                                                                  EXHIBIT  99(a)


                      PURCHASE AGREEMENT FOR REAL PROPERTY




                            AND ESCROW INSTRUCTIONS




                                    BETWEEN




                            EQK REALTY INVESTORS I,
                         a Massachusetts business trust


                                   As Seller




                                      AND




                           K/B REALTY ADVISORS, INC.,
                             a Delaware corporation


                                    As Buyer




                                (CASTLETON PARK,
                             INDIANAPOLIS, INDIANA)





                                                               November 16, 1995

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
1.     PURCHASE OF PROPERTY . . . . . . . . . . . . . . . . . . .       -1-

2.     BASIC TERMS AND DEFINITIONS  . . . . . . . . . . . . . . .       -1-
       2.1      PROPERTY  . . . . . . . . . . . . . . . . . . . .       -1-
       2.2      BUYER . . . . . . . . . . . . . . . . . . . . . .       -2-
       2.3      SELLER  . . . . . . . . . . . . . . . . . . . . .       -2-
       2.4      PURCHASE PRICE  . . . . . . . . . . . . . . . . .       -2-
       2.5      TERMS OF PURCHASE . . . . . . . . . . . . . . . .       -2-
       2.6      OUTSIDE DATE  . . . . . . . . . . . . . . . . . .       -3-
       2.7      FEASIBILITY PERIOD  . . . . . . . . . . . . . . .       -3-
       2.8      ESCROW  . . . . . . . . . . . . . . . . . . . . .       -3-
       2.9      ESCROW HOLDER . . . . . . . . . . . . . . . . . .       -3-
       2.10     TITLE COMPANY . . . . . . . . . . . . . . . . . .       -3-

3.     CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE  . . . . . . .       -3-
       3.1      TITLE CONDITION . . . . . . . . . . . . . . . . .       -3-
       3.2      GENERAL FEASIBILITY . . . . . . . . . . . . . . .       -4-
       3.3      ESTOPPEL CERTIFICATE  . . . . . . . . . . . . . .       -6-
       3.4      ISSUANCE OF TITLE POLICY  . . . . . . . . . . . .       -7-
       3.5      VALIDITY OF REPRESENTATIONS AND WARRANTIES  . . .       -7-
       3.6      PERFORMANCE OF COVENANTS  . . . . . . . . . . . .       -7-
       3.7      NO MATERIAL CHANGES . . . . . . . . . . . . . . .       -7-
       3.8      DELIVERY OF DOCUMENTS . . . . . . . . . . . . . .       -7-
       3.9      BLUE LUSTRE HOME CARE PRODUCT, INC. AGREEMENT . .       -7-
       3.10     LEASE WORK AND RESERVE AGREEMENT  . . . . . . . .       -8-
       3.11     SCOPE OF TENANT IMPROVEMENTS  . . . . . . . . . .       -9-

4.     CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE . . . . . . .       -9-
       4.1      PERFORMANCE OF COVENANTS  . . . . . . . . . . . .       -9-
       4.2      DELIVERY OF PAYMENT AND DOCUMENTS . . . . . . . .       -9-
       4.3      VALIDITY OF REPRESENTATIONS AND WARRANTIES  . . .       -9-

5.     CLOSING
       5.1      THE CLOSING . . . . . . . . . . . . . . . . . . .       -9-
       5.2      SELLER'S CLOSING OBLIGATIONS  . . . . . . . . . .      -10-
       5.3      BUYER'S CLOSING OBLIGATIONS . . . . . . . . . . .      -11-
       5.4      TITLE POLICY  . . . . . . . . . . . . . . . . . .      -11-

6.     TERMINATION OF THIS AGREEMENT. . . . . . . . . . . . . . .      -11-
       6.1      FAILURE TO CLOSE BY OUTSIDE DATE  . . . . . . . .      -11-
       6.2      FAILURE OF A CONDITION  . . . . . . . . . . . . .      -11-



                                     (i)

                               TABLE OF CONTENTS



                                                                       Page
                                                                       ----
       6.3      CONSEQUENCES OF TERMINATION . . . . . . . . . . .      -12-
       6.4      ESCROW CANCELLATION AND TITLE COMPANY CHARGES . .      -12-
       6.5      LIQUIDATED DAMAGES  . . . . . . . . . . . . . . .      -12-

7.     GENERAL ESCROW PROVISIONS  . . . . . . . . . . . . . . . .      -13-
       7.1      ESCROW INSTRUCTIONS . . . . . . . . . . . . . . .      -13-
       7.2      OPENING OF ESCROW . . . . . . . . . . . . . . . .      -13-
       7.3      GENERAL PROVISIONS  . . . . . . . . . . . . . . .      -13-
       7.4      PRORATIONS  . . . . . . . . . . . . . . . . . . .      -13-
       7.5      PAYMENT OF COSTS  . . . . . . . . . . . . . . . .      -16-
       7.6      ESCROW HOLDER AUTHORIZED TO COMPLETE BLANKS . . .      -16-
       7.7      RECORDATION AND DELIVERY OF DOCUMENTS . . . . . .      -16-

8.     BROKERAGE COMMISSIONS  . . . . . . . . . . . . . . . . . .      -17-

9.     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . .      -17-
       9.1      REPRESENTATIONS AND WARRANTIES OF BUYER . . . . .      -17-
       9.2      STANDARD REPRESENTATIONS AND WARRANTIES OF SELLER      -17-
       9.3      LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER       -18-
       9.4      "AS IS" . . . . . . . . . . . . . . . . . . . . .      -19-

10.    CONDUCT DURING ESCROW PERIOD . . . . . . . . . . . . . . .      -19-
       10.1     LICENSE TO ENTER  . . . . . . . . . . . . . . . .      -20-
       10.2     NO NEW OR MODIFIED LEASES OR CONTRACTS WITHOUT
                CONSENT . . . . . . . . . . . . . . . . . . . . .      -20-
       10.3     INSURANCE . . . . . . . . . . . . . . . . . . . .      -22-
       10.4     OPERATION OF PROPERTY . . . . . . . . . . . . . .      -22-
       10.5     NO FURTHER ENCUMBRANCE  . . . . . . . . . . . . .      -22-
       10.6     PRORATIONS  . . . . . . . . . . . . . . . . . . .      -22-

11.    CONDEMNATION OR CASUALTY . . . . . . . . . . . . . . . . .      -22-
       11.1     CONDEMNATION  . . . . . . . . . . . . . . . . . .      -22-
       11.2     CASUALTY  . . . . . . . . . . . . . . . . . . . .      -23-

12.    GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . .      -23-
       12.1     ASSIGNMENT  . . . . . . . . . . . . . . . . . . .      -23-
       12.2     ATTORNEYS' FEES AND/OR COSTS  . . . . . . . . . .      -23-
       12.3     NOTICES AND APPROVALS . . . . . . . . . . . . . .      -23-
       12.4     CONTROLLING LAW . . . . . . . . . . . . . . . . .      -25-
       12.5     TITLES AND CAPTIONS . . . . . . . . . . . . . . .      -25-


                                    (ii)

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
       12.6     INTERPRETATION  . . . . . . . . . . . . . . . . .      -25-
       12.7     NO WAIVER . . . . . . . . . . . . . . . . . . . .      -25-
       12.8     MODIFICATIONS . . . . . . . . . . . . . . . . . .      -25-
       12.9     SEVERABILITY  . . . . . . . . . . . . . . . . . .      -25-
       12.10    INTEGRATION OF PRIOR AGREEMENTS AND
                UNDERSTANDINGS. . . . . . . . . . . . . . . . . .      -25-
       12.11    NOT AN OFFER  . . . . . . . . . . . . . . . . . .      -25-
       12.12    POSSESSION OF PROPERTY  . . . . . . . . . . . . .      -25-
       12.13    COUNTERPARTS  . . . . . . . . . . . . . . . . . .      -26-
       12.14    EXHIBITS INCORPORATED BY REFERENCE  . . . . . . .      -26-
       12.15    COMPUTATION OF TIME . . . . . . . . . . . . . . .      -26-
       12.16    NO OBLIGATIONS TO THIRD PARTIES . . . . . . . . .      -26-
       12.17    COOPERATION . . . . . . . . . . . . . . . . . . .      -26-
       12.18    CONFIDENTIALITY . . . . . . . . . . . . . . . . .      -26-
       12.19    INDEMNITIES . . . . . . . . . . . . . . . . . . .      -26-
       12.20    FURTHER ASSURANCES  . . . . . . . . . . . . . . .      -27-
       12.21    NO THIRD PARTY BENEFICIARIES  . . . . . . . . . .      -27-


       EXHIBIT "A"     LAND DESCRIPTION
       EXHIBIT "B"     PERSONAL PROPERTY DESCRIPTION
       EXHIBIT "C"     PERMITS, WARRANTIES AND INTANGIBLES
       EXHIBIT "D"     LEASES
       EXHIBIT "E"     ESTOPPEL CERTIFICATE
       EXHIBIT "F"     GRANT DEED
       EXHIBIT "G"     ASSIGNMENT OF LEASES
       EXHIBIT "H"     BILL OF SALE
       EXHIBIT "I"     GENERAL ASSIGNMENT
       EXHIBIT "J"     PRE-APPROVED POST SEPTEMBER 11, 1995 LEASES
       EXHIBIT "J-1"   PRE-APPROVED POST SEPTEMBER 11, 1995 LEASING COSTS
       EXHIBIT "K"     LEASE SUMMARY
       EXHIBIT "K-1"   LEASE DEFAULTS
       EXHIBIT "L"     PROPERTY CONTRACTS
       EXHIBIT "M"     ASSET MANAGERS





                                    (iii)

                      PURCHASE AGREEMENT FOR REAL PROPERTY

                            AND ESCROW INSTRUCTIONS


         This Purchase Agreement for Real Property and Escrow Instructions ("Agreement"), effective as of November 16, 1995 ("Effective Date"), is between EQK REALTY INVESTORS I, a Massachusetts business trust, as "Seller", and K/B REALTY ADVISORS, a Delaware Corporation, as "Buyer".

         1. PURCHASE OF PROPERTY. Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller, the Property (as described in Paragraph 2.1), in consideration for the payment of the Purchase Price (as described in Paragraph 2.4).

         2.      BASIC TERMS AND DEFINITIONS.

                 2.1      PROPERTY.

                          2.1.1   Real Property. The land underlying that
project commonly referred to as Castleton Park, Indianapolis, Indiana, as more particularly described on the attached Exhibit "A" (the "Land") together with all improvements located on, above or below the surface of the Land, including, without limitation, forty-four (44) separate office and office/warehouse buildings (collectively, "Buildings"), and all other structures and facilities located on the Land, (the Buildings and all other structures and facilities, collectively, the "Improvements") together with all rights, privileges, easements, rights of way, appurtenances benefiting the Land and/or the Improvements, used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements, and all such rights, privileges, easements, rights of way and appurtenances are collectively, the "Real Property").

                          2.1.2   Personal Property. All furniture, fixtures,
equipment, appliances, and personal property owned by Seller and now located in or on the Real Property and used in connection with the management and operation of the Real Property, including, without limitation, those items described on the attached Exhibit "B" (collectively, the "Personal Property").

                          2.1.3   Permits, Warranties, and Intangibles. All
benefits (but not obligations accruing or applicable to the period prior to the Closing) under all licenses, permits, approvals, blueprints, plans, specifications, maps, drawings and guaranties and all warranties made by any contractors, subcontractors, vendors or suppliers, regarding their performance or the quality of materials supplied in connection with the construction of or operation of all or any of the Real Property or pertaining to the Real Property or the Personal Property, including, without limitation, those described on the attached Exhibit "C" and all intangible rights and property, including, without limitation, all rights of ownership and use of the name "Castleton Park" and rights to use of any phone numbers of Seller at the Property (collectively, the "Permits, Warranties, and Intangibles").

                          2.1.4   Leasehold Rights. All of Seller's interest in
the Leases described on the attached Exhibit "D" ("Leases"), and any other leasehold rights existing for the Property and all amendments and modifications to the Leases for the Real Property and all guaranties ensuring performance of the obligations under the Leases, together with all prepaid rent, damage, escrow and security deposits paid by the lessees under the Leases as of Close of Escrow (collectively, the "Leasehold Rights").

The Real Property, Personal Property, Permits, Warranties, and Intangibles and Leasehold Rights are collectively referred to in this Agreement as the "Property".

                 2.2 BUYER. K/B Realty Advisors, Inc., its successors and assigns, ("Buyer"), whose address is c/o Koll - Investment Management Division, Sixty State Street, Boston, Massachusetts 02109; Attn: Charles B. Lindwall; Telephone: (617) 722-8282; Facsimile: (617) 371-1411; with a copy to Jim Chiboucas, 4343 Von Karman Avenue, Newport Beach, California 92660;
Telephone: (714) 833-3030, ext. 398; Facsimile: (714) 852-9472.

                 2.3 SELLER. EQK Realty Investors I ("Seller") whose address is c/o Compass Retail, Inc., 5775 Peachtree Dunwoody Road, Suite 200-D, Atlanta, Georgia 30342; Attn: Linda Schear; Telephone: (404) 303-2550;
Facsimile: (404) 303-6124; with a copy to Gary Werkheiser, Compass Retail, Inc., 5775 Peachtree Dunwoody Road, Suite 200-D, Atlanta, Georgia 30342;
Telephone: (404) 303-2560; Facsimile: (404) 303-6117.

                 2.4 PURCHASE PRICE. Forty Million, One Hundred Seventy-Five Thousand Dollars ($40,175,000) ("Purchase Price"), subject to the prorations and adjustments provided for under this Agreement.

                 2.5      TERMS OF PURCHASE.

                          2.5.1   The Deposit. Within one (1) business day
after the full execution of this Agreement by all parties, a deposit of Four Hundred Thousand Dollars ($400,000) ("Deposit") shall be delivered to Escrow Holder by Buyer. Escrow Holder shall place the Deposit in a federally insured, interest-bearing account and all earned interest shall accrue to the Buyer's benefit, unless Seller is entitled to the Deposit as liquidated damages under Paragraph 6.5. For purposes of this Agreement, any accrued interest shall be deemed part of the Deposit.

                          2.5.2   Cash at Closing. The Purchase Price less the
Deposit (and subject to any prorations and adjustments provided under this Agreement) shall be delivered to Escrow Holder as provided in Paragraph 5.3.

                          2.5.3   Election to Return Deposit. Buyer may elect,
by delivery of written notice to Seller and Escrow Holder on or before the Closing, to deliver the entire Purchase Price (subject to any prorations and adjustments provided under this Purchase Agreement) to Escrow Holder at the Closing and have Escrow Holder return the Deposit to Buyer (or K/B Realty Advisors if this Agreement has been assigned) upon such delivery of the Purchase Price to Escrow Holder. Seller agrees to execute any escrow instructions reasonably required by Escrow

Holder to cause the return of the Deposit to Buyer (or K/B Realty Advisors) pursuant to the terms of this Paragraph 2.5.3.

                 2.6 OUTSIDE DATE. The last day the Close of Escrow may occur shall be December 8, 1995 ("Outside Date).

                 2.7 FEASIBILITY PERIOD. The "Feasibility Period" shall end at 5:00 P.M. (PST) on November 20, 1995.

                 2.8 ESCROW. Escrow number _____ ("Escrow") with the Escrow Holder, which shall be opened as provided in Paragraph 7.2.

                 2.9 ESCROW HOLDER. Chicago Title Insurance Company ("Escrow Holder"), whose address is 101 West Ohio Street, Suite 300, Indianapolis, Indiana 46204; Escrow Officer: Alan Kolb; Telephone: (317) 684-3800; Facsimile: (317) 683-3843.

                 2.10 TITLE COMPANY. Chicago Title Company ("Title Company"), whose address is 101 West Ohio Street, Suite 300, Indianapolis, Indiana 46204; Title Coordinator: Alan Kolb; Telephone: (317) 684-3800;
Facsimile: (317) 684-3843.

     3. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE. Buyer's obligation to purchase the Property is subject to the satisfaction or written waiver of all the conditions described below (which are for Buyer's benefit) within the time periods specified, or if no time period is specified, by the Closing Date.

                 3.1      TITLE CONDITION.

                          3.1.1   Title Document. Buyer shall obtain the
following items:


                                  (a)      A current ALTA Preliminary Report
issued by the Title Company ("Preliminary Report");

                                  (b)      Legible copies of all documents,
whether recorded or unrecorded, referred to in the Preliminary Report; and

                                  (c)      Seller's most recent ALTA Survey of
the Property (which Seller shall provide to Buyer) prepared by a licensed engineer or surveyor (the survey, as it may be updated by Buyer at Buyer's initial cost and expense will be referred to as the "Survey");

(Items (a) through (c), are collectively referred to as the "Title Documents").

Buyer has delivered written notice to Seller and Escrow Holder ("Notice of Title Defect") specifying (in Buyer's sole and absolute discretion) each matter shown in the Title Documents which is disapproved by Buyer (each a "Disapproved Title Matter").

                          3.1.2   Seller's Title Notice. By no later than 5:00
P.M. (PST) on November 28,1995 ("Seller's Title Notice Period"), Seller may elect (i) to eliminate or cure to Buyer's satisfaction (in Buyer's sole and absolute discretion) each Disapproved Title Matter or (ii) not do anything regarding the Disapproved Title Matter. Prior to the expiration of Seller's Title Notice Period, Seller shall deliver to Buyer written notice ("Seller's Title Notice") of those Disapproved Title Matters, if any, which Seller covenants and agrees to either eliminate from the Title Policy as exceptions to the Title Policy or cure to Buyer's satisfaction by the Closing Date. If Seller fails to deliver any written notice within Seller's Title Notice Period, Seller shall be deemed to have elected not to do anything regarding the Disapproved Title Matters. If Seller does not elect in Seller's Title Notice to eliminate or cure any Disapproved Title Matter (or fails to deliver Seller's Title Notice within Seller's Title Notice Period), or if Buyer disapproves Seller's Title Notice (in its sole and absolute discretion), then Buyer shall have the right, by written notice delivered to Seller and Escrow Holder on or before 5:00 P.M. (PST) on December 4, 1995 to either (i) waive its prior disapproval, in which event, the Disapproved Title Matters shall be deemed approved, or (ii) terminate this Agreement and the Escrow, in which case the Deposit shall be returned to Buyer as provided in paragraph 6.3. If Buyer fails to deliver any written notice on or before 5:00 P.M. (PST) on December 4, 1995, Buyer shall be deemed to have elected to terminate this Agreement pursuant to
(ii) above.

                          3.1.3   Disapproval of Liens and Monetary
Encumbrances. Notwithstanding anything to the contrary contained in this Agreement, Buyer disapproves all liens and monetary encumbrances (other than liens for non-delinquent real property taxes). Seller covenants to cause all these liens to be eliminated at Seller's sole cost and expense (including all pre-payment penalties and charges) prior to or concurrently with the Close of Escrow.

                 3.2      GENERAL FEASIBILITY.

                          3.2.1   Buyer's Feasibility Studies. Buyer shall have
until the expiration of the Feasibility Period to confirm in Buyer's sole and absolute discretion whether Buyer desires to proceed with the purchase of the Property and whether the Property is acceptable to Buyer. Buyer's feasibility studies may include, but shall not be limited to, each of the following items:

                                  (a)      The economics of and return on
investment for purchasing the Property;

                                  (b)      The physical condition of the
Property;

                                  (c)      The geological soils and seismic
conditions of the Property;

                                  (d)      All conditions imposed by
governmental bodies having jurisdiction over the Property;

                                  (e)      The availability of all necessary
utilities, sewers and storm drains for the Property;

                                  (f)      The compliance of the Property with
all applicable federal, state, city, and local laws, rules, regulations and ordinances, including, without limitation, those pertaining to zoning and land use;

                                  (g)      The environmental condition of the
Property;

                                  (h)      The availability of access to the
Property;

                                  (i)      Property's satisfaction of
investment criteria; and

                                  (j)      Any other items which Buyer believes
are pertinent to its determination of whether to purchase the Property.

                          3.2.2   Property Documents. To assist Buyer's
feasibility determination, Seller, at its sole cost and expense, has delivered to Buyer at its offices listed in Paragraph 2.2, legible, true, complete and correct copies of the following documents (all collectively, the "Property Documents"):

                                  (a)      All Leases that will be in effect at
Closing (and associated side letters, guarantees, tenant correspondence, other correspondence, and instruments) together with term sheets, letters of intent, or lease drafts for any pending new leases, amendments, modifications, renewals, extensions, or expansions;

                                  (b)      All vendor, capital and other
contracts and agreements affecting the Property, including, without limitation, those pertaining to service, labor, construction, management, and maintenance;

                                  (c)      All soils and environmental
assessments, reports, notices, or correspondence pertaining to or regarding the Property;

                                  (d)      All engineering reports or surveys,
notices, or correspondence relating to the Property structures, building systems, ADA compliance, or site conditions;

                                  (e)      All operating reports from January,
1994 and through the Effective Date, including operating expenses, revenues, receivable reports and variance analysis-descriptions regarding or pertaining to the Property;

                                  (f)      Current rent roll for the Property
as of the Effective Date;

                                  (g)      Copies of the property tax bills for
the current year and prior two (2) years for the Property;

                                  (h)      All licenses and permits (including
certificates of occupancy), blueprints, surveys, drawings, specifications, plans, maps (tentative and final) and currently pending applications to governmental entities, regarding the Property;

                                  (i)      Budget proposals submitted by
Seller's management company for the 1995 and 1996 years pertaining to the Property;

                                  (j)      Any other contracts or obligations
that Seller will ask Buyer to assume as of the Closing

                                  (k)      All correspondence between the
Seller's asset manager and the property management company for the previous twelve months relating to the operation, maintenance or improvement of the Property;

                                  (l)      A summary of any litigation
affecting the Property, and if requested by Buyer, copies of any documents regarding litigation, liens or threatened claims pertaining to the Property; and

                                  (m)      Any notices or warnings that the
Property is or may become in violation of any governmental orders, rules, laws, regulations, restrictions, or otherwise.

The originals of the Property Documents shall become the property of Buyer upon Close of Escrow.

                 3.2.3 Interviews. During the Feasibility Period, Seller shall make available for interview by Buyer (at the Property or at Seller's office) regarding Property matters, Seller's personnel, agents and property managers.

                 3.2.4 Buyer's Feasibility Determination. If within the Feasibility Period, Buyer determines in its sole and absolute discretion, that it is either feasible or not feasible for Buyer to purchase the Property, Buyer shall notify Seller and Escrow Holder in writing (the "Feasibility Notice" or "Non-Feasibility Notice"). If Buyer fails to deliver to Seller and Escrow Holder the Feasibility Notice or Non-Feasibility Notice on or before the last day of the Feasibility Period, this feasibility contingency shall be conclusively deemed not satisfied. If Seller and Escrow Holder receive the Non-Feasibility Notice on or before the expiration of the Feasibility Period or this contingency is deemed not satisfied, Escrow shall terminate and Escrow Holder shall immediately return the Deposit to Buyer pursuant to Paragraph 6.3.

         3.3 ESTOPPEL CERTIFICATE. Buyer shall have received by no later than November 29, 1995, a fully executed Estoppel Certificate in the form of Exhibit "E" from each and all of the following: (i) Lease tenants occupying in the aggregate at least 80% of the rentable square footage in the Buildings,
(ii) 80% of the number of Lease tenants leasing premises in the Buildings, and
(iii) all Lease tenants for each and every Lease which is for more than 5,000 square feet of any Building, containing information that is consistent with and confirms (x) the terms of their respective Leases, (y) the information contained in the rent roll dated October 1, 1995, and (z) the information contained in the accounts receivable aging report dated October 1, 1995.

         3.4 ISSUANCE OF TITLE POLICY. At the Closing, the Title Company shall have committed to issue the Title Policy upon Close of Escrow, as described in Paragraph 5.4.

         3.5 VALIDITY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by Seller in this Agreement shall be true and correct in all material respects as of the Close of Escrow.

         3.6 PERFORMANCE OF COVENANTS. Seller shall have duly performed all covenants and agreements to be performed by Seller under this Agreement.

         3.7 NO MATERIAL CHANGES. At the Closing Date, there shall have been no material adverse changes since the Effective Date in the physical, financial, tenant or title condition of the Property. In addition, Buyer shall have the right to terminate this Agreement (and it shall be deemed a failure of this condition precedent to Buyer's performance) upon the occurrence of any of the following events by a tenant under any Lease for premises exceeding 5,000 square feet: (i) the making by such tenant of any general arrangement or assignment for the benefit of creditors, (ii) such tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto, (iii) the appointment of a trustee or receiver in possession of any of such tenant's assets, (iv) the attachment, execution or other judicial seizure of any of such tenant's assets, (v) any announcement of any material change in the financial condition of such tenant.

         3.8 DELIVERY OF DOCUMENTS. Seller shall have signed, acknowledged and timely delivered all monies, documents and instruments to Escrow Holder as required by Paragraph 5.2 below.

         3.9     BLUE LUSTRE HOME CARE PRODUCT, INC. AGREEMENT.

                 3.9.1 Agreement. Buyer and Seller shall have agreed upon and signed a written escrow agreement pursuant to terms and conditions acceptable to both Buyer and Seller (in their respective sole and absolute discretions) which provides among other terms and conditions that:

                          (a)     A separate escrow shall be established with
Escrow Holder (the "Blue Lustre Escrow") in which Seller shall deposit at Closing from Seller's proceeds from the sale of the Property ("Seller's Closing Proceeds") an amount equal to all rent, additional rent and other payment obligations for which Blue Lustre Home Care Product, Inc. ("Blue Lustre") can potentially be obligated to pay pursuant to the terms of its Lease through the expiration of the term of its Lease ("Lease Obligations").

                          (b)     Upon Buyer's written notice that any Lease
Obligation has not been satisfied, Escrow Holder shall immediately release to Buyer the amount of the unsatisfied Lease Obligation.

                          (c)     Upon the happening of both of the following,
any remaining funds in the Blue Lustre Escrow would be returned to Seller: (i) Blue Lustre's satisfaction of all of its Lease Obligations through the expiration of the term of its Lease and (ii) passage of a sufficient period of time and the occurrence of the necessary events such that the bankruptcy trustee or any other creditor or party could not seek recovery from Buyer for receipt of any payment to Buyer from Blue Lustre.

                 3.9.2 Escrow Funding. Seller shall have provided Escrow Holder with irrevocable and unconditional written escrow instructions to deposit at Closing in the Blue Lustre Escrow from Seller's Closing Proceeds an amount equal to all of Blue Lustre's Lease Obligations as described in Paragraph 3.9.1 above.

         3.10    LEASE WORK AND RESERVE AGREEMENT.

                 3.10.1 Agreement. Buyer and Seller shall have agreed upon and signed a written agreement ("Lease Work And Reserve Agreement") pursuant to terms and conditions acceptable to both Buyer and Seller (in their respective sole and absolute discretions) which provides among other terms and conditions that:

                          (a)     Certain described plans, terms, conditions
and other Business Terms (as defined in Paragraph 10.2.1) for the tenant improvement work for prospective new tenants Biosound ("Biosound") and Sprint Telecommunications Venture ("Sprint") are acceptable to Buyer and Seller.

                          (b)     Buyer shall be responsible for satisfying
Biosound's tenant allowance under the proposed Biosound Lease, not to exceed $341,112, which is intended to cover the cost of any and all leasehold improvement work and commissions for the Biosound Lease. Seller shall be responsible for satisfying all leasing costs (leasehold improvement or otherwise) and commissions arising from the Biosound Lease to the extent they exceed $341,112.

                          (c)     Buyer shall be responsible for satisfying
Sprint's tenant allowance under the proposed Sprint Lease, not to exceed $248,698, which is intended to cover the cost of any and all leasehold improvement work and commissions (other than the below described Sprint Landlord Work) for the Sprint Lease. Seller shall be responsible for satisfying all leasing costs (leasehold improvement or otherwise, except for the $75,000 of Sprint Landlord Work for which Buyer is responsible) and commissions arising from the Sprint Lease to the extent they exceed $248,698. In addition, there is certain work to be performed by the landlord under the proposed
Sprint Lease ("Sprint Landlord Work"), the cost of which is estimated to be $120,000. Buyer shall be responsible for paying the first $75,000 of costs for the Sprint Landlord Work, and Seller shall be responsible for all amounts exceeding $75,000.

                          (d)     Certain described terms and conditions are
acceptable to Buyer for a written contract to be entered into by Seller and assumed by Buyer for Castleway Management, Inc's performance of the lease improvement work for the Biosound Lease and Sprint Lease and for the Sprint Landlord Work.

                          (e)     Buyer has approved certain described plans,
terms, conditions, Business Terms (as defined in Paragraph 10.2.1), Amendment Terms (as defined in Paragraph 10.2.2), lease improvement costs, commissions, and other costs, expenses and liabilities (collectively, "Lease Obligations"), applicable to, or incurred or to be incurred, with regard to new Leases or potential leases being negotiated or in the process of being signed. Buyer has approved certain described Leasing Obligations applicable to, or incurred or to be incurred, with regard to any modifications, amendments, extensions or expansions of existing Leases or new Leases. Buyer shall be responsible for satisfying certain described maximum amounts of Leasing Obligations and Seller shall be responsible for satisfying Leasing Obligations to the extent they exceed such described maximum amounts.

                          (f)     A separate escrow shall be established with
Escrow Holder ("Reserve Escrow") in which Seller will have deposited at Closing from Seller's Closing Proceeds, a mutually agreed upon amount ("Reserve Amount") sufficient to satisfy Seller's post-Closing obligations and potential liabilities under the Purchase Agreement and the Lease Work And Reserve Agreement, including, without limitation, any obligations or liabilities arising from any adjustments to prorations, breach of any representation or warranty, the Biosound Lease, the Sprint Lease, the Leasing Obligations, or any other lease improvement costs or leasing commissions to the extent they exceed amounts approved by Buyer. The Agreement shall also include the terms and conditions pursuant to which Buyer may receive distributions from the Reserve Escrow and pursuant to which any remaining funds in the Reserve Escrow would be returned to Seller.

                 3.10.2 Escrow Funding. Seller shall have provided Escrow Holder with irrevocable and unconditional written escrow instructions to deposit at Closing the Reserve Amount from Seller's Closing Proceeds.

         3.11 SCOPE OF TENANT IMPROVEMENTS. Buyer shall have received a binding certification (in a form reasonably acceptable to Buyer) signed by those tenants listed on Exhibit "J-1" for which there remain unsatisfied leasing costs and commissions certifying the scope of the leasehold improvements to be performed.

     4. CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE. Seller's obligation to sell the Property is subject to the satisfaction or written waiver of all conditions set forth below (which are for Seller's benefit) within the time periods specified, or if no time period is specified, by the Closing Date.

                 4.1 PERFORMANCE OF COVENANTS. Buyer shall have duly performed all covenants and agreements to be performed by Buyer under this Agreement.

                 4.2 DELIVERY OF PAYMENT AND DOCUMENTS. Buyer shall have signed, acknowledged and timely delivered all monies, documents and instruments to Escrow Holder as required by this Agreement, including, but not limited to, those required by Paragraphs 2.5.1, 2.5.2 and 5.3 below and Escrow Holder shall have delivered all documents and monies required to be delivered to Seller.

                 4.3 VALIDITY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by Buyer in this Agreement shall be true and correct in all material respects as of Close of Escrow.

         5.      CLOSING.

                 5.1      THE CLOSING.

                          (a)     Provided that the conditions set forth in
Paragraphs 3 and 4 have been satisfied or Buyer and Seller have waived same in writing, the Closing shall occur at the offices of the Escrow Holder, by no later than 4:00 P.M. (PST) on the Closing Date, or at such other time and place as Buyer and Seller shall mutually designate.

                          (b)     The terms "Close of Escrow", "Closing Date"
and/or "Closing" are used in this Agreement to mean the time the Grant Deed (as defined in Paragraph 5.2(a)) is recorded with the Recorder of Marion County, Indiana.

                 5.2      SELLER'S CLOSING OBLIGATIONS. On or before 12:00 P.M.
(PST) on the last business day immediately before the Closing Date, Seller shall deliver to Escrow Holder:

                          (a)     A Grant Deed conveying fee title to the Real
Property and Improvements to Buyer, properly signed by Seller and acknowledged, in recordable form, subject to only those matters approved by Buyer pursuant to Paragraph 3, and in the form attached as Exhibit "F" ("Grant Deed");

                          (b)     An Assignment of Leases conveying the
Leasehold Rights to Buyer duly signed by Seller, in the form attached as Exhibit "G" ("Assignment of Leases");

                          (c)     A bill of sale, signed by Seller, in the form
attached as Exhibit "H", conveying all of Seller's right, title and interest in and to the Personal Property to Buyer ("Bill of Sale").

                          (d)     A general assignment, signed by Seller, in
the form attached as Exhibit "I", conveying all of Seller's right, title and interest in and to the Permits, Warranties, and Intangibles to Buyer ("General Assignment");

                          (e)     A certificate of Seller in the form required
of an entity transferor as set forth in Section 1.1445- 2(b)(iii) of the Regulations under Section 1445 of the Internal Revenue Code of 1986 and any state withholding exemption certificate, both signed by Seller;

                          (f)     Notices to all lessees under the Leases,
signed by Seller, in a form mutually acceptable to Buyer and Seller;

                          (g)     Any additional funds, documents and/or
instruments (signed by Seller and acknowledged, if appropriate) as may be necessary to comply with this Agreement, including, without limitation, a certified copy of all resolutions, written authorizations, trust certificates and other documentation, adopted by the Seller's entities, evidencing the authorization of Seller for the sale of the Property;

                          (h)     All original Property Documents;

                          (i)     A Disclosure of Sales Information, signed by
Seller;

                          (j)     Affidavit that the Indiana Responsible
Property Transfer laws are not applicable, signed by Seller;

                          (k)     Vendors Affidavit as customarily delivered at
closings, using the Indianapolis Bar Association form, signed by Seller;

                          (l)     The Proration Statement (mutually agreed upon
with Buyer), signed by Seller; and

                          (m)     If applicable, withholding exemption
certificate(s) (or other similar documentation necessary to relieve Buyer of any liability for failing to withhold funds) from the applicable governmental entities.

                 5.3      BUYER'S CLOSING OBLIGATIONS. On or before 12:00 noon
(PST) on the Closing Date, Buyer shall deliver to Escrow Holder:

                          (a)     Cash equal to that amount provided for in
Paragraph 2.5.2. The cash must be by direct deposit or by wire transfer of funds actually made in Escrow Holder's depository bank account by 12:00 noon
(PST) on the Closing Date;

                          (b)     The Assignment of Leases, signed by Buyer and
acknowledged;

                          (c)     Disclosure of Sales Information, signed by
Buyer;

                          (d)     The proration statement (mutually agreed upon
with Seller), signed by Buyer; and

                          (e)     Any additional funds and/or instruments
(signed by Buyer and acknowledged, if appropriate) as may be necessary to comply with this Agreement.

                 5.4 TITLE POLICY. Title shall be evidenced by the issuance by Chicago Title Company in its capacity as title insurer of its ALTA Extended Coverage Owner's Policy of Title Insurance (with all endorsements requested by Buyer) in the amount of the Purchase Price showing title to the Real Property vested in Buyer (or its assignee) subject only to those exceptions and matters approved by Buyer in writing pursuant to Paragraph 3.1 ("Title Policy"). Upon Chicago Title's issuance of a commitment to issue the above-referenced Title Policy, the Title Policy shall be attached to this Agreement, the issuance of which shall be a condition precedent to Buyer's obligation to Close. In the event Buyer requests "gap coverage" Seller shall execute and deliver to Chicago Title Company the gap undertaking requested by Chicago Title Company.

         6.      TERMINATION OF THIS AGREEMENT.

                 6.1 FAILURE TO CLOSE BY OUTSIDE DATE. If Escrow fails to close on the Outside Date, this Agreement and Escrow shall automatically terminate and cancel without further action by Escrow Holder or any party and notwithstanding any provision contained in Escrow Holder's general provisions.

                 6.2 FAILURE OF A CONDITION. Except in those instances where Escrow automatically terminates under the terms of this Agreement, if any condition is not satisfied or waived within the time period and in the manner set forth in this Agreement, then the party for whose benefit the condition exists (as provided in Paragraphs 3 and 4 of this Agreement) may terminate this Agreement by delivering written notice to the other party and to Escrow Holder after the end of the applicable time period.

                 6.3 CONSEQUENCES OF TERMINATION. If this Agreement terminates (or is properly terminated by either party) as specifically provided by its terms, then each of the following shall occur: Escrow shall be deemed automatically cancelled regardless of whether cancellation instructions are signed; and, except as provided to the contrary in Paragraph 6.5 (concerning Seller's right to retain the Deposit as liquidated damages), Escrow Holder shall return all funds (including, without limitation, the Deposit to Buyer) and documents then held in Escrow to the party depositing the same, and neither party shall have any claim against the other by reason of this Agreement (other than as specifically set forth below or as provided by law for breach of this Agreement, subject to Paragraph 6.5). If Seller breaches this Agreement, Buyer shall be permitted to seek all of its legal and equitable remedies, including, without limitation, specific performance.

                 6.4 ESCROW CANCELLATION AND TITLE COMPANY CHARGES. If Escrow fails to close because of either party's default, the defaulting party shall be liable for all Escrow cancellation and Title Company charges. If Escrow fails to close for any other reason, Buyer and Seller shall each pay one-half (1/2) of any Escrow cancellation and Title Company charges.

                 6.5 LIQUIDATED DAMAGES. IF BUYER FAILS TO PURCHASE THE PROPERTY WHEN IT IS OBLIGATED TO DO SO UNDER THE TERMS OF THIS AGREEMENT, SELLER SHALL BE RELEASED FROM ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT, ESCROW HOLDER SHALL IMMEDIATELY DELIVER THE DEPOSIT TO SELLER, AND SELLER SHALL BE ENTITLED TO RETAIN THE DEPOSIT AS "LIQUIDATED DAMAGES." BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGES BY REASON OF BUYER'S DEFAULT. ACCORDINGLY, BUYER AND SELLER AGREE THAT IN THE EVENT OF DEFAULT BY BUYER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER THE DEPOSIT AS

LIQUIDATED DAMAGES. IN CONSIDERATION OF THE PAYMENT OF THE LIQUIDATED DAMAGES. SELLER WILL BE DEEMED TO HAVE WAIVED ALL OF ITS CLAIMS AGAINST BUYER FOR DAMAGES OR RELIEF AT LAW OR IN EQUITY. CONSEQUENTLY, THE LIQUIDATED DAMAGES SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW AND EQUITY, TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY REASON OF BUYER'S DEFAULT, INCLUDING, WITHOUT LIMITATION, THE RIGHT OF SPECIFIC PERFORMANCE.


                 -----------------                 ---------------
                 SELLER'S INITIALS                 BUYER'S INITIAL

         7.      GENERAL ESCROW PROVISIONS.

                 7.1 ESCROW INSTRUCTIONS. This Agreement when signed by Buyer and Seller shall also constitute Escrow Instructions to Escrow Holder.

                 7.2 OPENING OF ESCROW. When this Agreement, fully signed, or in signed counterparts, is delivered to Escrow Holder, Escrow shall be deemed open ("Opening of Escrow"), and Escrow Holder shall immediately notify Buyer and Seller by telephone and in writing of the date of Opening of Escrow.

                 7.3 GENERAL PROVISIONS. Notwithstanding anything to the contrary in this Agreement, the General Provisions of Escrow Holder, if any, which are later signed by the parties, are incorporated by reference to the extent they are not inconsistent with the provisions of this Agreement. If there is any inconsistency between the provisions of those General Provisions and any of the provisions of this Agreement, the provisions of this Agreement shall control. If any requirements relating to the duties or obligations of the Escrow Holder are unacceptable to the Escrow Holder, or if the Escrow Holder requires additional instructions, the parties agree to make any deletions, substitutions and additions as counsel for Buyer and Seller shall mutually approve and which do not materially alter the terms of this Agreement. Any supplemental instructions shall be signed only as an accommodation to Escrow Holder and shall not be deemed to modify or amend the rights of Buyer and Seller, as between Buyer and Seller, unless those supplemental instructions expressly so provide.

                 7.4      PRORATIONS.

                          7.4.1   Standard Prorations. Subject to Paragraphs
7.4.2 through 7.4.7, all non-delinquent rents (i.e. rents or additional rents which are not thirty (30) days or more past due), expenses, expense recoveries, utility charges (other than those paid by tenants directly to the utility vendors pursuant to the terms of the Leases), common area charges, real property taxes, assessments, maintenance charges, and other revenues and costs for the Property shall be prorated as of the Close of Escrow based on the most current statements and information provided to Escrow Holder. For purposes of these prorations it will be assumed that Seller has received all rents for the month in which the Closing occurs from all tenants under the Leases and Buyer shall receive a proportionate credit at Closing based on the number of days of such month Buyer owns the Property.

                          7.4.2   Additional Rent Reconciliation. To the extent
that any additional rent (including, without limitation, estimated payments for operating expenses and/or real estate taxes) (collectively, "Expenses") is paid by tenants to landlord under the Leases based on an estimated payment basis (monthly, quarterly, or otherwise) for which a future reconciliation of actual Expenses to estimated payments is required to be performed at the end of a reconciliation period, Buyer and Seller shall make an adjustment at the Closing for the applicable reconciliation period (or periods, if the Leases do not have a common reconciliation period) based on a comparison of the actual Expenses to the estimated payments at the Closing. If, as of the Closing, Seller has received additional rent payments in excess of the amount that tenants will be required to pay, based on the actual Expenses as of the Closing, Buyer shall receive a credit at Closing in the amount of such excess. If, as of the Closing, Seller has received additional rent payments that are less than the amount that tenants would be required to pay based on the actual Expenses as of the Closing, Buyer shall deliver to Seller the amount of such deficiency within thirty (30) days of the reconciliation pursuant to which the tenant's payment of such deficient amounts is received by Buyer. For purposes of the above-described calculations, it will be assumed that Seller has received all additional rent payments for Expenses for the month in which Closing occurs from all tenants under the Leases.

                          7.4.3   Receivables. Buyer shall not be required to
purchase Seller's accounts receivables and/or delinquent rents (including, without limitation, any additional rent payments for other amounts payable by tenants under the Leases). No proration shall be made at the Closing for these items. However, Seller shall be permitted to collect accounts receivables and/or delinquent rents directly from tenants after Closing to the extent such collections do not interfere with tenants' tenancies. For a period of six (6) months following the Closing Date, Buyer shall continue to bill existing tenants at the Property for accounts receivable and delinquent rents attributable to the Property for the period prior to the Closing Date. To the extent that Buyer receives, within the first six (6) months after the Closing Date, rents applicable to a period prior to the Closing, Buyer shall promptly pay such rents to Seller after first deducting any sums due Buyer from such tenants for rent or other charges accruing after the Closing Date. After expiration of such six (6) month period, all amounts (accounts receivables, rents, or otherwise) received by Buyer shall belong to Buyer regardless of the time period to which they apply.

                          7.4.4   Security Deposits. Buyer shall be credited at
Closing for the amount of all security deposits provided for under the Leases.

                          7.4.5   Leasing Costs. Buyer shall be responsible for
the amount of all costs and expenses which were incurred, or to be incurred, in connection with all Leases executed, modified or extended by Seller after September 11, 1995 provided that such Leases are set forth on the attached Exhibit "J" and all such costs for which Buyer is to be responsible are set forth on the attached Exhibit "J-1", or such Leases and costs have been approved by Buyer pursuant to Paragraph 10.2. Seller shall remain responsible for (or to the extent identifiable at Closing, Buyer shall receive a credit at Closing) for the amount of all unsatisfied costs and expenses which were incurred, or are to be incurred, in connection with any and all Leases executed prior to September 11, 1995 and for all Leases and costs which are not listed on Exhibits "J" or "J-1" or which were not approved by Buyer pursuant to Paragraph 10.2.

                          7.4.6   Capital Costs. Except for the Leasing Costs
set forth in Exhibit "J-1", Buyer shall be credited at Closing for all amounts remaining unsatisfied at Closing for all capital contracts, contracts pertaining to works of improvement or other contracts, pertaining to the Property (regardless of when the work, services or other obligations were performed or are to be performed).

                          7.4.7   Delinquent Taxes and Mechanic's Liens.

                                  (i)      Taxes. All real property taxes and
assessments, personal property taxes, and other municipal and governmental charges and assessments imposed upon the Property, paid or payable, shall be prorated as of the Closing Date based on Seller's and Buyer's respective periods of ownership to which the taxes are applicable. Accordingly, Buyer and Seller acknowledge that many, if not all of the taxes, are payable in arrears (for example, 1994 real property taxes are paid in two installments in 1995 and 1995 real property taxes will not be payable until 1996). Since taxes for 1995 for the Property will not be known at the Closing, Buyer and Seller shall use one hundred fifteen percent (115%) of the last known taxes for purposes of the proration, subject to the adjustment as provided in Paragraph
7.4.11 below. More particularly, Buyer will receive a credit at Closing of one hundred fifteen percent (115%) of the last known taxes multiplied by a percentage based on the proportion of calendar year 1995 (or where a different tax year applies, that taxing year) during which Seller owned the Property. Buyer shall also receive a credit at Closing in the amount of any delinquent and payable taxes applicable to the Property.

                                  (ii)     Tax Appeals. As of the date of this
Agreement, Seller has engaged consultants for the purpose of protesting the amount of taxes or the assessed valuation for certain tax periods for the Property ("Protest Proceedings"). Any refunds or proceeds (including interest thereon) on account of a favorable determination, after deduction of costs and expenses incurred for such Protest Proceedings and payment of any reimbursements owing to tenants, shall be: (i) the property of Seller to the extent such refunds or proceeds were for taxes paid by Seller applicable to a period prior to the Closing Date, (ii) prorated between Buyer and Seller for taxes paid for a period during which the Closing Date occurred, and (iii) the Property of Buyer for taxes paid by Buyer for a period after the Closing Date. Seller shall have the obligation to refund to any tenants in good standing as of the date of such refiled, any portion of such refund paid to it which may be owing to such tenants, which payment shall be paid within fifteen (15) days of delivery to Seller by Buyer of written confirmation of such tenants' entitlement to such refunds and the addresses to which such refund amounts should be forwarded. Buyer shall have the obligation to refund to tenants in good standing as of the date of such refund, any portion of such refund paid to it which may be owing to such tenants. Seller agrees to notify Buyer in writing of any receipt of a tax refund within ten (10) business days of receipt of such refund. To the extent either party obtains a refund, a portion of which is owed to the other party, the receiving party shall deliver the refund to the other party immediately upon its receipt.

                                  (iii)    Mechanic's Liens. Buyer shall
receive a credit at Closing the amount of all mechanic's and materialman's liens encumbering the Property at Closing.

                          7.4.8   Deferred Maintenance Credit. Buyer shall
receive at Closing a credit applicable to the Purchase Price in the amount of Seven Hundred Four Thousand, Five Hundred Dollars ($704,500) as consideration for Buyer's acceptance of the Property with existing deferred maintenance that needs to be corrected and other maintenance requirements that are anticipated as having to be satisfied in the near future.

                          7.4.9   Environmental Assessments. At Buyer's option,
either: (i) Buyer shall receive at Closing, a credit applicable to the Purchase Price in the amount of Forty-Four Thousand Dollars ($44,000) as payment to Buyer for its costs and resources expended for environmental reports, assessments and review of the Property, or (ii) Seller shall direct Escrow Holder to pay out of Seller's proceeds all environmental invoices provided to Seller prior to the Closing Date, which payment shall not exceed Forty-Four Thousand Dollars ($44,000) in the aggregate.

                          7.4.10  [Omitted].

                          7.4.11  Errors and Omissions. If any errors or
omissions are made regarding adjustments and prorations, the parties shall make appropriate corrections promptly upon the discovery thereof. If any estimations are made at the Close of Escrow regarding adjustments or prorations, the parties shall make the appropriate corrections promptly when accurate information becomes available. Any corrected adjustment or proration shall be paid in cash to the appropriate party within fifteen (15) days of agreement by the parties as to the correction or adjustment. Notwithstanding anything to the contrary in this paragraph, any right to a correction or adjustment shall terminate six (6) months after Close of Escrow, except for taxes under Paragraph 7.4.7, which shall terminate nine (9) months after Close of Escrow.

                 7.5 PAYMENT OF COSTS. Seller shall pay for (i) all transfer, sales, use and other taxes, assessments and charges applicable to, or arising from, the transfer of the Property (including, without limitation, documentary transfer taxes), (ii) all recording fees, (iii) an AMOUNT equal to the premium for a standard ALTA Owner's Policy ("Standard Premium") not to exceed $35,000, (iv) one-half (1/2) of all Escrow fees and charges not to exceed $1,000, and (v) all of Seller's costs incurred with regard to this transaction, including, without limitation, its legal costs and costs to provide the Property Documents and any other due diligence materials to Buyer. Buyer shall pay (i) one-half (1/2) of the Escrow fees and charges not to exceed $1,000, (ii) all Title Policy costs exceeding the Standard Premium, including, without limitation, charges for endorsements, (iii) the costs for the Survey update, and (iv) all of Buyer's costs incurred with regard to this transaction, including, without limitation, its due diligence and legal costs.

                 7.6 ESCROW HOLDER AUTHORIZED TO COMPLETE BLANKS. If necessary, Escrow Holder is authorized to insert the Closing Date in any blanks in the Closing documents.

                 7.7 RECORDATION AND DELIVERY OF DOCUMENTS. When Buyer and Seller have satisfied their respective Closing obligations under Paragraphs
5.2 and 5.3 and each of the conditions under Paragraphs 3 and 4 and have either been satisfied or waived in writing, Escrow Holder shall (i) first cause the recordation of the satisfaction, reconveyances, releases and/or other documents related to the extinguishment and/or termination of existing mortgages with the Recorder of Marion County, Indiana, (ii) second cause the Grant Deed (and any other conveyance documents) to be recorded with the Recorder of Marion County, Indiana, (iii) establish and fund from Seller's Closing Proceeds the Blue Lustre Escrow and Reserve Escrow pursuant to written escrow agreements and/or instructions provided to Escrow Holder by Buyer and Seller, and (iv) then deliver to Seller and to Buyer all documents and funds to which each is entitled and which have not been previously delivered. After recordation, the Grant Deed and all other conveyance documents and Property Documents shall be delivered to Buyer. Immediately after recordation, Escrow Holder shall deliver to Buyer and Seller a copy of all documents recorded through Escrow bearing the recorder's identifying information.

         8. BROKERAGE COMMISSIONS. Seller and Buyer mutually represent and warrant that they have dealt with no broker or finder other than Olympia Partners, Ltd. ("Broker") in connection with this Agreement and that neither Seller nor Buyer knows of any other broker who has claimed or may have the right to claim a commission in connection with this transaction. Buyer shall pay the commission due Broker, pursuant to the provisions of its separate agreement with Broker. Seller shall indemnify, defend and hold Buyer harmless from and against any costs, claims, expenses, including, without limitation, attorneys fees and costs arising out of any claim for commission or compensation made by any broker or finder with regard to this Agreement based on any representations or agreements made by Seller. Buyer shall indemnify, defend and hold Seller harmless from and against any costs, claims, expenses, including, without limitation, attorneys fees and costs arising out of any claim for commission or compensation made by any broker or finder with regard to this Agreement based on any representations or agreements made by Buyer. The representations and obligations under this Paragraph shall survive the Closing, or if the Closing does not occur, the termination of this Agreement.

         9.      REPRESENTATIONS AND WARRANTIES.

                 9.1 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller, which representations and warranties shall also be true as of Close of Escrow and survive the Close of Escrow, as follows:

                          9.1.1   Organization; Authority. Buyer has full power
and authority to enter into and comply with the terms of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Buyer and no other action is requisite to the valid and binding execution. delivery and performance of this Agreement by Buyer. This Agreement and Buyer's performance of the obligations in this Agreement do not and will not contravene any provision of any present judgment, order, decree, writ or injunction, or any provision of any law or regulation currently applicable to Buyer. Neither this Agreement nor anything provided to be done under this Agreement violates or shall constitute or result in a default, breach, or violation of any covenant, agreement, instrument, document or understanding for which Buyer is bound.

                          9.1.2   Binding Effect of Documents. This Agreement
and the other documents to be executed by Buyer will have been duly entered into by Buyer and will constitute legal, valid and binding obligations of Buyer.

                 9.2 STANDARD REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer, which representations and warranties shall also be true as of Close of Escrow and shall survive the Close of Escrow, as follows:

                          9.2.1   Organization; Authority. Seller is a
Massachusetts business trust, validly existing under the laws of the States of Massachusetts, with full power and authority to enter into and comply with the terms of this Agreement and do business in the State of Indiana. This Agreement has been duly and validly authorized, executed and delivered by Seller and no other action is requisite to the valid and binding execution, delivery and performance of this Agreement by Seller. Seller has obtained all consents necessary or required to transfer all Property to Buyer. This Agreement and Seller's performance of the obligations in this Agreement do not and will not contravene any provision of any present judgment, order, decree, writ or injunction, or any provision of any law or regulation currently applicable to Seller. Neither this Agreement nor anything provided to be done under this Agreement shall constitute or result in a default, breach or violation of any covenant, agreement, instrument, document or understanding for which Seller is bound.

                          9.2.2   Binding Effect of Documents. This Agreement
and the other documents to be executed by Seller will have been duly entered into by Seller and will constitute legal, valid and binding obligations of Seller.

                          9.2.3   No Property Defaults. Seller is not in
default in respect of any of its obligations or liabilities pertaining to the Property, nor, to the best of Seller's knowledge, is there any existing state of facts, circumstances, conditions or events which would constitute or result in any such default upon the giving of notice or the passage of time or both.

                          9.2.4   Pending Litigation or Proceedings. To the
best of Seller's knowledge, and except for personal injury claims covered by Seller's insurance which will not affect the Property and for which Buyer will not have any liability, Seller has not received written notice of any (i) pending claims, suits, actions or arbitrations, or any regulatory, legal, or other proceedings or investigations affecting the Property or Seller's rights and obligations under this Agreement, or (ii) any contemplated condemnation, eminent domain, or similar proceedings, for any portion of the Property.

                          9.2.5   Documents. To the best of Seller's
knowledge, Seller has provided to Buyer true, complete and accurate copies of all Property Documents.

                 9.3 LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer, which representations and warranties shall also be true as of the Close of Escrow and shall survive the Close of Escrow, as follows:

                          9.3.1   Lease Summary. Attached as Exhibit "K" to
this Agreement is a list of all Leases in effect as of the Closing together with a summary of the material terms of each of the Leases (collectively, "Lease Summary"). Except as expressly identified in the Preliminary Report, to the best of Seller's actual knowledge, there are no other Leases or agreements in effect for the use or possession of the Property or which affect the Property and all of the material terms of the Leases contained in the Lease Summary are accurate and complete. However, to the extent that the existence or material terms of any of the Leases described in the Lease Summary are confirmed by an estoppel certificate enforceable against the tenant providing such estoppel certificate, this representation and warranty shall not apply with regard to such Lease.

                          9.3.2   No Lease Defaults. Except for those potential
Lease defaults arising from the delinquent rents specifically set forth on the attached Exhibit "K-1", to the best of Seller's actual knowledge, Lessor and Lessee under each of the Leases is not in default or breach under any of the terms of their respective Leases nor is there any event which has occurred, with which the passage of time, notice, or both could constitute a default by Lessor or the Lessee under their respective Leases.

                          9.3.3   Violation of Laws. To the best of Seller's
actual knowledge, other than as disclosed in writing to Buyer by Seller prior to expiration of the Feasibility Period, the ownership, operation, use or condition of the Property is not a potential violation of any federal, state or local law, ordinance, or regulation with respect to the Property, including without limitation any law, ordinance or regulation relating to the industrial hygiene, hazardous or toxic materials (or similarly defined substances, materials or waste) or environmental protection and, to the best of Seller's actual knowledge, there is no proceeding or action pending or threatened by any person or any governmental entity regarding any such violations.

                          9.3.4   No Other Contracts. To the best of Seller's
actual knowledge, other than as disclosed in the attached Exhibit "L", there are not any contracts or agreements pertaining to the Property which have not been fully satisfied including, without limitation, any capital or improvement contracts or leasing commission agreements. The contracts listed on Exhibit "L" are a true, accurate and complete list of all contracts and agreements pertaining to the Property.

                          9.3.5   Personal Property. To the best of Seller's
actual knowledge, Exhibit "B" is a true and complete list of all Personal Property owned or used by Seller in connection with the Property.

         For purposes of this Paragraph 9.3.4. "Seller's actual knowledge" shall mean the actual knowledge of Seller's asset managers assigned to the Property for the twelve months immediately preceding the Closing Date which shall include those asset managers listed on the attached Exhibit "M" which shall be updated to add any asset managers hired for the Property between now and the Closing Date. The representations and warranties contained in this Paragraph 9.3 shall survive the Closing Date for one year except that to the extent that Seller receives notice from Buyer of a breach of any representation or warranty prior to expiration of the one year period, such breached representation and warranty shall continue to be effective beyond the one year period with regard to the claims arising from the breach which is the subject of the notice.

                 9.4 "AS IS." BUYER ACKNOWLEDGES AND AGREES THAT IT IS BUYING THE PROPERTY IN ITS "AS IS" CONDITION AS OF THE EXPIRATION OF THE FEASIBILITY PERIOD. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES PROVIDED IN THIS AGREEMENT, SELLER IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES WITH REGARD TO THE CONDITION OF THE PROPERTY.

         10.     CONDUCT DURING ESCROW PERIOD.

                 10.1 LICENSE TO ENTER. Until Close of Escrow or the date on which this Agreement is terminated, Buyer and Buyer's employees and agents shall have reasonable access to the Property to conduct any tests and investigations, environmental, physical, structural, or otherwise. Buyer shall give either Seller or Seller's property manager notice prior to entering the Property which may be either in writing or by telephone. However, Buyer shall not, without the express written approval of Seller: (i) conduct any destructive testing or test that involves the penetration of any surface or the removal or disassembly of any fixtures or equipment, (ii) enter into any lease space except in the company of Seller or a representative of Seller, or
(iii) interfere with the operation of the Property or the quiet enjoyment of any lessee. After any entry, Buyer shall immediately restore the Property to the Property's condition before Buyer entered on the Property. If Buyer hires any consultants to perform any tests or investigations of the Property, Buyer shall provide Seller with copies of any reports or studies provided by such consultants without any representation or warranty, express or implied, as to the accuracy of the studies and reports and provided that Seller agrees in writing to release Buyer and its consultants of any claims arising from Seller's use of such reports and studies. Except for those matters caused by the negligent acts or omissions of Seller, Buyer shall indemnify and hold harmless Seller from and against all claims, losses, liabilities, damages, expenses and costs (including, without limitation, attorneys' fees and costs) arising from the negligent acts or omissions of Buyer or its agents in making such inspections. Notwithstanding anything to the contrary in this Paragraph, this indemnification shall not apply to Buyer's discovery of existing conditions on the Property. Buyer shall maintain or cause to be maintained either Comprehensive General Liability Insurance or Commercial General Liability Insurance (written on an occurrence basis) to cover Buyer's activities on the Property. Buyer shall deliver to Seller a Certificate of Insurance evidencing compliance with this Paragraph prior to entering upon the Property. The liability insurance policy shall have a combined single limit per occurrence liability limit of at least $2,000,000. Buyer shall cause such coverage to remain in effect throughout the period that it exercises its rights of entry pursuant to this Agreement. Such insurance shall be written by an insurance company authorized to do business in Indiana and rated not less than B+ Class IX.

                 10.2 NO NEW OR MODIFIED LEASES OR CONTRACTS WITHOUT CONSENT. Except as provided in this Paragraph 10.2, and except for storage contracts cancelable on thirty (30) days notice, from and after the Effective Date, Seller shall not (except as required by law), without the prior written consent of Buyer (in its reasonable discretion), enter into or modify any contracts or agreements of a material nature affecting or relating to the Property which will survive the Close of Escrow or will otherwise affect the use or operation of the Property after the Close of Escrow.

                          10.2.1  New Leases. From and after the Effective
Date, Seller shall not enter into any new lease with regard to any portion of the Property without the prior written consent of Buyer (in its sole and absolute discretion) of both the initial Business Terms (defined below) of the lease and the actual Lease Document (defined below). In the event that Seller has an opportunity to enter into a new lease for any portion of the Property after the Effective Date, Seller shall deliver to Buyer a summary of the proposed business terms of the lease and other related business information (tenant financial information, estimated costs of improvements, commissions, etc.) (collectively, "Business Terms") and Buyer shall have five (5) business days from receipt of all of the Business Terms to provide Seller with written approval or disapproval of the Business Terms (in its sole and absolute discretion). Buyer's failure to provide such written approval or disapproval to the Business Terms within such five (5) business day period shall be deemed disapproval. When Seller and a proposed tenant have reached agreement on a lease document pursuant to Business Terms previously approved by Buyer as provided above, Seller shall deliver to Buyer a copy of the proposed lease document (the "Lease Document") and Buyer shall have five (5) business days from receipt of the Lease Document to provide Seller with written approval or disapproval of the Lease Document (in its sole and absolute discretion). Buyer's failure to provide such written approval or disapproval of the Lease Document within such five (5) business day period shall be deemed disapproval. If Buyer approves of the Business Terms and Lease Document, and Escrow closes, then Buyer shall become responsible for the cost of the leasehold improvements and leasing commissions associated with the approved lease to the extent approved by Buyer. If the actual cost of the leasehold improvements or leasing commissions exceeds the amount approved by Buyer pursuant to this Paragraph, and such excess costs are not due to a change in the terms, conditions, or leasehold improvements provided for under the Lease Document, or a change in the contractor or schedule to perform the work from the contractor who provided the bid used in the Business Terms, or a change in the materials for the tenant improvements, Seller shall reimburse Buyer for such excess cost within ten (10) business days after Seller's receipt of evidence of such excess cost. If Seller must pay leasehold improvement or leasing commission costs before the Close of Escrow, that have been approved by Buyer as provided above, then those payments by Seller shall be credited to Seller as an adjustment to the Purchase Price provided that Seller has delivered to Buyer (in a form reasonably acceptable to Buyer) proof of payment and lien releases for those amounts in which Seller is seeking such a credit at Closing.

                          10.2.2  Lease Amendments. From and after the
Effective Date, Seller shall not enter into an amendment of any existing lease with regard to any portion of the Property without the prior written consent of Buyer (in its sole and absolute discretion) of both the Amendment Terms (defined below) and actual Amendment Document (defined below). If after the Effective Date, Seller desires to enter into an amendment of an existing Lease for any portion of the Property, Seller shall deliver to Buyer a summary of the proposed amendment terms and other related information (any tenant financial information, cost of improvements, commissions, etc.) (collectively, "Amendment Terms") and Buyer shall have five (5) business days from receipt of all of the Amendment Terms to provide Seller with written approval or disapproval of the Amendment Terms (in its sole and absolute discretion). Buyer's failure to provide such written approval or disapproval to the Amendment Terms within such five (5) business day period shall be deemed disapproval. In the event Seller and a proposed tenant have agreed upon a written amendment document pursuant to Amendment Terms previously approved by Buyer as provided above, Seller shall deliver to Buyer a copy of the amendment document (the "Amendment Document") and Buyer shall have five (5) business days from receipt of the Amendment Document to provide Seller with written approval or disapproval of the Amendment Document (in its sole and absolute discretion). Buyer's failure to provide such written approval or disapproval to the Amendment Document within such five (5) business day period shall be deemed disapproval. If Buyer approves of the Amendment Document, and Escrow closes, then Buyer shall become responsible for the cost of the leasehold improvements and leasing commissions associated with the approved lease amendment to the extent approved by Buyer. If the actual cost of the leasehold improvements or leasing commissions exceeds the amount approved by Buyer pursuant to this Paragraph, and such excess costs are not due to a change in the terms, conditions, or leasehold improvements provided for under the Amendment Document or a change in the contractor to perform the work from the contractor who provided the bid used in the Amendment Terms, Seller shall reimburse Buyer for such excess cost within ten (10) business days after Seller's receipt of evidence of such excess cost. If Seller must pay a leasehold improvement or leasing commission cost before the Close of Escrow, that has been approved by Buyer as provided above, then at the Close of Escrow, those payments by Seller shall be credited to Seller as an adjustment to the Purchase Price provided that Seller has delivered to Buyer (in a form reasonably acceptable to Buyer) proof of payment and lien releases for those amounts in which Seller is seeking such a credit at Closing.

                 10.3 INSURANCE. All insurance policies carried by Seller with respect to the Property and in effect as of the Effective Date shall remain in effect until Close of Escrow.

                 10.4 OPERATION OF PROPERTY. From and after the Effective Date and until the Close of Escrow, Seller hereby covenants and agrees that it shall (i) operate and manage the Property in the same manner as prior to the Effective Date, (ii) maintain all present services and amenities, and (iii) maintain the Property in good condition, repair and working order and in accordance with all applicable laws, ordinances, rules and regulations affecting the Property. None of the Personal Property shall be removed from the Real Property, unless replaced by unencumbered personal property of equal or greater utility in value.

                 10.5 NO FURTHER ENCUMBRANCE. From and after the Effective Date, Seller shall not alienate, lien, encumber or otherwise transfer all or any portion of the Property (other than to Buyer at the Close of Escrow).

                 10.6 PRORATIONS. At least three business days before the Closing, Seller shall deliver to Buyer its complete and accurate proposed prorations for all items to be prorated pursuant to Paragraph 7.4 above.

         11.     CONDEMNATION OR CASUALTY.

                 11.1 CONDEMNATION. If before the Closing, all or any portion of the Property is taken by eminent domain or is the subject of a pending taking which has not been consummated (collectively, a "Taking"), Seller promptly shall notify Buyer of the event and Buyer shall have the option to either proceed with or terminate this Agreement as of the date of the Taking by delivery of written notice of Buyer's election to Seller within ten (10) days after receipt of Seller's notice. If Seller has not received Buyer's written notice within the ten (10) day period, then Buyer shall be deemed to have elected to terminate the transactions contemplated by this Agreement and Escrow Holder shall immediately refund to Buyer the Deposit. If Buyer elects to continue with this transaction, as provided above, then the condemnation proceeds shall become the property of Buyer after Close of Escrow. Seller agrees to execute all documents necessary in order to effectuate such transfer of the condemnation proceeds to Buyer.

                 11.2 CASUALTY. If before the Closing, all or any portion of the Property is damaged or destroyed (collectively, a "Casualty"), Seller promptly shall notify Buyer of the event and Buyer shall have the option to either proceed with or terminate this Agreement as of the date of the Casualty by delivery of written notice of Buyer's election to Seller within ten (10) business days after receipt of Seller's notice if any of the following occur:
(i) the cost to repair the damage or destruction from the Casualty exceeds $250,000 or will take longer than sixty (60) days to complete, (ii) the damage or destruction or inability to repair the damage or destruction within a certain period of time gives any tenants the right to terminate their lease,
(iii) the cost of repairing any damage or destruction as a result of the Casualty exceeds the amount recoverable through Seller's insurance by more than $50,000 (including the amount of any deductible) unless Seller agrees to reimburse Buyer for the difference. If Seller has not received Buyer's written notice within the ten (10) business day period, then Buyer shall be deemed to have elected to terminate the transaction contemplated by this Agreement and Escrow Holder shall immediately refund to Buyer the Deposit. If Buyer elects to continue with this transaction as provided above, then the Casualty proceeds from the carrier shall become the properly of Buyer after Close of Escrow after deducting any amounts already paid by Seller to effect repairs to such Casualty which have been approved by Buyer (however, Buyer shall receive as a credit at Closing, the amount of any deductible or self-insured amount). Seller agrees to execute ALL documents necessary in order to effectuate such transfer of the Casualty proceeds to Buyer.

         12.     GENERAL PROVISIONS.

                 12.1     ASSIGNMENT.

                          12.1.1  Successors and Assigns. This Agreement shall
be binding upon and shall inure to the benefit of Buyer and Seller and their respective successors and assigns.

                          12.1.2  Right to Assign. Buyer shall have the right
to assign its rights and obligations under this Agreement or to nominate another person or entity to whom title to the Property shall vest without the prior written consent of Seller. Buyer shall not be relieved of its obligations under this Agreement by such assignment or nomination until Close of Escrow.

If Buyer's assignee or nominee has satisfied all of Buyer's obligations under this Agreement as of the Closing Date, Buyer shall automatically be released from any further obligations or responsibilities under this Agreement upon Close of Escrow.

                 12.2 ATTORNEYS' FEES AND/OR COSTS. In any action or proceeding between the parties to enforce or interpret any of the terms or provisions of this Agreement, the prevailing party in the action or proceeding shall be entitled to, in addition to damages, injunctive relief or other relief, its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys' fees, both at trial and on appeal.

                 12.3 NOTICES AND APPROVALS. All notices, approvals or other communications (collectively, "Notices") required or permitted under this Agreement shall be in writing, and shall be sent by one or more of the following: (i) personally delivered, (ii) sent by overnight mail (Federal Express or the like), (iii) sent by registered or certified mail, postage prepaid, return receipt requested, or (iv) sent by facsimile (provided that a follow-up hard copy of the facsimile is sent the same day by one of the other above methods). Notices shall be deemed received upon the earlier of (i) if personally delivered, the day of delivery, to the address of the person to receive such Notice, (ii) if sent by overnight mail, the business day following its deposit in such overnight facility, (iii) if mailed, two (2) business days after the date of posting by the United State Post Office, or
(iv) if by facsimile, the date of transmission. If multiple methods of providing notice have been used, the earlier date of deemed notice shall govern. In order to be effective, all Notices must be directed to the appropriate parties as follows.

To Buyer:                               KIB Realty Advisors, Inc.
                                        c/o Koll - Investment Management
Division                                Sixty State Street
                                        Boston, Massachusetts 02109
                                        Attn: Charles B. Lindwall
                                        Telephone: (617) 722-8282
                                        Facsimile: (617) 371-1411




With a copy to:                         James Chiboucas, Esq.
                                        4343 Von Karman Avenue
                                        Newport Beach, California 92660
                                        Telephone:  (714) 833-3030, ext. 398
                                        Facsimile:  (714) 852-9472





To Seller:                              EQK Realty Investors I
                                        c/o Compass Retail, Inc.
                                        5775 Peachtree Dunwoody Road,
                                        Suite 200-D
                                        Atlanta, Georgia 30342
                                        Attn: Linda Schear
                                        Telephone: (404) 303-2550
                                        Facsimile: (404) 303-6124

With a copy to:                         Compass Retail, Inc.
                                        5775 Peachtree Dunwoody Road, Suite
                                        200-D
                                        Atlanta, Georgia 30342
                                        Attn: Gary Werkheiser
                                        Telephone: (404) 303-2560
                                        Facsimile: (404) 303-6117


To Escrow Holder:                       Chicago Title Company
                                        101 West Ohio Street, Suite 300
                                        Indianapolis, Indiana 46204
                                        Attention: Alan Kolb, Escrow Officer
                                        Telephone: (317) 684-3800
                                        Facsimile: (317) 684-3843


                 12.4 CONTROLLING LAW. This Agreement shall be construed under the laws of the State of Indiana in effect at the time of the signing of this Agreement. The parties consent to the jurisdiction of the Indiana courts.

                 12.5 TITLES AND CAPTIONS. Titles and captions are for convenience only and shall not constitute a portion of this Agreement. References to paragraph numbers are to paragraphs in this Agreement, unless expressly stated otherwise.

                 12.6 INTERPRETATION. As used in this Agreement, masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others where and when the context so dictates. The word "including" shall be construed as if followed by the words "without limitation." If a dispute arises over the interpretation or construction of any provision, term or word contained in this Agreement, this document shall be interpreted and construed neutrally, and not against either Buyer or Seller.

                 12.7 NO WAIVER. A waiver by either party of a breach of any of the covenants, conditions or obligations under this Agreement to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, conditions or obligations of this Agreement.

                 12.8 MODIFICATIONS. Any alteration, change or modification of or to this Agreement, in order to become effective, shall be made in writing and in each instance signed on behalf of each party.

                 12.9 SEVERABILITY. If any term or provision of this Agreement, or its application to any party or set of circumstances, shall be held, to any extent, invalid or unenforceable, the remainder of this Agreement, or the application of the term or provision to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected, and each shall be valid and enforceable to the fullest extent permitted by law.

                 12.10 INTEGRATION OF PRIOR AGREEMENTS AND UNDERSTANDINGS. This Agreement contains the entire understanding between the parties relating to the transactions contemplated by this Agreement. All prior or contemporaneous agreements, understandings, representations, warranties and statements, whether oral or written, are superseded by this Agreement.

                 12.11 NOT AN OFFER. Buyer's delivery of unsigned copies of this Agreement is solely for the purposes of review by Seller. The signing of this Agreement by Seller constitutes an offer which shall not be deemed accepted by Buyer unless and until Buyer has signed this Agreement and delivered a duplicate original to Seller.

                 12.12 POSSESSION OF PROPERTY. Buyer shall be entitled to possession of the Property only after the Closing and not before.

                 12.13 COUNTERPARTS. This Agreement may be signed in multiple counterparts which shall, when signed by all parties, constitute a binding agreement.

                 12.14 EXHIBITS INCORPORATED BY REFERENCE. All exhibits attached to this Agreement are incorporated in this Agreement by this reference.

                 12.15 COMPUTATION OF TIME. The time in which any act is to be done under this Agreement is computed by excluding the first day (such as the Effective Date), and including the last day, unless the last day is a holiday or Saturday or Sunday, and then that day is also excluded. Unless expressly indicated otherwise, all references to time shall be deemed to refer to California time.

                 12.16 NO OBLIGATIONS TO THIRD PARTIES. The execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties to this Agreement to, any person or entity other than Buyer and Seller.

                 12.17 COOPERATION. From and after the Closing Date, Seller shall in general cooperate with Buyer in connection with any litigation involving the Property, but Seller shall not be required to institute any lawsuit or extend any sums of money in connection with such cooperation, unless Buyer agrees to reimburse Seller for such expenditures.

                 12.18 CONFIDENTIALITY. Buyer and Seller, for themselves and their affiliates, subsidiaries, agents, employees and retained professionals, agree to keep this Agreement and all of its terms confidential and not to make any public announcements or public disclosures or communicate with any media with respect to the subject matter hereof without the written consent of the other party, provided, however that each party shall have the right to make such disclosures as required by law.

                 12.19    INDEMNITIES.

                          12.19.1 Buyer's Indemnification. Buyer shall
indemnify, defend, and hold harmless Seller and Seller's employees, partners, subsidiaries, parents, affiliates, shareholders, officers, directors, attorneys, agents, and affiliates, and their predecessors, successors and assigns, from and against all liabilities, claims, losses, actions, damages, fines, costs, expenses, causes of action and demands arising out of Buyer's failure to perform or satisfy any of its contractual or legal obligations arising from the ownership, operation, and leasing of the Property to the extent such obligations are applicable to a period beginning on or after the Closing Date.

                          12.19.2 Seller's Indemnification. Seller shall
indemnify, defend, and hold harmless Buyer and Buyer's employees, partners, subsidiaries, parents, affiliates, shareholders, officers, directors, attorneys, agents, and affiliates, and their predecessors, successors and assigns, from and against all liabilities, claims, losses, actions, damages, fines, costs, expenses, causes of action and demands arising out of Seller's failure to perform or satisfy any of its contractual or legal obligations arising from the ownership, operation, and leasing of the Property to the extent such obligations are applicable to a period prior to the Closing Date.

                 12.20 FURTHER ASSURANCES. Buyer and Seller each agree to execute, acknowledge and deliver all such further acts, instruments, and assurances and to take all such further action before or after the Closing as shall be reasonably necessary and desirable to fully carry out this Agreement and to fully consummate and effect the transaction as contemplated by this Agreement.

                 12.21 NO THIRD PARTY BENEFICIARIES. This Agreement is for the sole and exclusive benefit of Buyer and Seller, and their respective successors and assigns, and no third parties are intended to or shall have any rights under this Agreement.

"SELLER"                                           "BUYER"

EQK REALTY INVESTORS I,                    K/B REALTY ADVISORS, INC.,
a Massachusetts Business Trust             a Delaware corporation

By /s/ Gregory R. Greenfield               By:  /s/ Charles B. Lindwall
   ------------------------------             -------------------------
Gregory R. Greenfield  Exec. V.P.             Charles B. Lindwall   SVP
---------------------------------             -------------------------
(Print Name)            (Title)                (Print Name)      (Title)

                                LAND DESCRIPTION

                                  EXHIBIT "A"

LEGAL DESCRIPTION:


Parcel I (East Part of Castleton Commercial Park):

Part of the Southeast Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning at the Northwest corner of the Southeast Quarter of Section 22. Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on the West line thereof 259.83 feet; thence South 89 degrees 52 minutes 50 seconds East 35.64 feet to the True Beginning Point of the real estate herein described on an East line of real estate conveyed to the City of Indianapolis D.O.T. by a Warranty Deed recorded as Instrument #75-13337 in the Office of the Recorder of Marion County, Indiana; continuing thence South 89 degrees 52 minutes 50 seconds East 563.96 fast to the Southerly prolongation of the West line of a non-exclusive roadway easement described in a grant recorded as Instrument #75-4800 in the office of the Recorder of Marion County, Indiana; thence North 00 degrees 07 minutes 10 seconds East on said Southerly prolongation and West line 227.79 feet to the Southerly right-of-way line of East 82nd Street on a curve having a radius length of 54,517.41 feet which bears South 00 degrees 07 minutes 00.7 seconds East; thence Easterly on said right-of-way line and curve to the right 54.00 feet to the West line of real estate leased to Goodyear Tire and Rubber Company as described in a lease recorded as Instrument #74-71954 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 7 minutes 10 seconds West on said West line 299.74 feet to the Southwest corner thereof; thence South 89 degrees 52 minutes 50 seconds East on the South line of said leased real estate 100.11 feet to a point that is 753.71 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence South 00 degrees 07 minutes 10 seconds West parallel with said West line 5.13 feet to a point that is
338.29 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southeast Quarter; thence South 90 degrees 00 minutes 00 seconds East parallel with said North line 426.69 feet to a point that is 1180.40 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 seconds East parallel with said West line 53.25 feet; thence North 90 degrees 00 minutes 00 seconds East parallel with the North line of said Southeast Quarter 152.81 feet to the West line of the Northeast Quarter of said Southeast Quarter; thence North 00 degrees 07 minutes 26 seconds East on said West line 285.04 feet to the Northwest corner of the Northeast Quarter of said Southeast Quarter; thence North 90 degrees 00 minutes 00 seconds East on the North line thereof 350.00 feet; thence South 00 degrees 07 minutes 26 seconds West parallel with the West line of said Quarter Quarter 386.30 feet; thence South 90 degrees 00 minutes 00 seconds East parallel with the North line of said Quarter Quarter 226.04 feet to the West line of Herrin's Addition to Caseleton, as per plat thereof, recorded in plat Book 11, page 15 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 21 minutes 21 seconds West on said West line 232.00 feet to a point that is 618.30 feet South 00 degrees 21 minutes 21 seconds West of the North line of said Southeast Quarter; thence South 89 degrees 38 minutes 39 seconds East 229.50 feet to the Northwesterly right-of-way line of the Norfolk & Western (formerly Lake Erie & Western) Railroad; thence South 27 degrees 36 minutes 55 seconds West on said right-of-way line 800.50 feet; thence South 27 degrees 35 minutes 05 seconds West on said right-of-way line 1342.34 feet to the Northerly right-of-way line of Interstate Highway I-465 as conveyed by a deed recorded as Instrument #68-24425, in the Office of the Recorder of Marion County, Indiana; thence North 81 degrees 02 minutes 41 seconds West on said Northerly right-of-way

         (Continued)



                                  Page 1 of 4




                                  EXHIBIT "A"
                             TO PURCHASE AGREEMENT
                                      -1-
line 813.26 feet; thence 58 degrees 47 minutes 04 seconds West on said right-of-way line 314.90 feet; thence North 54 degrees 40 minutes 01 seconds West on said right-of-way line 92.92 feet to the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 second East on said West line
940.98 feet to the Southwest corner of the Northwest Quarter of said Southeast Quarter; thence North 89 degrees 49 minutes 43 seconds East onthe South line of said Quarter Quarter 493.49 feet; thence North 00 degrees 07 minutes 10 seconds East parallel with the West line of said Southeast Quarter 382.61 feet to the South line of real estate described in a Quitclaim Deed recorded as Instrument #76-51152 in the Office of the Recorder of Marion County,
Indiana; thence North 85 degrees 51 minutes 35 seconds West on said South line
458.48 feet to an East line of real estate conveyed to the City of Indianapolis per Instrument #75-13337; thence North 00 degrees 07 minutes 10 seconds
East on said East line 670.44 feet; thence North 53 degrees 59 minutes 08 seconds East on an East line of said real estate 1.17 feet; thence North 00 degrees 48 minutes 32 seconds West on an East line of said real estate 18.60 feet (18.09 feet measured to the True Beginning Point.)

Except therefrom that part conveyed to McCready and Keene, Inc. by deed recorded December 24, 1991 as Instrument #91-132112, to-wit:

Part of the South Half of the Southeast Quarter of Section 22. Township 17 North. Range 4 East, Lawrence Township, Marion County, Indiana, more particularly described as follows:

Commencing at the Northwest corner of the South Half of the Southeast Quarter of Section 22, Township 17 North, Range 4 East. Lawrence Township, Marion County, Indiana; thence North 89 degrees 49 minutes 43 seconds East (assumed bearing) 1200.35 feet to the North line thereof to the centerline of Castleway Drive; thence South 00 degrees 07 minutes 10 seconds West 397.13 feet on said centerline to the point of curvature of a tangent curve concave Westerly, having a radius of 200.00 feet which bears North 89 degrees 52 minutes 50 seconds West from said point of curvature; thence Southwesterly along the arc of said curve to the right a distance of 92.20 feet; thence North 89 degrees 49 Minutes 43 seconds East 16.90 feet parallel with the North line of said South Half to the Point of Beginning; thence continuing North 89 degrees 45 minutes 43 seconds East 283.53 feet parallel with the North line of said South half to a PK Nail set at a point located 31 feet Northwesterly, as measured at right angles to the Northwesterly right-of-way line of the former Norfolk and Western Railroad; thence South 27 degrees 35 minutes 05 seconds West 468.05 feet parallel with the right-of-way for said Railroad to a PK Nail set; thence North 62 degrees 24 minutes 55 seconds West 279.65 feet to the point of intersection of a non-tangent curve, concave Northwesterly, having a radius of 214.00 feet which bears North 32 degrees 25 minutes 06 seconds West from said point of intersection; thence Northeasterly along the arc of said curve an arc distance of 112.04 feet to the point

    (Continued)




                                  Page 2 of 4


                                  EXHIBIT "A"
                             TO PURCHASE AGREEMENT
of tangency thereof; thence North 27 degrees 35 minutes 05 seconds East 217.49 feet to the point of curvature of a tangent curve, concave Westerly having a radius of 214.00 feet which bears North 62 degrees 24 minutes 55 seconds West from said point of curvature; thence Northeasterly along the arc of said curve to the left an arc distance of 10.31 feet to the point of Beginning.

Parcel II (West part of Castleton Commercial Park):

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning on the East line of the Southwest Quarter of Section 22, Township 17 North, Range 4 East 262.59 feet South 00 degrees 07 minutes 10 seconds West (assumed bearing) from the Northeast corner thereof: continuing thence South 00 degrees 07 minutes 10 seconds West on said East line 1447.01 feet; thence North 89 degrees 52 minutes 50 seconds West 155.00 feet: thence North 00 degrees 07 minutes 10 seconds East parallel with the East line of said Southwest Quarter
205.00 feet; thence North 89 degrees 52 minutes 50 seconds West 30.00 feet; thence North 00 degrees 07 minutes 10 seconds East 10.00 feet; thence North 36 degrees 47 minutes 35 seconds West 743.63 feet; thence South 18 degrees 07 minutes 27 seconds East 739.31 feet to a point that is 195.00 feet North 39 degrees 49 minutes 31 seconds East of the Northeasterly right-of-way line of I-465; thence South 50 degrees 10 minutes 29 seconds East parallel with said right-of-way line 70.00 feet; thence South 39 degrees 49 minutes 31 seconds West 195.00 feet to said right-of-way line; thence North 50 degrees 10 minutes 29 seconds West on said right-of-way line 2569.98 feet to the South line of the right-of-way widening for East 82nd Street bridge over I-465; thence North 74 degrees 03 minutes 11 seconds East on said right-of-way line 129.13 feet; thence North 81 degrees 01 minutes 35 seconds East on said line 353.28 feet to the East line of said right-of-way widening; thence North 00 degrees 37 minutes 57 seconds West on said East line 37.59 feet to the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East on said North line 45.63 feet to a point that is 600.00 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West parallel with the East line of the Northwest Quarter of said Southwest Quarter
227.80 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter 600.00 feet to the East line of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West on said East line 207.80 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter
300.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter 205.60 feet to a point that is 230.00 feet South 00 degrees 06 minutes 25 seconds West of the North line of said 230.00 feet South 00 degrees 06 minutes 25 seconds West of the North line of said Quarter; thence North 85 degrees 22 minutes 03 seconds East parallel with the

  (Continued)



                                  PAGE 3 OF 4


                                  EXHIBIT "A"
                             TO PURCHASE AGREEMENT
said North line 220.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter
230.00 feet to a point on the North line of said Southwest Quarter which is
810.16 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner thereof; thence North 89 degrees 22 minutes 03 seconds East on said North line
320.39 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Southwest Quarter 257.60 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 180.00 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Quarter 4.99 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 265.45 feet to the Westerly line of real estate conveyed to the City of Indianapolis Department of Transportation by a Warranty Deed recorded as Instrument #73-57723 in the Office of the Recorder of Marion County, Indiana; thence South 11 degrees 11 minutes 03 seconds East on said Westerly line 27.16 feet; thence South 35 degrees 07 minutes 45 second East 42.63 feet to the Easterly line of said real estate; thence North 00 degrees 07 minutes 10 seconds East on said Easterly line 61.67 feet to a point that is 262.59 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East parallel with said North line 14.50 feet to the Beginning Point.

Except therefrom that part conveyed to The Wesleyan Church Corporation by deed recorded December 24, 1991 as Instrument #91-132118, to-wit:

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East Lawrence Township, Marion County, Indiana, more particularly described as follows: Commencing at the Northeast corner of the Southwest Quarter of Section 22, Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on and along the East line thereof 2175.30 feet to the Northerly right-of-way line of Interstate Highway 465; thence North 54 degrees 37 minutes 11 seconds West on and along said right-of-way line 125.36 feet; thence North 50 degrees 10 minutes 29 seconds West on and along said right-of-way line 479.00 feet to the Southeasterly corner of the real estate described in a Corporate Warranty Deed recorded as Instrument #85-19064 in the Office of the Recorder of Marion County, Indiana; thence North 39 degrees 49 minutes 31 seconds East 40.00 feet on the Easterly line of said Instrument #85-19064 to a 5/8 inch rebar w/cap at the Point of Beginning of this description; thence North 50 degrees 10 minutes 29 seconds west 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a 5/8 inch rebar w/cap; thence North 39 degrees 49 minutes 31 second East 155.00 feet; thence South 50 degrees 10 minutes 29 seconds East 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a point which bears North 39 degrees 49 minutes 31 seconds East
155.00 feet from the point of beginning; thence South 39 degrees 49 minutes 31 seconds West 155.00 feet to the Point of Beginning.



                                  PAGE 4 OF 4


                                  EXHIBIT "A"
                             TO PURCHASE AGREEMENT

                         PERSONAL PROPERTY DESCRIPTION


                                   EXHIBIT B


                             CASTLETON OFFICE PARK
                         PERSONAL PROPERTY IN BUILDINGS

12       Wooden Trash Receptacles
10       Exterior Cigarette/Trash Receptacle
16       Wooden Bench
13       Wooden Planter
9        Wooden End Table
3        Wooden Planter (Large)
45       Artwork (Framed Prints)
8        Cork Board - Mounted
50       Wood Picnic Tables
25       Wood/Metal Picnic Tables

1        Compaq Computer (Ms. Kathy Woodard)
          -No Printer-


MAINTENANCE SHOP
----------------

-    Numerous 2x4 and 2x2 Fluorescent Fixtures                                 -    1 - colorant carrousel
-    Portion of Basketball Floor from Training Facility                        -    1 - DeVilbiss spray gun
-    Misc. Maintenance Supplies                                                -    1 - Red Devil paint mixer
-    Large Supply of Rock Salt, Ice Melt and Road Salt                         -    1 - gallon paint shaker
-    Misc. Plumbing Supplies                                                   -    1 - 1.5 hp craftsman air compressor
-    1 - Badger air brush                                                      -    1 - Craftsman belt sander
-    1 - 1/4 sheet palm sander                                                 -    1 - 1/2" drill
-    1 - Milwaukee screw gun                                                   -    1 - Spartan drain auger
-    1 - Milwaukee electric hand auger                                         -    1 - Cole Key duplicating machine
-    1 - Zipco lock combinating pin set                                        -    1 Best core combinating pin set
-    1 - Scott router-edger                                                    -    1 - Scott pantograph sm-300
-    2 - golf carts                                                            -    7 - Honda snowblowers
-    1 - push sweeper                                                          -    1 - billygoat vacuum
-    1 - Mclane edger                                                          -    1 - John Deere edger
-    2 - hose reels with hose                                                  -    2 - Honda generators
-    1 - pole pruner                                                           -    1 - Echo chain saw
-    3 - electric hedge trimmers                                               -    2 - Earthway broadcast spreaders
-    1 - 12-volt battery charger                                               -    1 - 3-ton floor jack
-    1 - forklift with carpet pole                                             -    1 - combustible liquids cabinet
-    2 - rrti refrigerant recovery units                                       -    1 - Fluke multi-meter
-    2 - 50# recovery tanks                                                    -    1 - Total Clean refrigerant recovery
-    2 - Tif 9000 electronic charging meter                                    -    7 - 30# recovery tanks
                                                                               -    2 - vacuum pumps





                                  EXHIBIT "B"
                             TO PURCHASE AGREEMENT

CASTLETON OFFICE PARK
PERSONAL PROPERTY
PAGE 2


-    1 - Milwaukee Metal cutting shear                                         -    1 - Dayton hand vac
-    1 - pressure regulator for nitrogen                                       -    1 - Oxy-acetylene torch set
-    3 - acetylene tanks                                                       -    3 - oxygen tanks
-    1 - Ridgid tristand chain vise                                            -    1 - Ridgid pipe cutter
-    1 - Ridgid pipe reamer                                                    -    1 - Ridgid power drive unit
-    1 - pressure sprayer                                                      -    1 - Milwaukee battery drill
-    1 - Makita battery drill                                                  -    2 - Milwaukee ac drills
-    1 - 4' step ladder                                                        -    1 - 5' step ladder
-    8 - 6' step ladder                                                        -    2 - 8' step ladder
-    1 - 10' step ladder                                                       -    3 - 24' extension ladder
-    1 - rolling scaffold                                                      -    1 - folding ladder
-    1 - electric floor scraper                                                -    3 - wet/dry vaccum
-    Best Lock Key Machine





                                  EXHIBIT "B"
                             TO PURCHASE AGREEMENT

                      PERMITS, WARRANTIES AND INTANGIBLES




Sign ordinance/permit issued 1981

Certificates of occupancy for each building

Use of the name "Castleton Park" subject to rights established under the Declaration of Covenants

Various HVAC equipment warranties remaining in effect

Full or partial roof/roofing materials warranties on Buildings 47, 46, 42, 41, 19, 17, 15, 2 and 7



                                  EXHIBIT "C"
                             TO PURCHASE AGREEMENT

                                     LEASES

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    01-103      Indianapolis Church of Christ            Lease                                       09/01/92
                                                         Proposal/Contract for Tenant Improv.        09/01/92
                                                         Addendum I                                  09/01/92
                                                         Addendum II                                 09/15/95
--------------------------------------------------------------------------------------------------------------
    02-125      Oscar, Inc.                              Lease (expired)                             09/01/92
                (New lease being negotiated)             Addendum I                                  01/01/94
--------------------------------------------------------------------------------------------------------------
    03-108      Fairley and Company                      Lease                                       01/01/89
                                                         Addendum I                                  04/01/94
                                                         Addendum II                                 07/01/95
                                                         Beginning Tenant Allowance as adj.             $2.73
--------------------------------------------------------------------------------------------------------------
    03-110      Marks A. Levy, Inc.                      Lease                                       03/01/93
                                                         Beginning Tenant Allowance as adj.             $3.92
--------------------------------------------------------------------------------------------------------------
    04-190      Biosound                                 Lease (expired)                             05/01/90
                (New lease being negotiated)             Amortized rent per month thru 4/95         $1,035.19
                                                         Beginning Tenant Allowance as adj.             $0.90
--------------------------------------------------------------------------------------------------------------
    05-101      Frakes Engineering                       Lease                                       04/01/89
                                                         Beginning Tenant Allowance as adj.             $1.08
--------------------------------------------------------------------------------------------------------------
    06-102      Tronitech, Inc.                          Lease                                       01/01/93
--------------------------------------------------------------------------------------------------------------
    07-102      James R. Moore, CPA                      Lease                                       07/01/91
                                                         Addendum I                                  08/01/92
                                                         Addendum II                                 01/01/94
                                                         Beginning Tenant Allowance as adj.             $4.17
--------------------------------------------------------------------------------------------------------------
    07-104      Mold Engineering, Inc.                   Lease                                       10/01/90
                                                         Addendum I                                  10/01/93
--------------------------------------------------------------------------------------------------------------
    07-106      Wigest Corporation                       Lease                                       08/01/92
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    07-108      Broadway Marketing, Inc.                 Lease                                       04/01/94
--------------------------------------------------------------------------------------------------------------
    07-204      High School B-Ball Cards                 Lease                                       09/01/92
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    07-205      ABB Power T&D Company                    Lease                                       04/01/91
                                                         Addendum I                                  04/01/94
                                                         Beginning Tenant Allowance as adj.             $4.17
--------------------------------------------------------------------------------------------------------------
    07-209      Thomas W. Hasewinkel                     Lease                                       08/01/92
                                                         Addendum I                                  08/01/92
                                                         Addendum II                                 03/01/95
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    07-210      Jerome Modlik                            Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    07-211      L. David Vancil, D.D.S.                  Lease                                       06/01/94
                                                         Addendum I                                  06/01/94
                                                         Addendum II                                 06/01/94
--------------------------------------------------------------------------------------------------------------
    07-214      Birthwise/Tokos Medical Corp.            Lease                                       03/01/92
                                                         Addendum I                                  03/01/95
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    08-100      John King Productions, Inc.              Lease                                       08/01/95
--------------------------------------------------------------------------------------------------------------
    08-103      James A. Rupp                            Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------



                             EXHIBIT "D" (10 pages)


                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    08-105      Krause's Wide World Serivces             Lease                                       01/01/93
                                                         Addendum I                                  01/01/94
                                                         Addendum II                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $5.09
--------------------------------------------------------------------------------------------------------------
    08-106      Accura Tax Service, Inc.                 Lease                                       07/01/95
--------------------------------------------------------------------------------------------------------------
    08-107      Esty Limited Liability                   Lease                                       12/01/92
                                                         Addendum I                                  12/01/93
                                                         Addendum II                                 03/01/94
                                                         Addendum III                                12/01/94
                                                         Assignment of Lease                         04/29/95
                                                         Beginning Tenant Allowance as adj.             $5.09
--------------------------------------------------------------------------------------------------------------
    08-112      Acme Health Services, Inc.               Lease                                       02/01/95
--------------------------------------------------------------------------------------------------------------
    08-120      Independent Order of Foresters           Lease                                       01/01/86
                                                         Addendum I                                  01/01/91
                                                         Beginning Tenant Allowance as adj.             $3.05
--------------------------------------------------------------------------------------------------------------
    08-130      Indiana Exchange, Inc.                   Lease                                       03/01/93
                                                         Addendum I                                  03/01/93
                                                         Beginning Tenant Allowance as adj.             $5.28
--------------------------------------------------------------------------------------------------------------
    08-200      Heritage Indiana Medical Group           Lease                                       05/01/95
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    08-202      United Insurance Agencies                Lease                                       01/01/93
                                                         Beginning Tenant Allowance as adj.             $5.28
--------------------------------------------------------------------------------------------------------------
    08-203      Ronald K. Bowman, D.D.S.                 Lease                                       01/01/83
                                                         Addendum I                                  01/01/83
                                                         Addendum II                                 01/01/83
                                                         Addendum III                                01/01/88
                                                         Addendum IV                                 01/01/93
--------------------------------------------------------------------------------------------------------------
    08-206      Enochs Manufacturing, Inc.               Lease                                       04/01/91
                                                         Addendum I                                  04/01/94
                                                         Beginning Tenant Allowance as adj.             $4.72
--------------------------------------------------------------------------------------------------------------
    08-215      Physicians Mutual Insurance              Lease                                       04/01/91
                                                         Addendum I                                  04/01/93
                                                         Addendum II                                 04/01/95
                                                         Beginning Tenant Allowance as adj.             $4.56
--------------------------------------------------------------------------------------------------------------
    09-104      Miller & Associates                      Lease                                       07/01/89
                                                         Addendum I                                  07/01/92
                                                         Beginning Tenant Allowance as adj.             $4.01
--------------------------------------------------------------------------------------------------------------
    09-105      American Family Insurance                Lease                                       12/01/92
                                                         Addendum I                                  06/01/93
                                                         Addendum II                                 12/01/93
                                                         Addendum III                                12/01/94
                                                         Beginning Tenant Allowance as adj.             $4.64
--------------------------------------------------------------------------------------------------------------
    09-106      Praxair, Inc.                            Lease                                       08/01/91
                                                         Addendum I                                  08/01/92
                                                         Addendum II                                 08/01/93
                                                         Addendum III                                08/01/94
                                                         Addendum IV                                 08/01/95
                                                         Beginning Tenant Allowance as adj.             $4.20
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -2-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    09-107      IARCC                                    Lease                                       11/01/90
                                                         Addendum I                                  11/01/93
                                                         Beginning Tenant Allowance as adj.             $4.20
--------------------------------------------------------------------------------------------------------------
    09-108      Pro-Mark, Inc.                           Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    09-110      Norton Company                           Lease                                       02/01/93
                                                         Beginning Tenant Allowance as adj.             $4.88
--------------------------------------------------------------------------------------------------------------
    09-112      Woodmen Accident & Life                  Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------
    09-113      The Reynolds & Reynolds Co.              Lease                                       03/01/89
                                                         Addendum I                                  03/01/92
                                                         Addendum II                                 03/01/94
                                                         Beginning Tenant Allowance as adj.             $3.91
--------------------------------------------------------------------------------------------------------------
    09-115      Independent Order of Foresters           Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------
    09-202      Foundation Property Mgmt.                Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    09-206      Marks A. Levy, Inc.                      Lease                                       10/01/93
--------------------------------------------------------------------------------------------------------------
    09-209      Indy Lube Service, Inc.                  Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    09-210      William C. Teilman, D.D.S.               Lease                                       01/01/95
--------------------------------------------------------------------------------------------------------------
    09-216      Marybeth Brandt, D.D.S.                  Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    10-100      Equity Financial Services, Inc.          Lease                                       03/01/95
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    10-102      Lawrence C. Arany                        Lease                                       03/01/92
                                                         Addendum I                                  03/01/94
                                                         Addendum II                                 10/01/94
                                                         Beginning Tenant Allowance as adj.             $4.64
--------------------------------------------------------------------------------------------------------------
    10-104      John C. Wolbert                          Lease                                       03/01/95
--------------------------------------------------------------------------------------------------------------
    10-109      James L. Hunter                          Lease                                       07/01/93
                                                         Addendum I                                  02/01/94
                                                         Addendum II                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $4.83
--------------------------------------------------------------------------------------------------------------
    10-110      Robert Bak C. Shin, M.D.                 Lease                                       01/01/92
                                                         Addendum I                                  09/01/92
                                                         Beginning Tenant Allowance as adj.             $4.64
--------------------------------------------------------------------------------------------------------------
    10-111      Richard J. Moore                         Lease                                       07/01/94
--------------------------------------------------------------------------------------------------------------
    10-112      Fame, Inc.                               Lease                                       10/01/93
                                                         Beginning Tenant Allowance as adj.             $4.83
--------------------------------------------------------------------------------------------------------------
    10-115      Vulcraft Sales Corporation               Lease                                       03/01/89
                (Was 26-114)                             Addendum I                                  03/01/92
                                                         Addendum II                                 03/01/95
                                                         Beginning Tenant Allowance as adj.             $5.70
--------------------------------------------------------------------------------------------------------------
    10-204      ATMS                                     Lease                                       12/01/93
--------------------------------------------------------------------------------------------------------------
    10-207      Executive Strategies, Inc.               Lease                                       05/01/93
                                                         Addendum I                                  05/01/93
                                                         Addendum II                                 10/01/94
                                                         Addendum III                                05/01/95
                                                         Beginning Tenant Allowance as adj.             $4.83
--------------------------------------------------------------------------------------------------------------






                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -3-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    10-209      Christian Medical & Dental Soc.          Lease                                       01/01/91
                                                         Addendum I                                  01/01/92
                                                         Addendum II                                 01/01/93
                                                         Addendum III                                01/01/94
                                                         Addendum IV                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $4.16
--------------------------------------------------------------------------------------------------------------
    10-212      Veda, Inc.                               Lease                                       02/01/95
                                                         Addendum I                                  03/01/95
--------------------------------------------------------------------------------------------------------------
    11-118      King, Reiman, Skaggs Insurance           Lease                                       11/01/91
                                                         Beginning Tenant Allowance as adj.             $3.61
--------------------------------------------------------------------------------------------------------------
    11-120      Metropolitan Property & Casualty         Lease                                       11/01/92
                                                         Addendum (Tenant Impr.)                     11/01/92
                                                         Beginning Tenant Allowance as adj.             $3.61
--------------------------------------------------------------------------------------------------------------
    12-105      Technetics, Inc.                         Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    12-109      Rue Educational Publishers               Lease                                       07/01/93
                                                         Beginning Tenant Allowance as adj.             $4.54
--------------------------------------------------------------------------------------------------------------
    14-102      Ito & Koby Dental Studio                 Lease                                       12/01/93
                                                         Addendum I                                  12/01/93
--------------------------------------------------------------------------------------------------------------
    14-108      Technetics, Inc.                         Lease                                       11/01/89
                                                         Addendum I                                  12/01/93
                                                         Addendum II                                 11/01/94
                                                         Beginning Tenant Allowance as adj.             $1.29
--------------------------------------------------------------------------------------------------------------
    15-400      USAF, Inc.                               Lease                                       07/01/87
                                                         Addendum                                    07/01/87
                                                         Addendum II                                 09/01/87
                                                         Addendum III                                09/01/89
                                                         Addendum IV                                 10/01/89
                                                         Addendum V                                  10/01/90
                                                         Addendum VI                                 08/01/92
                                                         Addendum VII                                05/01/96
--------------------------------------------------------------------------------------------------------------
    16-140      Arbor Office Suites                      Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    17-130      SAIC                                     Lease                                       03/01/89
                                                         Addendum I                                  06/14/89
                                                         Addendum II                                 10/01/89
                                                         Addendum III                                03/01/94
                                                         Addendum IV                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $2.87
--------------------------------------------------------------------------------------------------------------
    17-140      Arbor Express                            Lease                                       06/01/92
--------------------------------------------------------------------------------------------------------------
    18-104      Trident Foods, Inc.                      Lease                                       12/01/92
                                                         Addendum I                                  05/01/94
                                                         Beginning Tenant Allowance as adj.             $5.34
--------------------------------------------------------------------------------------------------------------
    18-105      Northstar Telecommunications             Lease                                       11/01/94
                                                         Addendum I                                  04/01/95
--------------------------------------------------------------------------------------------------------------
    18-108      Tom Harris & Associates                  Lease                                       08/01/95
--------------------------------------------------------------------------------------------------------------
    18-200      United Parcel Service, Inc.              Lease                                       12/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -4-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    19-150      Earl Grissmer Company, Inc.              Lease                                       09/01/76
                (Blue Lustre Home Care Prod.)            Consent to Assignment                       09/01/76
                                                         Agreement/Right of First Refusal (Que)      09/01/82
                                                         Addendum                                    02/14/83
                                                         Rider Number Two                            08/01/76
                                                         Rider Number Three                          02/01/78
                                                         Rider Number Four                           02/01/82
                                                         Rider Number Five                           03/01/83
                                                         Rider Number Six                            03/01/83
                                                         Rider Number Seven                          01/15/84
                                                         Rider VIII                                  08/01/86
                                                         Rider IX                                    08/01/91
--------------------------------------------------------------------------------------------------------------
    19-160      Groundwater Technology, Inc.             Lease                                       01/01/94
                                                         Addendum I                                  01/01/94
                                                         Addendum II                                 02/01/95
--------------------------------------------------------------------------------------------------------------
    21-104      Helena Chemical Company                  Lease                                       08/01/92
                                                         Addendum I                                  03/01/94
                                                         Addendum II                                 10/01/94
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-110      GLA Collection Co., Inc.                 Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    21-115      Redding - Troy Insurance                 Lease                                       07/01/92
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-117      Sherwin-Williams Company                 Lease                                       02/01/92
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-120      VRG International                        Lease                                       04/01/95
                                                         Addendum I                                  04/01/95
                                                         Addendum II                                 05/01/95
--------------------------------------------------------------------------------------------------------------
    21-121      Specialty Sales, Inc.                    Lease                                       01/01/95
                                                         Addendum I                                  01/01/95
--------------------------------------------------------------------------------------------------------------
    21-127      Promise Keepers                          Lease                                       06/01/94
--------------------------------------------------------------------------------------------------------------
    21-130      Terstep Recreation Co.                   Lease                                       04/01/90
                (Trotmar, Inc.)                          Assignment of Lease                         04/01/90
                                                         Addendum I                                  04/01/93
                                                         Agreement for storage space                 05/12/94
                                                         Beginning Tenant Allowance as adj.             $4.16
--------------------------------------------------------------------------------------------------------------
    21-139      Love, Inc.                               Lease                                       09/01/92
                                                         Addendum I                                  09/01/93
                                                         Addendum II                                 09/01/94
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-141      Charles E. Hill & Associates             Lease                                       12/01/91
                                                         Addendum I                                  12/01/92
                                                         Addendum II                                 06/01/93
                                                         Addendum III                                12/01/93
                                                         Addendum IV                                 12/01/94
                                                         Beginning Tenant Allowance as adj.             $4.45
--------------------------------------------------------------------------------------------------------------
    21-200      USA Group, Inc.                          Lease                                       05/01/95
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    21-210      Mitchum, Jones & Templeton               Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -5-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    22-110      Conner Insurance Agency                  Lease                                       10/01/87
                                                         Addendum I                                  10/01/92
                                                         Addendum II                                 09/01/94
                                                         Beginning Tenant Allowance as adj.             $3.12
--------------------------------------------------------------------------------------------------------------
    22-120      Jere V. Horwitz & Assoc.                 Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------
    24-105      Unisys Corporation                       Lease                                       09/01/77
                                                         Admendment                                  11/01/77
                                                         Sublease Agreement                          03/01/93
--------------------------------------------------------------------------------------------------------------
    26-111      Kenai Ltd., Inc.                         Lease                                       08/01/95
                (James Murphy)
--------------------------------------------------------------------------------------------------------------
    26-112      Comarco                                  Lease                                       08/01/94
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    26-115      Patricia Boer                            Lease                                       02/01/92
                                                         Addendum I                                  02/01/93
                                                         Addendum II                                 02/01/94
                                                         Addendum III                                02/01/95
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    26-118      Star Benefit Associates, Inc.            Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    26-119      Health Shared Services                   Lease                                       07/01/95
--------------------------------------------------------------------------------------------------------------
    26-120      Castleton Family Physicians              Lease                                       08/01/92
--------------------------------------------------------------------------------------------------------------
    26-127      Interim Personnel                        Lease                                       08/01/95
--------------------------------------------------------------------------------------------------------------
    26-128      Fritzsche & Associates                   Lease                                       07/01/93
                                                         Addendum I                                  07/01/93
                                                         Addendum II                                 10/01/93
                                                         Beginning Tenant Allowance as adj.             $5.18
--------------------------------------------------------------------------------------------------------------
    26-130      Benefit Trust Life Insurance             Lease                                       12/01/92
--------------------------------------------------------------------------------------------------------------
    26-134      Thorn Apple Valley                       Lease                                       05/01/90
                                                         Addendum I                                  05/01/93
                                                         Lease Assignment                            05/30/95
                                                         Beginning Tenant Allowance as adj.             $4.37
--------------------------------------------------------------------------------------------------------------
    26-200      Federated Mutual Insurance               Lease                                       06/01/95
                                                         Addendum I                                  06/01/95
                                                         Lease Abstract
--------------------------------------------------------------------------------------------------------------
    26-232      Heartland Financial Services             Lease                                       05/01/94
                                                         Addendum II                                 06/01/94
--------------------------------------------------------------------------------------------------------------
    27-200      Radio Indianapolis, Inc                  Lease                                       07/01/94
                (WFMS)                                   Addendum I                                  07/01/94
--------------------------------------------------------------------------------------------------------------
    29-105      Intergraph Corporation                   Lease                                       06/01/95
--------------------------------------------------------------------------------------------------------------
    29-110      Apple American of Indiana                Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    29-112      Bank One, Indianapolis, NA               Lease                                       03/01/94
                                                         Addendum                                    03/01/94
                                                         Memorandum of Lease                         03/01/94
--------------------------------------------------------------------------------------------------------------
    29-124      Midwest Career College                   Lease                                       06/01/93
                                                         Addendum I                                  06/01/93
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    29-200      Unisys Corporation                       Lease                                       05/01/80
                                                         Memorandum of Lease Agreement
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -6-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    30-106      Comprehensive Insurance Mgrs.            Lease                                       01/01/93
                                                         Addendum I                                  06/01/93
                                                         Sublease                                    04/26/94
                                                         Beginning Tenant Allowance as adj.             $4.56
--------------------------------------------------------------------------------------------------------------
    30-120      CMS Management                           Lease                                       07/01/94
--------------------------------------------------------------------------------------------------------------
    30-121      Natl. Council on Comp. Ins.              Lease                                       04/01/87
                                                         Amendment                                   04/01/87
                                                         Addendum II                                 09/01/89
                                                         Addendum III                                04/01/90
                                                         Addendum IV                                 04/01/93
                                                         Beginning Tenant Allowance as adj.             $3.50
--------------------------------------------------------------------------------------------------------------
    30-122      Joy Newby & Associates                   Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    30-131      Broadway Marketing, Inc.                 Lease                                       04/01/94
--------------------------------------------------------------------------------------------------------------
    30-203      Integrity Business Printing              Lease                                       01/01/95
--------------------------------------------------------------------------------------------------------------
    30-204      Relcon, Inc.                             Lease                                       01/01/91
                                                         Addendum I                                  01/01/94
                                                         Beginning Tenant Allowance as adj.             $4.08
--------------------------------------------------------------------------------------------------------------
    30-205      Geo. S. Olive & Co.                      Lease                                       10/01/92
                (Innovative Consulting Services)         Lease Assignment                            02/01/95
                                                         Beginning Tenant Allowance as adj.             $4.08
--------------------------------------------------------------------------------------------------------------
    30-210      Cutler-Hammer, Inc.                      Lease                                       11/01/94
                                                         Agreement for storage space                 11/17/94
--------------------------------------------------------------------------------------------------------------
    30-130      Kroger Company                           Lease                                       08/01/80
    30-212                                               Addendum I                                  12/01/87
    30-218                                               Addendum II                                 08/01/88
    31-160                                               Addendum III                                11/01/88
                                                         Addendum IV                                 05/01/89
                                                         Addendum V                                  09/01/90
                                                         Addendum VI                                 09/01/90
                                                         Addendum VII                                12/01/90
--------------------------------------------------------------------------------------------------------------
    32-135      Associated Insurance Cos.                Lease                                       05/01/93
    38-132
--------------------------------------------------------------------------------------------------------------
    32-141      ITT Educational Services                 Lease                                       07/01/92
                                                         Amendment                                   03/01/93
                                                         Beginning Tenant Allowance as adj.             $2.02
--------------------------------------------------------------------------------------------------------------
    32-142      Tronitech, Inc.                          Lease                                       03/01/93
                                                         Beginning Tenant Allowance as adj.             $1.92
--------------------------------------------------------------------------------------------------------------
    32-145      USAF, Inc.                               Lease                                       03/01/91
                                                         Addendum                                    03/01/91
                                                         Addendum I                                  02/28/91
                                                         Addendum II                                 05/01/94
                                                         Addendum III                                03/01/93
                                                         Amendment                                   05/01/96
                                                         Addendum IV                                 08/01/95
--------------------------------------------------------------------------------------------------------------
    33-112      IRC Audio                                Lease                                       03/01/91
                                                         Beginning Tenant Allowance as adj.             $1.43
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -7-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    33-117      IRC Music                                Lease                                       03/01/91
                                                         Addendum I                                  03/01/93
                                                         Addendum II                                 03/01/94
                                                         Addendum III                                03/01/95
                                                         Beginning Tenant Allowance as adj.             $1.43
--------------------------------------------------------------------------------------------------------------
    34-128      Bob Block Sports & Fitness               Lease                                       10/01/93
                                                         Beginning Tenant Allowance as adj.             $1.07
--------------------------------------------------------------------------------------------------------------
    35-100      Wesleyan Church Corporation              Lease                                       08/01/95
                                                         Addendum I                                  08/01/95
--------------------------------------------------------------------------------------------------------------
    35-110      Chartwell Midwest                        Lease                                       05/01/93
                                                         Addendum                                    04/15/93
                                                         Beginning Tenant Allowance as adj.             $1.36
--------------------------------------------------------------------------------------------------------------
    36-105      Earthtech, Inc.                          Lease                                       05/01/95
                                                         Addendum I                                  05/01/95
                                                         Addendum II                                 08/01/95
--------------------------------------------------------------------------------------------------------------
    36-109      Asplundh Tree Expert Company             Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    37-106      AT Service Company                       Lease                                       09/01/89
                (Society National Bank)                  Addendum I                                  09/01/94
--------------------------------------------------------------------------------------------------------------
    39-105      Icon, Inc.                               Lease                                       08/01/93
                                                         Addendum I                                  01/01/95
--------------------------------------------------------------------------------------------------------------
    39-191      Ind. Assoc. of School Principals         Lease                                       07/01/92
                                                         Addendum I                                  09/01/94
--------------------------------------------------------------------------------------------------------------
    40-100      Castleway Management Corp.               Lease                                       09/01/92
--------------------------------------------------------------------------------------------------------------
    40-108      G S  Sales                               Lease                                       08/01/94
--------------------------------------------------------------------------------------------------------------
    40-109      HCI                                      Lease                                       12/01/93
--------------------------------------------------------------------------------------------------------------
    40-110      CBAI Holding Company                     Lease                                       06/01/95
--------------------------------------------------------------------------------------------------------------
    40-120      Castleton Real Estate Group              Lease                                       07/01/95
                (Remax)                                  Addendum I                                  07/01/95
--------------------------------------------------------------------------------------------------------------
    40-181      Aetna Casualty & Surety Co.              Lease                                       11/01/92
                                                         (Exhibits A-1 thru J)
                                                         Amendment No. 1                             01/01/94
                                                         Amendment No. 2                             05/31/95
                                                         Subordination, Non-Disturbance Agreement
--------------------------------------------------------------------------------------------------------------
    40-403      Source Brokerage, Inc.                   Lease                                       05/01/95
--------------------------------------------------------------------------------------------------------------
    40-410      REV 2, Inc.                              Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    41-165      Ohio Casualty Insurance Co.              Lease                                       06/01/88
                                                         Addendum I                                  07/01/88
                                                         Addendum II                                 07/01/93
                                                         Addendum III                                07/01/95
                                                         Beginning Tenant Allowance as adj.             $3.30
--------------------------------------------------------------------------------------------------------------
    41-175      McConnell-Monroe, Inc.                   Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    42-102      Flack Design, Inc.                       Lease                                       03/01/94
--------------------------------------------------------------------------------------------------------------
    42-104      Ink, Inc.                                Lease                                       06/01/94
--------------------------------------------------------------------------------------------------------------
    42-110      Independent Appraisals, Inc.             Lease                                       07/01/92
                                                         Addendum I                                  05/01/94
                                                         Beginning Tenant Allowance as adj.             $4.84
--------------------------------------------------------------------------------------------------------------
    42-112      Willey and Associates, Inc.              Lease                                       07/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -8-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    42-113      Miles, Inc.                              Lease                                       02/01/91
                (Mobay Corporation)                      Addendum I                                  10/01/91
                                                         Addendum II                                 02/01/94
                                                         Beginning Tenant Allowance as adj.             $4.62
--------------------------------------------------------------------------------------------------------------
    42-120      Allison Secretarial, Inc.                Lease                                       10/01/92
                                                         Addendum I                                  02/01/93
                                                         Addendum II                                 10/01/93
                                                         Addendum III                                10/01/94
                                                         Addendum IV                                 11/01/94
                                                         Beginning Tenant Allowance as adj.             $4.84
--------------------------------------------------------------------------------------------------------------
    42-121      FDIC                                     Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    45-105      Ind. Oral & Maxillofacial Surgery        Lease                                       07/01/95
--------------------------------------------------------------------------------------------------------------
    45-107      Philip D. Burroughs                      Lease                                       01/01/94
--------------------------------------------------------------------------------------------------------------
    45-110      Robert A. Lichtenauer                    Lease                                       02/01/94
--------------------------------------------------------------------------------------------------------------
    45-115      Castleton Orthodontics, Inc.             Lease                                       03/01/94
--------------------------------------------------------------------------------------------------------------
    45-200      Castleton Oral & Maxi. Surgery           Lease                                       11/01/93
--------------------------------------------------------------------------------------------------------------
    45-204      Jack Ellis Showley, D.D.S.               Lease                                       12/01/94
--------------------------------------------------------------------------------------------------------------
    46-210      Associated Insurance Cos.                Lease                                       07/01/91
    48-115                                               Addendum II                                 03/01/93
--------------------------------------------------------------------------------------------------------------
    47-185      USAF, Inc.                               Lease                                       05/01/81
                                                         Amendment dated                             05/01/81
                                                         Amendment dated                             08/05/81
                                                         Amendment dated                             09/24/82
                                                         Amendment dated                             07/31/90
                                                         Amendment dated                             07/10/92
                                                         Amendment dated                             03/10/95
--------------------------------------------------------------------------------------------------------------
    49-111      The Art Source                           Lease                                       10/01/92
                                                         Addendum I                                  10/01/93
                                                         Beginning Tenant Allowance as adj.             $2.61
--------------------------------------------------------------------------------------------------------------
    49-115      Great Clips, Inc.                        Lease                                       04/01/92
                                                         Beginning Tenant Allowance as adj.             $2.70
--------------------------------------------------------------------------------------------------------------
    49-117      Webster Sporting Goods, Inc.             Lease                                       10/01/93
                                                         Beginning Tenant Allowance as adj.             $3.08
--------------------------------------------------------------------------------------------------------------
    49-121      Planned Parenthood Assoc.                Lease                                       11/01/91
                                                         Beginning Tenant Allowance as adj.             $2.33
--------------------------------------------------------------------------------------------------------------
    49-123      Walker Clinical Evaluations              Lease                                       04/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -9-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    03-104      Walker Research, Inc.                    Lease                                       04/01/89
                                                         Addendum I                                  03/01/93
                                                         Addendum II                                 04/01/95
--------------------------------------------------------------------------------------------------------------
    07-213      Leg Spider Vein Clinic                   Lease                                       03/01/95
--------------------------------------------------------------------------------------------------------------
    08-101      Information Mgmt. Group                  Lease                                       10/01/95
--------------------------------------------------------------------------------------------------------------
    08-108      Interlogic Systems, Inc.                 Lease                                       07/01/94
                                                         Addendum I                                  07/01/95
--------------------------------------------------------------------------------------------------------------
    10-208      Henry P. Thompson Company                Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    18-107      Controllership Group                     Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    18-114      PrimePay, Inc.                           Lease                                       12/01/91
                (Payroll 1 of Indiana)                   Addendum I                                  01/01/93
                                                         Addendum II                                 10/01/95
                                                         Beginning Tenant Allowance as adj.             $4.66
                                                         Lease                                       12/01/96
--------------------------------------------------------------------------------------------------------------
    21-139      Love, Inc.                               Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    26-150      Perry R. Meek                            Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "D"
                             TO PURCHASE AGREEMENT
                                      -10-

                             EST. PPEL CERTIFICATE

                             _______________, 1995


K/B REALTY ADVISORS, INC.
c/o Koll - Investment Management Division
Sixty State Street
Boston, MA 02109

Attn.:   Charles B. Lindwall
        Senior Vice President

Gentlemen:

         For the purposes of certifying, representing and warranting information to: (i) K/B REALTY ADVISORS, INC. and (ii) its successors and assigns ((i) and (ii) collectively, "Buyer") regarding the premises known as _____________________________________________ Indianapolis, Indiana (the
"Premises") in which the undersigned is a lessee under that certain lease agreement between _____________________________________ ("Lessee") and
____________________________________________ ("Lessor") and dated
__________________ (the "Lease"), the undersigned, in connection with Buyer's or Buyer's assignee's acquisition of the Premises and the real property of which they are a part, does with the intention that Buyer or Buyer's assignee may fully rely hereon, represents, warrants and certifies that:

(1) A true and correct listing of the Lease, together with all amendments and modifications thereof, is attached hereto as Exhibit "A" and except as reflected there are no other agreements, oral or written, in respect to the Lease, or Lessee's occupation of the leased Premises subject to the Lease.

(2)      (a)     The date of commencement of the Lease term was:_______________

         (b)     The expiration of the term of the Lease is:___________________

         (c)     The only renewal options or options to extend this Lease are:
                 ______________________________________________________________

         (d)     The only expansion options are:_______________________________

         (e)     The monthly base rental amount is:____________________________

         (f)     The base year or beginning expense amount is:_________________

         (g)     The real estate taxes/base year is:___________________________

         (h)     The security deposit held by Lessor is:_______________________

(3) Lessee does not have any rights of first refusal, purchase options, or other rights to purchase the Premises or real property of which it is a part.

(4) The Lease is in full force and effect and valid and enforceable according to its terms against the Lessee and has not been modified or supplemented either orally or in writing except as specified above.



                                Page one of two


                                  EXHIBIT "E"
                             TO PURCHASE AGREEMENT

(5) The Lessee is a tenant in possession pursuant to the terms of the Lease, the Lessee is open and doing business therein, and no existing use by any other tenant violates the terms of the Lease.

(6) All rent, charges or other payments due the Lessor under the Lease have been paid as of the date of this certification, and there has been no prepayment of rent or other obligations more than thirty (30) days in advance of the due date thereof.

(7) Lessor is not in default under any of the terms of the Lease nor has any event occurred, which with the passage of time, notice, or both, could constitute a default by Lessor under the Lease.

(8) The Lessee under the Lease has no claims, counterclaims, defenses or set-offs against the Lessor arising from the Lease, nor is the Lessee entitled to any concession, rebate, allowance or free rents for any period after this certification.

(9) All contingencies to Lessee's obligations under the Lease and all rights of Lessee to cancel or terminate the Lease, if any, have expired or have been waived by Lessee.

(10) There has not been filed by or against Lessee a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or any state thereof, or any other action brought under said bankruptcy laws with respect to Lessee.

(11) Lessee has not assigned its interest in the Lease nor has Lessee sublet any portion of the Premises.

(12) Lessee has not received notice from any governmental entity or instrumentality indicating that the Premises or the real property of which the Premises are a part violate or fail to comply with any governmental or judicial law, order, rule or regulation.

All provisions of the Lease are hereby ratified. Lessee understands that Buyer may purchase the real property of which the Premises are a part and that such purchase will be in material reliance on this certificate. This certificate shall be binding upon Lessee, and shall inure to the benefit of the Buyer, Lessor and both Buyer's and Lessor's respective successors and assigns and all parties claiming through or under such persons or any of their successors or assigns. Lessee further understands and acknowledges that a potential capital source of Buyer may rely on this certificate as a material condition to the funding of the purchase, and this certificate shall inure to the benefit of such capital source and its successors and assigns. Lessee agrees to promptly notify Buyer in writing (at the above address) of any material change in the certifications, representations, or warranties set forth in this certificate.

LESSEE:
        --------------------------------
By:
    ------------------------------------

    ------------------------------------
    (Print Name)            (Title)



                                Page two of two


                                  EXHIBIT "E"
                             TO PURCHASE AGREEMENT

                                  GRANT DEED
                                  ----------

                 [Title Company's Grant Deed to be Attached]




                                 EXHIBIT "F"
                            TO PURCHASE AGREEMENT

                          DESCRIPTION OF REAL PROPERTY


LEGAL DESCRIPTION:

Parcel I (East Part of Castleton Commercial Park):

Part of the Southeast Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning at the Northwest corner of the Southeast Quarter of Section 22, Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on the West line thereof 259.83 feet; thence South 89 degrees 52 minutes 50 seconds East 35.64 feet to the True Beginning Point of the real estate herein described on an East line of real estate conveyed to the City of Indianapolis D.O.T. by a Warranty Deed recorded as Instrument #75-13337 in the Office of the Recorder of Marion County, Indiana; continuing thence South 89 degrees 52 minutes 50 seconds East 563.96 feet to the Southerly prolongation of the West line of a non-exclusive roadway easement described in a grant recorded as Instrument #75-4800 in the Office of the Recorder of Marion County, Indiana; thence North 00 degrees 07 minutes 10 seconds East on said Southerly prolongation and West line 227.79 feet to the Southerly right-of-way line of East 82nd Street on a curve having a radius length of 54,517.41 feet which bears South 00 degrees 07 minutes 00.7 seconds East; thence Easterly on said right-of-way line and curve to the right 54.00 feet to the West line of real estate leased to Goodyear Tire and Rubber Company as described in a lease recorded as Instrument #74-71954 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 7 minutes 10 seconds West on said West line 299.74 feet to the Southwest corner thereof; thence South 89 degrees 52 minutes 50 seconds East on the South line of said leased real estate 100.11 feet to a point that is 753.71 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence South 00 degrees 07 minutes 10 seconds West parallel with said West line 5.13 feet to a point that is
338.29 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southeast Quarter; thence South 90 degrees 00 minutes 00 seconds East parallel with said North line 426.69 feet to a point that is 1180.40 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 seconds East parallel with said West line 53.25 feet; thence North 90 degrees 00 minutes 00 seconds East parallel with the North line of said Southeast Quarter 152.82 feet to the West line of the Northeast Quarter of said Southeast Quarter; thence North 00 degrees 07 minutes 26 seconds East on said West line 285.04 feet to the Northwest corner of the Northeast Quarter of said Southeast Quarter; thence North 90 degrees 00 minutes 00 seconds East on the North line thereof 350.00 feet; thence South 00 degrees 07 minutes 26 seconds West parallel with the West line of said Quarter Quarter 386.30 feet; thence South 90 degrees 00 minutes 00 seconds East parallel with the North line of said Quarter Quarter 226.04 feet to the West line of Herrin's Addition to Castleton, as per plat thereof, recorded in Plat Book 11, page 15 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 21 minutes 21 seconds West on said West line 232.00 feet to a point that is 618.30 feet South 00 degrees 21 minutes 21 seconds West of the North line of said Southeast Quarter; thence South 89 degrees 38 minutes 39 seconds East 229.50 feet to the Northwesterly right-of-way line of the Norfolk & Western (formerly Lake Erie & Western) Railroad; thence South 27 degrees 36 minutes 55 seconds West on said right-of-way line 800.50 feet; thence South 27 degrees 35 minutes 05 second West on said right-of-way line 1342.34 feet to the Northerly right-of-way line of Interstate Highway I-465 as conveyed by a deed recorded as Instrument #68-24425, in the Office of the Recorder of Marion County, Indiana; thence North 81 degrees 02 minutes 41 seconds West on said Northerly right-of-way

  (continued)



                                  Page 1 of 4


                                  EXHIBIT "1"
                                 TO GRANT DEED
line 813.26 feet; thence North 58 degrees 47 minutes 04 seconds West on said right-of-way line 314.80 feet; thence North 54 degrees 40 minutes 01 seconds West on said right-of-way line 92.92 feet to the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 second East on said West line
840.98 feet to the Southwest corner of the Northwest Quarter of said Southeast Quarter; thence North 89 degrees 49 minutes 43 seconds East on the South line of said Quarter Quarter 493.49 feet; thence North 00 degrees 07 minutes 10 seconds East parallel with the West line of said Southeast Quarter 382.61 feet to the South line of real estate described in a Quitclaim Deed recorded as Instrument #76-51152 in the Office of the Recorder of Marion County, Indiana; thence North 85 degrees 51 minutes 35 seconds West on said South line 458.48 feet to an East line of the real estate conveyed to the City of Indianapolis per Instrument #75-13337; thence North 00 degrees 07 minutes 10 seconds East on said East line 670.44 feet; thence North 53 degrees 59 minutes 08 seconds East on an East line of said real estate 1.17 feet; thence North 00 degrees 48 minutes 32 seconds west on an East line of said real estate 18.60 feet (18.09 feet measured to the True Beginning Point.)

Except therefrom that part conveyed to McCready and Keene, Inc. by deed recorded December 14, 1991 as Instrument #91-132112, to-wit:

Part of the South Half of the Southeast Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana, more particularly described as follows:

Commencing at the Northwest corner of the South Half of the Southeast Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana; thence North 89 degrees 49 minutes 43 seconds East (assumed bearing) 1200.35 feet to the North line thereof to the centerline of Castleway Drive; thence South 00 degrees 07 minutes 10 seconds West 397.13 feet on said centerline to the point of curvature of a tangent curve concave Westerly, having a radius of 200.00 feet which bears North 89 degrees 52 minutes 50 seconds West from said point of curvature; thence Southwesterly along the arc of said curve to the right a distance of 92.20 feet; thence North 89 degrees 49 minutes 43 seconds East 16.90 feet parallel with the North line of said South Half to the Point of Beginning; thence continuing North 89 degrees 49 minutes 43 seconds East 283.53 feet parallel with the North line of said South half to a PK Nail set at a point located 31 feet Northwesterly, as measured at right angles to the Northwesterly right-of-way line of the former Norfolk and Western Railroad; thence South 27 degrees 35 minutes 05 seconds West 468.05 feet parallel with the right-of-way for said Railroad to a PK Nail set; thence North 62 degrees 24 minutes 55 seconds West 279.65 feet to the point of intersection of a non-tangent curve, concave Northwesterly, having a radius of 214.00 feet which bears North 32 degrees 25 minutes 06 seconds West from said point of intersection; thence Northeasterly along the arc of said curve an arc distance of 112.04 feet to the point

  (Continued)



                                  Page 2 of 4


                                  EXHIBIT "1"
                                 TO GRANT DEED
of tangency thereof; thence North 27 degrees 35 minutes 05 seconds East 217.48 feet to the point of curvature of a tangent curve, concave Westerly having a radius of 214.00 feet which bears North 62 degrees 24 minutes 55 seconds West from said point of curvature; thence Northeasterly along the arc of said curve to the left an arc distance of 10.91 feet to the Point of Beginning.

Parcel II (West Part of Castleton Commercial Park):

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning on the East line of the Southwest Quarter of Section 22, Township 17 North, Range 4 East 262.59 feet South 00 degrees 07 minutes 10 seconds West (assumed bearing) from the Northeast corner thereof; continuing thence South 00 degrees 07 minutes 10 seconds West on said East line 1447.01 feet; thence North 89 degrees 52 minutest 50 seconds West 155.00 feet; thence North 00 degrees 07 minutes 10 seconds East parallel with the East line of said Southwest Quarter
205.00 feet; thence North 89 degrees 52 minutes 50 seconds West 30.00 feet; thence North 00 degrees 07 minutes 10 seconds East 10.00 feet; thence North 36 degrees 47 minutes 35 seconds West 743.63 feet; thence South 18 degrees 07 minutes 27 seconds East 739.31 feet to a point that is 195.00 feet North 39 degrees 49 minutes 31 seconds East of the Northeasterly right-of-way line of I-465; thence South 50 degrees 10 minutes 29 seconds East parallel with said right-of-way line 70.00 feet; thence South 39 degrees 49 minutes 31 seconds West 195.00 feet to said right-of-way line; thence North 50 degrees 10 minutes 29 seconds West on said right-of-way line 2569.98 feet to the South line of the right-of-way widening for East 82nd Street bridge over I-465; thence North 74 degrees 03 minutes 11 seconds East on said right-of-way line 129.13 feet; thence North 81 degrees 01 minutes 35 seconds East on said line 353.28 feet to the East line of said right-of-way widening; thence North 00 degrees 37 minutes 57 seconds West on said East line 37.59 feet to the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East on said North line 45.63 feet to a point that is 600.00 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West parallel with the East line of the Northwest Quarter of said Southwest Quarter
227.80 feet; thence North 85 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter 600.00 feet to the East line of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West on said East line 207.80 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter
300.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter 205.60 feet to a point that is 230.00 feet South 00 degrees 06 minutes 25 seconds West of the North line of said Quarter Quarter; thence North 85 degrees 22 minutes 03 seconds East parallel with the

  (Continued)



                                  Page 3 of 4


                                  EXHIBIT "1"
                                 TO GRANT DEED
said North line 220.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter
230.00 feet to a point on the North line of said Southwest Quarter which is
810.16 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner thereof; thence North 89 degrees 22 minutes 03 seconds East on said North line
320.39 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Southwest Quarter 257.60 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 180.00 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Quarter 4.99 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 265.45 feet to the Westerly line of real estate conveyed to the City of Indianapolis Department of Transportation by a Warranty Deed recorded as Instrument #73-57723 in the Office of the Recorder of Marion County, Indiana; thence South 11 degrees 11 minutes 03 seconds East on said Westerly line 27.16 feet; thence South 35 degrees 07 minutes 45 second East 42.43 feet to the Easterly line of said real estate; thence North 00 degrees 07 minutes 10 seconds East on said Easterly line 61.67 feet to a point that is 262.59 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East parallel with said North line 14.50 feet to the Beginning Point.

Except therefrom that part conveyed to The Wesleyan Church Corporation by deed recorded December 24, 1991 as Instrument #91-132118, to-wit:

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana, more particularly described as follows: Commencing at the Northeast corner of the Southwest Quarter of Section 22, Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on and along the East line thereof 2179.30 feet to the Northerly right-of-way line of Interstate Highway 465; thence North 54 degrees 37 minutes 11 seconds West on and along said right-of-way line 125.36 feet; thence North 50 degrees 10 minutes 29 seconds West on and along said right-of-way line 479.00 feet to the Southeasterly corner of the real estate described in a Corporate Warranty Deed recorded as Instrument #85-19064 in the Office of the Recorder of Marion County, Indiana; thence North 39 degrees 49 minutes 31 seconds East 40.00 feet on the Easterly line of said Instrument #85-19064 to a 5/8 inch rebar w/cap at the Point of Beginning of this description; thence North 50 degrees 10 minutes 29 seconds West 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a 5/8 inch rebar w/cap; thence North 39 degrees 49 minutes 31 second East 155.00 feet; thence South 50 degrees 10 minutes 29 seconds East 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a point which bears North 39 degrees 49 minutes 31 seconds East
155.00 feet from the point of beginning; thence South 39 degrees 49 minutes 31 seconds West 155.00 feet to the Point of Beginning.



                                  Page 4 of 4


                                  EXHIBIT "1"
                                 TO GRANT DEED

                              ASSIGNMENT OF LEASES


         This Assignment of Leases ("Assignment") is made in the County of Marion, State of Indiana between EQK Realty Investors I, a Massachusetts business trust ("Assignor"), and ______________, a ________________________
("Assignee"), who agree as follows:

                                    RECITALS

         A. Assignor is the lessor under the leases, more particularly described on the attached Exhibit "1" ("Leases") for the property described on the attached Exhibit "2".

         B. Assignor desires to assign all of its right, title and interest as Lessor under the Leases to Assignee. This Assignment is made pursuant to that certain Purchase Agreement for Real Property and Escrow Instructions dated November 16, 1995 between Assignor and K/B Realty Advisors, Inc. (predecessor to Assignee) (the "Purchase Agreement"). Moreover, pursuant to the terms of the Purchase Agreement, Assignor agreed to remain responsible for certain obligations relating to the Leases as more particularly described in the Purchase Agreement and the Lease Work And Reserve Agreement ("Lease Work And Reserve Agreement") established pursuant to the terms of the Purchase Agreement.

                 1. Assignment and Assumption. For value received, Assignor assigns to Assignee all of Assignor's right, title and interest as Lessor under the Leases. Assignee accepts the assignment and assumes and agrees to perform (except as otherwise provided in the Purchase Agreement and Lease Work And Reserve Agreement) all the obligations of Assignor as Lessor under the Leases to the extent they accrue and are applicable for a period beginning on or after the Effective Date of this Assignment including, without limitation, all obligations and duties owed lessees with respect to security deposits to the extent such security deposits have been transferred or credited to Assignee pursuant to the provisions of the Purchase Agreement defined below.

                 2. Assignee's Indemnification. Assignee shall indemnify, defend and hold harmless Assignor and Assignor's employees, partners, subsidiaries, parents, affiliates, shareholders, officers, directors, attorneys, agents, and affiliates, and their predecessors, successors and assigns, from and against all liabilities, claims, losses, actions, damages, fines, costs, expenses, causes of actions and demands against them or any of them arising out of, or in any way connected with, the Lessor's obligations under the Leases to the extent they accrue and are applicable for a period beginning on or after the Effective Date of this Assignment (except those obligations for which Assignor shall remain responsible pursuant to the terms of the Purchase Agreement and Lease Work And Reserve Agreement).

                 3. Assignor's Indemnification. Assignor shall indemnify, defend and hold harmless Assignee and Assignee' s employees, partners, subsidiaries, parents, affiliates, shareholders, officers, directors, attorneys, agents, and affiliates and their predecessors,


                                  EXHIBIT "G"
                             TO PURCHASE AGREEMENT
successors and assigns, from and against all liabilities, claims, losses, actions, damages, fines, costs, expenses, causes of actions and demands against them or any of them arising out of or in any way connected with the Lessor's obligations under the Leases to the extent they accrue and are applicable for a period before the Effective Date of this Assignment.

                 4. Effective Date. This Assignment shall be deemed effective on the date ("Effective Date") the Closing (as defined in the Purchase Agreement) has occurred.

                 5. Attorneys' Fees. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys' fees.

                 6. Successors and Assigns. This Assignment shall inure to the benefit of the parties and their respective successors and assigns.

                 7. Severability. If any provision of this Assignment shall be held invalid or unenforceable for any reason and to any extent, the remainder of this Assignment shall not be affected, but shall be enforced to the greatest extent permitted by law.

                 8. Merger. This Assignment, the Purchase Agreement, and Lease Work And Reserve Agreement contain the entire understanding between the parties relating to the subject matter of this Assignment.

All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment.

"ASSIGNOR"                                         "ASSIGNEE"

EQK REALTY INVESTORS I, a                                            , a
Massachusetts business trust               -------------------------

                                           -------------------------



By:                                        By:
    ----------------------                         --------------------------

    ----------------------                         --------------------------
    (Print Name)   (Title)                         (Print Name)       (Title)


                                  EXHIBIT "G"
                             TO PURCHASE AGREEMENT

                            DESCRIPTION OF LEASES

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    01-103      Indianapolis Church of Christ            Lease                                       09/01/92
                                                         Proposal/Contract for Tenant Improv.        09/01/92
                                                         Addendum I                                  09/01/92
                                                         Addendum II                                 09/15/95
--------------------------------------------------------------------------------------------------------------
    02-125      Oscar, Inc.                              Lease (expired)                             09/01/92
                (New lease being negotiated)             Addendum I                                  01/01/94
--------------------------------------------------------------------------------------------------------------
    03-108      Fairley and Company                      Lease                                       01/01/89
                                                         Addendum I                                  04/01/94
                                                         Addendum II                                 07/01/95
                                                         Beginning Tenant Allowance as adj.             $2.73
--------------------------------------------------------------------------------------------------------------
    03-110      Marks A. Levy, Inc.                      Lease                                       03/01/93
                                                         Beginning Tenant Allowance as adj.             $3.92
--------------------------------------------------------------------------------------------------------------
    04-190      Biosound                                 Lease (expired)                             05/01/90
                (New lease being negotiated)             Amortized rent per month thru 4/95         $1,035.19
                                                         Beginning Tenant Allowance as adj.             $0.90
--------------------------------------------------------------------------------------------------------------
    05-101      Frakes Engineering                       Lease                                       04/01/89
                                                         Beginning Tenant Allowance as adj.             $1.08
--------------------------------------------------------------------------------------------------------------
    06-102      Tronitech, Inc.                          Lease                                       01/01/93
--------------------------------------------------------------------------------------------------------------
    07-102      James R. Moore, CPA                      Lease                                       07/01/91
                                                         Addendum I                                  08/01/92
                                                         Addendum II                                 01/01/94
                                                         Beginning Tenant Allowance as adj.             $4.17
--------------------------------------------------------------------------------------------------------------
    07-104      Mold Engineering, Inc.                   Lease                                       10/01/90
                                                         Addendum I                                  10/01/93
--------------------------------------------------------------------------------------------------------------
    07-106      Wigest Corporation                       Lease                                       08/01/92
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    07-108      Broadway Marketing, Inc.                 Lease                                       04/01/94
--------------------------------------------------------------------------------------------------------------
    07-204      High School B-Ball Cards                 Lease                                       09/01/92
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    07-205      ABB Power T&D Company                    Lease                                       04/01/91
                                                         Addendum I                                  04/01/94
                                                         Beginning Tenant Allowance as adj.             $4.17
--------------------------------------------------------------------------------------------------------------
    07-209      Thomas W. Hasewinkel                     Lease                                       08/01/92
                                                         Addendum I                                  08/01/92
                                                         Addendum II                                 03/01/95
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    07-210      Jerome Modlik                            Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    07-211      L. David Vancil, D.D.S.                  Lease                                       06/01/94
                                                         Addendum I                                  06/01/94
                                                         Addendum II                                 06/01/94
--------------------------------------------------------------------------------------------------------------
    07-214      Birthwise/Tokos Medical Corp.            Lease                                       03/01/92
                                                         Addendum I                                  03/01/95
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    08-100      John King Productions, Inc.              Lease                                       08/01/95
--------------------------------------------------------------------------------------------------------------
    08-103      James A. Rupp                            Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------



                             EXHIBIT "D" (10 pages)


                                  EXHIBIT "1"
                            TO ASSIGNMENT OF LEASES

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    08-105      Krause's Wide World Serivces             Lease                                       01/01/93
                                                         Addendum I                                  01/01/94
                                                         Addendum II                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $5.09
--------------------------------------------------------------------------------------------------------------
    08-106      Accura Tax Service, Inc.                 Lease                                       07/01/95
--------------------------------------------------------------------------------------------------------------
    08-107      Esty Limited Liability                   Lease                                       12/01/92
                                                         Addendum I                                  12/01/93
                                                         Addendum II                                 03/01/94
                                                         Addendum III                                12/01/94
                                                         Assignment of Lease                         04/29/95
                                                         Beginning Tenant Allowance as adj.             $5.09
--------------------------------------------------------------------------------------------------------------
    08-112      Acme Health Services, Inc.               Lease                                       02/01/95
--------------------------------------------------------------------------------------------------------------
    08-120      Independent Order of Foresters           Lease                                       01/01/86
                                                         Addendum I                                  01/01/91
                                                         Beginning Tenant Allowance as adj.             $3.05
--------------------------------------------------------------------------------------------------------------
    08-130      Indiana Exchange, Inc.                   Lease                                       03/01/93
                                                         Addendum I                                  03/01/93
                                                         Beginning Tenant Allowance as adj.             $5.28
--------------------------------------------------------------------------------------------------------------
    08-200      Heritage Indiana Medical Group           Lease                                       05/01/95
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    08-202      United Insurance Agencies                Lease                                       01/01/93
                                                         Beginning Tenant Allowance as adj.             $5.28
--------------------------------------------------------------------------------------------------------------
    08-203      Ronald K. Bowman, D.D.S.                 Lease                                       01/01/83
                                                         Addendum I                                  01/01/83
                                                         Addendum II                                 01/01/83
                                                         Addendum III                                01/01/88
                                                         Addendum IV                                 01/01/93
--------------------------------------------------------------------------------------------------------------
    08-206      Enochs Manufacturing, Inc.               Lease                                       04/01/91
                                                         Addendum I                                  04/01/94
                                                         Beginning Tenant Allowance as adj.             $4.72
--------------------------------------------------------------------------------------------------------------
    08-215      Physicians Mutual Insurance              Lease                                       04/01/91
                                                         Addendum I                                  04/01/93
                                                         Addendum II                                 04/01/95
                                                         Beginning Tenant Allowance as adj.             $4.56
--------------------------------------------------------------------------------------------------------------
    09-104      Miller & Associates                      Lease                                       07/01/89
                                                         Addendum I                                  07/01/92
                                                         Beginning Tenant Allowance as adj.             $4.01
--------------------------------------------------------------------------------------------------------------
    09-105      American Family Insurance                Lease                                       12/01/92
                                                         Addendum I                                  06/01/93
                                                         Addendum II                                 12/01/93
                                                         Addendum III                                12/01/94
                                                         Beginning Tenant Allowance as adj.             $4.64
--------------------------------------------------------------------------------------------------------------
    09-106      Praxair, Inc.                            Lease                                       08/01/91
                                                         Addendum I                                  08/01/92
                                                         Addendum II                                 08/01/93
                                                         Addendum III                                08/01/94
                                                         Addendum IV                                 08/01/95
                                                         Beginning Tenant Allowances as adj.            $4.20
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                            TO ASSIGNMENT OF LEASES
                                      -2-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    09-107      IARCC                                    Lease                                       11/01/90
                                                         Addendum I                                  11/01/93
                                                         Beginning Tenant Allowance as adj.             $4.20
--------------------------------------------------------------------------------------------------------------
    09-108      Pro-Mark, Inc.                           Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    09-110      Norton Company                           Lease                                       02/01/93
                                                         Beginning Tenant Allowance as adj.             $4.88
--------------------------------------------------------------------------------------------------------------
    09-112      Woodmen Accident & Life                  Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------
    09-113      The Reynolds & Reynolds Co.              Lease                                       03/01/89
                                                         Addendum I                                  03/01/92
                                                         Addendum II                                 03/01/94
                                                         Beginning Tenant Allowance as adj.             $3.91
--------------------------------------------------------------------------------------------------------------
    09-115      Independent Order of Foresters           Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------
    09-202      Foundation Property Mgmt.                Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    09-206      Marks A. Levy, Inc.                      Lease                                       10/01/93
--------------------------------------------------------------------------------------------------------------
    09-209      Indy Lube Service, Inc.                  Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    09-210      William C. Teilman, D.D.S.               Lease                                       01/01/95
--------------------------------------------------------------------------------------------------------------
    09-216      Marybeth Brandt, D.D.S.                  Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    10-100      Equity Financial Services, Inc.          Lease                                       03/01/95
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    10-102      Lawrence C. Arany                        Lease                                       03/01/92
                                                         Addendum I                                  03/01/94
                                                         Addendum II                                 10/01/94
                                                         Beginning Tenant Allowance as adj.             $4.64
--------------------------------------------------------------------------------------------------------------
    10-104      John C. Wolbert                          Lease                                       03/01/95
--------------------------------------------------------------------------------------------------------------
    10-109      James L. Hunter                          Lease                                       07/01/93
                                                         Addendum I                                  02/01/94
                                                         Addendum II                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $4.83
--------------------------------------------------------------------------------------------------------------
    10-110      Robert Bak C. Shin, M.D.                 Lease                                       01/01/92
                                                         Addendum I                                  09/01/92
                                                         Beginning Tenant Allowance as adj.             $4.64
--------------------------------------------------------------------------------------------------------------
    10-111      Richard J. Moore                         Lease                                       07/01/94
--------------------------------------------------------------------------------------------------------------
    10-112      Fame, Inc.                               Lease                                       10/01/93
                                                         Beginning Tenant Allowance as adj.             $4.83
--------------------------------------------------------------------------------------------------------------
    10-115      Vulcraft Sales Corporation               Lease                                       03/01/89
                (Was 26-114)                             Addendum I                                  03/01/92
                                                         Addendum II                                 03/01/95
                                                         Beginning Tenant Allowance as adj.             $5.70
--------------------------------------------------------------------------------------------------------------
    10-204      ATMS                                     Lease                                       12/01/93
--------------------------------------------------------------------------------------------------------------
    10-207      Executive Strategies, Inc.               Lease                                       05/01/93
                                                         Addendum I                                  05/01/93
                                                         Addendum II                                 10/01/94
                                                         Addendum III                                05/01/95
                                                         Beginning Tenant Allowance as adj.             $4.83
--------------------------------------------------------------------------------------------------------------






                                  EXHIBIT "1"
                           TO ASSIGNMENT OF LEASES
                                      -3-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    10-209      Christian Medical & Dental Soc.          Lease                                       01/01/91
                                                         Addendum I                                  01/01/92
                                                         Addendum II                                 01/01/93
                                                         Addendum III                                01/01/94
                                                         Addendum IV                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $4.16
--------------------------------------------------------------------------------------------------------------
    10-212      Veda, Inc.                               Lease                                       02/01/95
                                                         Addendum I                                  03/01/95
--------------------------------------------------------------------------------------------------------------
    11-118      King, Reiman, Skaggs Insurance           Lease                                       11/01/91
                                                         Beginning Tenant Allowance as adj.             $3.61
--------------------------------------------------------------------------------------------------------------
    11-120      Metropolitan Property & Casualty         Lease                                       11/01/92
                                                         Addendum (Tenant Impr.)                     11/01/92
                                                         Beginning Tenant Allowance as adj.             $3.61
--------------------------------------------------------------------------------------------------------------
    12-105      Technetics, Inc.                         Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    12-109      Rue Educational Publishers               Lease                                       07/01/93
                                                         Beginning Tenant Allowance as adj.             $4.54
--------------------------------------------------------------------------------------------------------------
    14-102      Ito & Koby Dental Studio                 Lease                                       12/01/93
                                                         Addendum I                                  12/01/93
--------------------------------------------------------------------------------------------------------------
    14-108      Technetics, Inc.                         Lease                                       11/01/89
                                                         Addendum I                                  12/01/93
                                                         Addendum II                                 11/01/94
                                                         Beginning Tenant Allowance as adj.             $1.29
--------------------------------------------------------------------------------------------------------------
    15-400      USAF, Inc.                               Lease                                       07/01/87
                                                         Addendum                                    07/01/87
                                                         Addendum II                                 09/01/87
                                                         Addendum III                                09/01/89
                                                         Addendum IV                                 10/01/89
                                                         Addendum V                                  10/01/90
                                                         Addendum VI                                 08/01/92
                                                         Addendum VII                                05/01/96
--------------------------------------------------------------------------------------------------------------
    16-140      Arbor Office Suites                      Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    17-130      SAIC                                     Lease                                       03/01/89
                                                         Addendum I                                  06/14/89
                                                         Addendum II                                 10/01/89
                                                         Addendum III                                03/01/94
                                                         Addendum IV                                 01/01/95
                                                         Beginning Tenant Allowance as adj.             $2.87
--------------------------------------------------------------------------------------------------------------
    17-140      Arbor Express                            Lease                                       06/01/94
--------------------------------------------------------------------------------------------------------------
    18-104      Trident Foods, Inc.                      Lease                                       12/01/92
                                                         Addendum I                                  05/01/94
                                                         Beginning Tenant Allowance as adj.             $5.34
--------------------------------------------------------------------------------------------------------------
    18-105      Northstar Telecommunications             Lease                                       11/01/94
                                                         Addendum I                                  04/01/95
--------------------------------------------------------------------------------------------------------------
    18-108      Tom Harris & Associates                  Lease                                       08/01/95
--------------------------------------------------------------------------------------------------------------
    18-200      United Parcel Service, Inc.              Lease                                       12/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                             TO ASSIGNMENT OF LEASES
                                      -4-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    19-150      Earl Grissmer Company, Inc.              Lease                                       09/01/76
                (Blue Lustre Home Care Prod.)            Consent to Assignment                       09/01/76
                                                         Agreement/Right of First Refusal (Que)      09/01/82
                                                         Addendum                                    02/14/83
                                                         Rider Number Two                            08/01/76
                                                         Rider Number Three                          02/01/78
                                                         Rider Number Four                           02/01/82
                                                         Rider Number Five                           03/01/83
                                                         Rider Number Six                            03/01/83
                                                         Rider Number Seven                          01/15/84
                                                         Rider VIII                                  08/01/86
                                                         Rider IX                                    08/01/91
--------------------------------------------------------------------------------------------------------------
    19-160      Groundwater Technology, Inc.             Lease                                       01/01/94
                                                         Addendum I                                  01/01/94
                                                         Addendum II                                 02/01/95
--------------------------------------------------------------------------------------------------------------
    21-104      Helena Chemical Company                  Lease                                       08/01/92
                                                         Addendum I                                  03/01/94
                                                         Addendum II                                 10/01/94
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-110      GLA Collection Co., Inc.                 Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    21-115      Redding - Troy Insurance                 Lease                                       07/01/92
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-117      Sherwin-Williams Company                 Lease                                       02/01/92
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-120      VRG International                        Lease                                       04/01/95
                                                         Addendum I                                  04/01/95
                                                         Addendum II                                 05/01/95
--------------------------------------------------------------------------------------------------------------
    21-121      Specialty Sales, Inc.                    Lease                                       01/01/95
                                                         Addendum I                                  01/01/95
--------------------------------------------------------------------------------------------------------------
    21-127      Promise Keepers                          Lease                                       06/01/94
--------------------------------------------------------------------------------------------------------------
    21-130      Terstep Recreation Co.                   Lease                                       04/01/90
                (Trotmar, Inc.)                          Assignment of Lease                         04/01/90
                                                         Addendum I                                  04/01/93
                                                         Agreement for storage space                 05/12/94
                                                         Beginning Tenant Allowance as adj.             $4.16
--------------------------------------------------------------------------------------------------------------
    21-139      Love, Inc.                               Lease                                       09/01/92
                                                         Addendum I                                  09/01/93
                                                         Addendum II                                 09/01/94
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    21-141      Charles E. Hill & Associates             Lease                                       12/01/91
                                                         Addendum I                                  12/01/92
                                                         Addendum II                                 06/01/93
                                                         Addendum III                                12/01/93
                                                         Addendum IV                                 12/01/94
                                                         Beginning Tenant Allowance as adj.             $4.45
--------------------------------------------------------------------------------------------------------------
    21-200      USA Group, Inc.                          Lease                                       05/01/95
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    21-210      Mitchum, Jones & Templeton               Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                             TO ASSIGNMENT OF LEASES
                                      -5-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    22-110      Conner Insurance Agency                  Lease                                       10/01/87
                                                         Addendum I                                  10/01/92
                                                         Addendum II                                 09/01/94
                                                         Beginning Tenant Allowance as adj.             $3.12
--------------------------------------------------------------------------------------------------------------
    22-120      Jere V. Horwitz & Assoc.                 Lease                                       05/01/94
--------------------------------------------------------------------------------------------------------------
    24-105      Unisys Corporation                       Lease                                       09/01/77
                                                         Admendment                                  11/01/77
                                                         Sublease Agreement                          03/01/93
--------------------------------------------------------------------------------------------------------------
    26-111      Kenai Ltd., Inc.                         Lease                                       08/01/95
                (James Murphy)
--------------------------------------------------------------------------------------------------------------
    26-112      Comarco                                  Lease                                       08/01/94
                                                         Addendum I                                  05/01/95
--------------------------------------------------------------------------------------------------------------
    26-115      Patricia Boer                            Lease                                       02/01/92
                                                         Addendum I                                  02/01/93
                                                         Addendum II                                 02/01/94
                                                         Addendum III                                02/01/95
                                                         Beginning Tenant Allowance as adj.             $5.01
--------------------------------------------------------------------------------------------------------------
    26-118      Star Benefit Associates, Inc.            Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    26-119      Health Shared Services                   Lease                                       07/01/95
--------------------------------------------------------------------------------------------------------------
    26-120      Castleton Family Physicians              Lease                                       08/01/92
--------------------------------------------------------------------------------------------------------------
    26-127      Interim Personnel                        Lease                                       08/01/95
--------------------------------------------------------------------------------------------------------------
    26-128      Fritzsche & Associates                   Lease                                       07/01/93
                                                         Addendum I                                  07/01/93
                                                         Addendum II                                 10/01/93
                                                         Beginning Tenant Allowance as adj.             $5.18
--------------------------------------------------------------------------------------------------------------
    26-130      Benefit Trust Life Insurance             Lease                                       12/01/92
--------------------------------------------------------------------------------------------------------------
    26-134      Thorn Apple Valley                       Lease                                       05/01/90
                                                         Addendum I                                  05/01/93
                                                         Lease Assignment                            05/30/95
                                                         Beginning Tenant Allowance as adj.             $4.37
--------------------------------------------------------------------------------------------------------------
    26-200      Federated Mutual Insurance               Lease                                       06/01/95
                                                         Addendum I                                  06/01/95
                                                         Lease Abstract
--------------------------------------------------------------------------------------------------------------
    26-232      Heartland Financial Services             Lease                                       05/01/94
                                                         Addendum I                                  06/01/94
--------------------------------------------------------------------------------------------------------------
    27-200      Radio Indianapolis, Inc                  Lease                                       07/01/94
                (WFMS)                                   Addendum I                                  07/01/94
--------------------------------------------------------------------------------------------------------------
    29-105      Intergraph Corporation                   Lease                                       06/01/95
--------------------------------------------------------------------------------------------------------------
    29-110      Apple American of Indiana                Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    29-112      Bank One, Indianapolis, NA               Lease                                       03/01/94
                                                         Addendum                                    03/01/94
                                                         Memorandum of Lease                         03/01/94
--------------------------------------------------------------------------------------------------------------
    29-124      Midwest Career College                   Lease                                       06/01/93
                                                         Addendum I                                  06/01/93
                                                         Beginning Tenant Allowance as adj.             $4.80
--------------------------------------------------------------------------------------------------------------
    29-200      Unisys Corporation                       Lease                                       05/01/80
                                                         Memorandum of Lease Agreement
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                             TO ASSIGNMENT OF LEASES
                                      -6-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    30-106      Comprehensive Insurance Mgrs.            Lease                                       01/01/93
                                                         Addendum I                                  06/01/93
                                                         Sublease                                    04/26/94
                                                         Beginning Tenant Allowance as adj.             $4.56
--------------------------------------------------------------------------------------------------------------
    30-120      CMS Management                           Lease                                       07/01/94
--------------------------------------------------------------------------------------------------------------
    30-121      Natl. Council on Comp. Ins.              Lease                                       04/01/87
                                                         Amendment                                   04/01/87
                                                         Addendum II                                 09/01/89
                                                         Addendum III                                04/01/90
                                                         Addendum IV                                 04/01/93
                                                         Beginning Tenant Allowance as adj.             $3.50
--------------------------------------------------------------------------------------------------------------
    30-122      Joy Newby & Associates                   Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    30-131      Broadway Marketing, Inc.                 Lease                                       04/01/94
--------------------------------------------------------------------------------------------------------------
    30-203      Integrity Business Printing              Lease                                       01/01/95
--------------------------------------------------------------------------------------------------------------
    30-204      Relcon, Inc.                             Lease                                       01/01/91
                                                         Addendum I                                  01/01/94
                                                         Beginning Tenant Allowance as adj.             $4.08
--------------------------------------------------------------------------------------------------------------
    30-205      Geo. S. Olive & Co.                      Lease                                       10/01/92
                (Innovative Consulting Services)         Lease Assignment                            02/01/95
                                                         Beginning Tenant Allowance as adj.             $4.08
--------------------------------------------------------------------------------------------------------------
    30-210      Cutler-Hammer, Inc.                      Lease                                       11/01/94
                                                         Agreement for storage space                 11/17/94
--------------------------------------------------------------------------------------------------------------
    30-130      Kroger Company                           Lease                                       08/01/80
    30-212                                               Addendum I                                  12/01/87
    30-218                                               Addendum II                                 08/01/88
    31-160                                               Addendum III                                11/01/88
                                                         Addendum IV                                 05/01/89
                                                         Addendum V                                  09/01/90
                                                         Addendum VI                                 09/01/90
                                                         Addendum VII                                12/01/90
--------------------------------------------------------------------------------------------------------------
    32-135      Associated Insurance Cos.                Lease                                       05/01/93
    38-132
--------------------------------------------------------------------------------------------------------------
    32-141      ITT Educational Services                 Lease                                       07/01/92
                                                         Amendment                                   03/01/93
                                                         Beginning Tenant Allowance as adj.             $2.02
--------------------------------------------------------------------------------------------------------------
    32-142      Tronitech, Inc.                          Lease                                       03/01/93
                                                         Beginning Tenant Allowance as adj.             $1.92
--------------------------------------------------------------------------------------------------------------
    32-145      USAF, Inc.                               Lease                                       03/01/91
                                                         Addendum                                    03/01/91
                                                         Addendum I                                  02/28/91
                                                         Addendum II                                 05/01/94
                                                         Addendum III                                03/01/93
                                                         Amendment                                   05/01/96
                                                         Addendum IV                                 08/01/95
--------------------------------------------------------------------------------------------------------------
    33-112      IRC Audio                                Lease                                       03/01/91
                                                         Beginning Tenant Allowance as adj.             $1.43
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                             TO ASSIGNMENT OF LEASES
                                      -7-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    33-117      IRC Music                                Lease                                       03/01/91
                                                         Addendum I                                  03/01/93
                                                         Addendum II                                 03/01/94
                                                         Addendum III                                03/01/95
                                                         Beginning Tenant Allowance as adj.             $1.43
--------------------------------------------------------------------------------------------------------------
    34-128      Bob Block Sports & Fitness               Lease                                       10/01/93
                                                         Beginning Tenant Allowance as adj.             $1.07
--------------------------------------------------------------------------------------------------------------
    35-100      Wesleyan Church Corporation              Lease                                       08/01/95
                                                         Addendum I                                  08/01/95
--------------------------------------------------------------------------------------------------------------
    35-110      Chartwell Midwest                        Lease                                       05/01/93
                                                         Addendum                                    04/15/93
                                                         Beginning Tenant Allowance as adj.             $1.36
--------------------------------------------------------------------------------------------------------------
    36-105      Earthtech, Inc.                          Lease                                       05/01/95
                                                         Addendum I                                  05/01/95
                                                         Addendum II                                 08/01/95
--------------------------------------------------------------------------------------------------------------
    36-109      Asplundh Tree Expert Company             Lease                                       10/01/94
--------------------------------------------------------------------------------------------------------------
    37-106      AT Service Company                       Lease                                       09/01/89
                (Society National Bank)                  Addendum I                                  09/01/94
--------------------------------------------------------------------------------------------------------------
    39-105      Icon, Inc.                               Lease                                       08/01/93
                                                         Addendum I                                  01/01/95
--------------------------------------------------------------------------------------------------------------
    39-191      Ind. Assoc. of School Principals         Lease                                       07/01/92
                                                         Addendum I                                  09/01/94
--------------------------------------------------------------------------------------------------------------
    40-100      Castleway Management Corp.               Lease                                       09/01/92
--------------------------------------------------------------------------------------------------------------
    40-108      G S  Sales                               Lease                                       08/01/94
--------------------------------------------------------------------------------------------------------------
    40-109      HCI                                      Lease                                       12/01/93
--------------------------------------------------------------------------------------------------------------
    40-110      CBAI Holding Company                     Lease                                       06/01/95
--------------------------------------------------------------------------------------------------------------
    40-120      Castleton Real Estate Group              Lease                                       07/01/95
                (Remax)                                  Addendum I                                  07/01/95
--------------------------------------------------------------------------------------------------------------
    40-181      Aetna Casualty & Surety Co.              Lease                                       11/01/92
                                                         (Exhibits A-1 thru J)
                                                         Amendment No. 1                             01/01/94
                                                         Amendment No. 2                             05/31/95
                                                         Subordination, Non-Disturbance Agreement
--------------------------------------------------------------------------------------------------------------
    40-403      Source Brokerage, Inc.                   Lease                                       05/01/95
--------------------------------------------------------------------------------------------------------------
    40-410      REV 2, Inc.                              Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    41-165      Ohio Casualty Insurance Co.              Lease                                       06/01/88
                                                         Addendum I                                  07/01/88
                                                         Addendum II                                 07/01/93
                                                         Addendum III                                07/01/95
                                                         Beginning Tenant Allowance as adj.             $3.30
--------------------------------------------------------------------------------------------------------------
    41-175      McConnell-Monroe, Inc.                   Lease                                       11/01/94
--------------------------------------------------------------------------------------------------------------
    42-102      Flack Design, Inc.                       Lease                                       03/01/94
--------------------------------------------------------------------------------------------------------------
    42-104      Ink, Inc.                                Lease                                       06/01/94
--------------------------------------------------------------------------------------------------------------
    42-110      Independent Appraisals, Inc.             Lease                                       07/01/92
                                                         Addendum I                                  05/01/94
                                                         Beginning Tenant Allowance as adj.             $4.84
--------------------------------------------------------------------------------------------------------------
    42-112      Willey and Associates, Inc.              Lease                                       07/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                             TO ASSIGNMENT OF LEASES
                                      -8-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    42-113      Miles, Inc.                              Lease                                       02/01/91
                (Mobay Corporation)                      Addendum I                                  10/01/91
                                                         Addendum II                                 02/01/94
                                                         Beginning Tenant Allowance as adj.             $4.62
--------------------------------------------------------------------------------------------------------------
    42-120      Allison Secretarial, Inc.                Lease                                       10/01/92
                                                         Addendum I                                  02/01/93
                                                         Addendum II                                 10/01/93
                                                         Addendum III                                10/01/94
                                                         Addendum IV                                 11/01/94
                                                         Beginning Tenant Allowance as adj.             $4.84
--------------------------------------------------------------------------------------------------------------
    42-121      FDIC                                     Lease                                       04/01/95
--------------------------------------------------------------------------------------------------------------
    45-105      Ind. Oral & Maxillofacial Surgery        Lease                                       07/01/95
--------------------------------------------------------------------------------------------------------------
    45-107      Philip D. Burroughs                      Lease                                       01/01/94
--------------------------------------------------------------------------------------------------------------
    45-110      Robert A. Lichtenauer                    Lease                                       02/01/94
--------------------------------------------------------------------------------------------------------------
    45-115      Castleton Orthodontics, Inc.             Lease                                       03/01/94
--------------------------------------------------------------------------------------------------------------
    45-200      Castleton Oral & Maxi. Surgery           Lease                                       11/01/93
--------------------------------------------------------------------------------------------------------------
    45-204      Jack Ellis Showley, D.D.S.               Lease                                       12/01/94
--------------------------------------------------------------------------------------------------------------
    46-210      Associated Insurance Cos.                Lease                                       07/01/91
    48-115                                               Addendum II                                 03/01/93
--------------------------------------------------------------------------------------------------------------
    47-185      USAF, Inc.                               Lease                                       05/01/81
                                                         Amendment dated                             05/01/81
                                                         Amendment dated                             08/05/81
                                                         Amendment dated                             09/24/82
                                                         Amendment dated                             07/31/90
                                                         Amendment dated                             07/10/92
                                                         Amendment dated                             03/10/95
--------------------------------------------------------------------------------------------------------------
    49-111      The Art Source                           Lease                                       10/01/92
                                                         Addendum I                                  10/01/93
                                                         Beginning Tenant Allowance as adj.             $2.61
--------------------------------------------------------------------------------------------------------------
    49-115      Great Clips, Inc.                        Lease                                       04/01/92
                                                         Beginning Tenant Allowance as adj.             $2.70
--------------------------------------------------------------------------------------------------------------
    49-117      Webster Sporting Goods, Inc.             Lease                                       10/01/93
                                                         Beginning Tenant Allowance as adj.             $3.08
--------------------------------------------------------------------------------------------------------------
    49-121      Planned Parenthood Assoc.                Lease                                       11/01/91
                                                         Beginning Tenant Allowance as adj.             $2.33
--------------------------------------------------------------------------------------------------------------
    49-123      Walker Clinical Evaluations              Lease                                       04/01/94
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                             TO ASSIGNMENT OF LEASES
                                      -9-

EQK REALTY INVESTORS I
DUE DILIGENCE LOG

                                                                                                    EFFECTIVE
   BLDG/STE                     TENANT                                 DESCRIPTION                    DATE
--------------------------------------------------------------------------------------------------------------
    03-104      Walker Research, Inc.                    Lease                                       04/01/89
                                                         Addendum I                                  03/01/93
                                                         Addendum II                                 04/01/95
--------------------------------------------------------------------------------------------------------------
    07-213      Leg Spider Vein Clinic                   Lease                                       03/01/95
--------------------------------------------------------------------------------------------------------------
    08-101      Information Mgmt. Group                  Lease                                       10/01/95
--------------------------------------------------------------------------------------------------------------
    08-108      Interlogic Systems, Inc.                 Lease                                       07/01/94
                                                         Addendum I                                  07/01/95
--------------------------------------------------------------------------------------------------------------
    10-208      Henry P. Thompson Company                Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    18-107      Controllership Group                     Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    18-114      PrimePay, Inc.                           Lease                                       12/01/91
                (Payroll 1 of Indiana)                   Addendum I                                  01/01/93
                                                         Addendum II                                 10/01/95
                                                         Beginning Tenant Allowance as adj.             $4.66
                                                         Lease                                       12/01/96
--------------------------------------------------------------------------------------------------------------
    21-139      Love, Inc.                               Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------
    26-150      Perry R. Meek                            Lease                                       09/01/95
--------------------------------------------------------------------------------------------------------------





                                  EXHIBIT "1"
                             TO ASSIGNMENT OF LEASES
                                      -10-

                     LEGAL DESCRIPTION OF THE REAL PROPERTY

LEGAL DESCRIPTION:

Parcel I (East Part of Castleton Commercial Park):

Part of the Southeast Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning at the Northwest corner of the Southeast Quarter of Section 22, Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on the West line thereof 259.83 feet; thence South 89 degrees 52 minutes 50 seconds East 35.64 feet to the True Beginning Point of the real estate herein described on an East line of real estate conveyed to the City of Indianapolis D.O.T. by a Warranty Deed recorded as Instrument #75-13337 in the Office of the Recorder of Marion County, Indiana; continuing thence South 89 degrees 52 minutes 50 seconds East 563.96 feet to the Southerly prolongation of the West line of a non-exclusive roadway easement described in a grant recorded as Instrument #75-4800 in the Office of the Recorder of Marion County, Indiana; thence North 00 degrees 07 minutes 10 seconds East on said Southerly prolongation and West line 227.79 feet to the Southerly right-of-way line of East 82nd Street on a curve having a radius length of 54,517.41 feet which bears South 00 degrees 07 minutes 00.7 seconds East; thence Easterly on said right-of-way line and curve to the right 54.00 feet to the West line of real estate leased to Goodyear Tire and Rubber Company as described in a lease recorded as Instrument #74-71954 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 7 minutes 10 seconds West on said West line 299.74 feet to the Southwest corner thereof; thence South 89 degrees 52 minutes 50 seconds East on the South line of said leased real estate 100.11 feet to a point that is 753.71 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence South 00 degrees 07 minutes 10 seconds West parallel with said West line 5.13 feet to a point that is
338.29 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southeast Quarter; thence South 90 degrees 00 minutes 00 seconds East parallel with said North line 426.69 feet to a point that is 1180.40 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 seconds East parallel with said West line 53.25 feet; thence North 90 degrees 00 minutes 00 seconds East parallel with the North line of said Southeast Quarter 152.82 feet to the West line of the Northeast Quarter of said Southeast Quarter; thence North 00 degrees 07 minutes 26 seconds East on said West line 285.04 feet to the Northwest corner of the Northeast Quarter of said Southeast Quarter; thence North 90 degrees 00 minutes 00 seconds East on the North line thereof 350.00 feet; thence South 00 degrees 07 minutes 26 seconds West parallel with the West line of said Quarter Quarter 386.30 feet; thence South 90 degrees 00 minutes 00 seconds East parallel with the North line of said Quarter Quarter 226.04 feet to the West line of Herrin's Addition to Castleton, as per plat thereof, recorded in Plat Book 11, page 15 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 21 minutes 21 seconds West on said West line 232.00 feet to a point that is 618.30 feet South 00 degrees 21 minutes 21 seconds West of the North line of said Southeast Quarter; thence South 89 degrees 38 minutes 39 seconds East 229.50 feet to the Northwesterly right-of-way line of the Norfolk & Western (formerly Lake Erie & Western) Railroad; thence South 27 degrees 36 minutes 55 seconds West on said right-of-way line 800.50 feet; thence South 27 degrees 35 minutes 05 seconds West on said right-of-way line 1342.34 feet to the Northerly right-of-way line of Interstate Highway I-465 as conveyed by a deed recorded as Instrument #68-24425, in the Office of the Recorder of Marion County, Indiana; thence North 81 degrees 02 minutes 41 seconds West on said Northerly right-of-way
  (Continued)



                                  Page 1 of 4


                                  EXHIBIT "2"
                            TO ASSIGNMENT OF LEASES
line 813.26 feet; thence North 58 degrees 47 minutes 04 seconds West on said right-of-way line 314.80 feet; thence North 54 degrees 40 minutes 01 seconds West on said right-of-way line 92.92 feet to the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 second East on said West line
840.98 feet to the Southwest corner of the Northwest Quarter of said Southeast Quarter; thence North 89 degrees 49 minutes 43 seconds East on the South line of said Quarter Quarter 493.49 feet; thence North 00 degrees 07 minutes 10 seconds East parallel with the West line of said Southeast Quarter 382.61 feet to the South line of real estate described in a Quitclaim Deed recorded as Instrument #76-51152 in the Office of the Recorder of Marion County, Indiana; thence North 89 degrees 51 minutes 35 seconds West on said South line 458.48 feet to an East line of the real estate conveyed to the City of Indianapolis per Instrument #75-13337; thence North 00 degrees 07 minutes 10 seconds East on said East line 670.44 feet; thence North 53 degrees 59 minutes 08 seconds East on an East line of said real estate 1.17 feet; thence North 00 degrees 48 minutes 32 seconds West on an East line of said real estate 18.60 feet (18.09 feet measured to the True Beginning Point.)

Except therefrom that part conveyed to McCready and Keene, Inc. by deed recorded December 24, 1991 as Instrument #91-132112, to-wit:

Part of the South Half of the Southeast Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana, more particularly described as follows:

Commencing at the Northwest corner of the South Half of the Southeast Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana; thence North 89 degrees 49 minutes 43 seconds East (assumed bearing) 1200.35 feet to the North line thereof to the centerline of Castleway Drive; thence South 00 degrees 07 minutes 10 seconds West 397.13 feet on said centerline to the point of curvature of a tangent curve concave Westerly, having a radius of 200.00 feet which bears North 89 degrees 52 minutes 50 seconds West from said point of curvature; thence Southwesterly along the arc of said curve to the right a distance of 92.20 feet; thence North 89 degrees 49 minutes 43 seconds East 16.90 feet parallel with the North Line of said South Half to the Point of Beginning; thence continuing North 89 degrees 49 minutes 43 seconds East 283.53 feet parallel with the North line of said South half to a PK Nail set at a point located 31 feet Northwesterly, as measured at right angles to the Northwesterly right-of-way line of the former Norfolk and Western Railroad; thence South 27 degrees 35 minutes 05 seconds West 468.05 feet parallel with the right-of-way for said Railroad to a PK Nail set; thence North 62 degrees 24 minutes 55 seconds West 279.65 feet to the point of intersection of a non-tangent curve, concave Northwesterly, having a radius of 214.00 feet which bears North 32 degrees 25 minutes 06 seconds West from said point of intersection; thence Northeasterly along the arc of said curve an arc distance of 112.04 feet to the point

  (Continued)



                                  Page 2 of 4


                                  EXHIBIT "2"
                            TO ASSIGNMENT OF LEASES
of tangency thereof; thence North 27 degrees 35 minutes 05 seconds East 217.48 feet to the point of curvature of a tangent curve, concave Westerly having a radius of 214.00 feet which bears North 62 degrees 24 minutes 55 seconds West from said point of curvature; thence Northeasterly along the arc of said curve to the left an arc distance of 10.91 feet to the Point of Beginning.

Parcel II (West Part of Castleton Commercial Park):

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning on the East line of the Southwest Quarter of Section 22, Township 17 North, Range 4 East 262.59 feet South 00 degrees 07 minutes 10 seconds West (assumed bearing) from the Northeast corner thereof; continuing thence South 00 degrees 07 minutes 10 seconds West on said East line 1447.01 feet; thence North 89 degrees 52 minutes 50 seconds West 155.00 feet; thence North 00 degrees 07 minutes 10 seconds East parallel with the East line of said Southwest Quarter
205.00 feet; thence North 89 degrees 52 minutes 50 seconds West 30.00 feet; thence North 00 degrees 07 minutes 10 seconds East 10.00 feet; thence North 36 degrees 47 minutes 35 seconds West 743.63 feet; thence South 18 degrees 07 minutes 27 seconds East 739.31 feet to a point that is 195.00 feet North 39 degrees 49 minutes 31 seconds East of the Northeasterly right-of-way line of I-465; thence South 50 degrees 10 minutes 29 seconds East parallel with said right-of-way line 70.00 feet; thence South 39 degrees 49 minutes 31 seconds West 195.00 feet to said right-of-way line; thence North 50 degrees 10 minutes 29 seconds West on said right-of-way line 2569.98 feet to the South line of the right-of-way widening for East 82nd Street bridge over I-465; thence North 74 degrees 03 minutes 11 seconds East on said right-of-way line 129.13 feet; thence North 81 degrees 01 minutes 35 seconds East on said line 353.28 feet to the East line of said right-of-way widening; thence North 00 degrees 37 minutes 57 seconds West on said East line 37.59 feet to the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East on said North line 45.63 feet to a point that is 600.00 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West parallel with the East line of the Northwest Quarter of said Southwest Quarter
227.80 feet; thence North 85 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter 600.00 feet to the East line of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West on said East line 207.80 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter
300.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter 205.60 feet to a point that is 230.00 feet South 00 degrees 06 minutes 25 seconds West of the North line of said Quarter Quarter; thence North 89 degrees 22 minutes 03 seconds East parallel with the

  (Continued)



                                  Page 3 of 4


                                  EXHIBIT "2"
                            TO ASSIGNMENT OF LEASES
said North line 220.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter
230.00 feet to a point on the North line of said Southwest Quarter which is
810.16 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner thereof; thence North 89 degrees 22 minutes 03 seconds East on said North line
320.39 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Southwest Quarter 257.60 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 180.00 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Quarter 4.99 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 263.45 feet to the Westerly line of real estate conveyed to the City of Indianapolis Department of Transportation by a Warranty Deed recorded as Instrument #73-57723 in the Office of the Recorder of Marion County, Indiana; thence South 11 degrees 11 minutes 03 seconds East on said Westerly line 27.16 feet; thence South 35 degrees 07 minutes 45 second East 42.43 feet to the Easterly line of said real estate; thence North 00 degrees 07 minutes 10 seconds East on said Easterly line 61.67 feet to a point that is 262.59 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East parallel with said North line 14.50 feet to the Beginning Point.

Except therefrom that part conveyed to The Wesleyan Church Corporation by deed recorded December 24, 1991 as Instrument #91-132118, to-wit:

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana, more particularly described as follows: Commencing at the Northeast corner of the Southeast Quarter of Section 22, Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on and along the East line thereof 2175.30 feet to the Northerly right-of-way line of Interstate Highway 465; thence North 54 degrees 37 minutes 11 seconds West on and along said right-of-way line 125.36 feet; thence North 50 degrees 10 minutes 29 seconds West on and along said right-of-way line 479.00 feet to the Southeasterly corner of the real estate described in a Corporate Warranty Deed recorded as Instrument #85-19064 in the Office of the Recorder of Marion County, Indiana; thence North 39 degrees 49 minutes 31 seconds East 40.00 feet on the Easterly line of said Instrument #85-19064 to a 5/8 inch rebar w/cap at the Point of Beginning of this description; thence North 50 degrees 10 minutes 29 seconds West 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a 5/8 inch rebar w/cap; thence North 39 degrees 49 minutes 31 second East 155.00 feet; thence South 50 degrees 10 minutes 29 seconds East 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a point which bears North 39 degrees 49 minutes 31 seconds East
153.00 feet from the point of beginning; thence South 39 degrees 49 minutes 31 seconds West 155.00 feet to the Point of Beginning.



                                  Page 4 of 4


                                  EXHIBIT "2"
                            TO ASSIGNMENT OF LEASES

                                  BILL OF SALE


         This Bill of Sale ("Bill of Sale") is made on ________, 1995 by EQK REALTY INVESTORS I, a Massachusetts business trust, ("Transferor") in favor of ______________, a ________________________, its successors and assigns
("Transferee"). This transfer is made pursuant to that certain Purchase Agreement for Real Property and Escrow Instructions dated ______, 1995 between Transferor and K/B Realty Advisors, Inc., a Delaware corporation (predecessor to Transferee) (the "Purchase Agreement").

         For value received, receipt and sufficiency of which are acknowledged, Transferor sells assigns, transfers, conveys and delivers to Transferee, absolutely and not as security, all of its present and future right, title and interest in and to furniture, fixtures, equipment, appliances, and personal property owned by Seller and now located in or on the Real Property (as defined in the Purchase Agreement) and used in connection with the management and operation of the Real Property, including, without limitation, those items listed on the attached Exhibit "1" (collectively, the "Personal Property").

         Transferor warrants that Transferor has good and marketable title to the Personal Property free and clear of all mortgages, security interests, pledges, conditions, liens and encumbrances of any nature. Except as set forth in the immediately preceding sentence and the Purchase Agreement, Transferor disclaims all warranties, express or implied, the parties agreeing that the Personal Property is being sold, assigned, transferred, conveyed and delivered "as is", "with all faults".

         Transferor will, upon request from Transferee, without further consideration, execute, acknowledge and deliver or cause to be executed acknowledged and delivered all such further documents necessary or proper to effect the sale, assignment, transfer, conveyance and delivery of the Personal Property to Transferee.

         In any action between the parties to enforce any of the terms or provisions of this Bill of Sale, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys' fees.

         This Bill of Sale shall inure to the benefit of the parties and their respective successors and assigns.

         If any provision of this Bill of Sale shall be held invalid or unenforceable for any reason and to any extent, the remainder of this Bill of Sale shall not be affected, but shall be enforced to the greatest extent permitted by law.

                                  EXHIBIT "H"
                             TO PURCHASE AGREEMENT

         This Bill of Sale contains the entire understanding between the parties relating to its subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Bill of Sale.


"TRANSFEROR"

EQK REALTY INVESTORS I, a
Massachusetts business trust


By:
   -----------------------

   -----------------------
  (Print Name)     (Title)

                                  EXHIBIT "H"
                             TO PURCHASE AGREEMENT

                          LIST OF PERSONAL PROPERTY


                             CASTLETON OFFICE PARK
                         PERSONAL PROPERTY IN BUILDINGS

12       Wooden Trash Receptacles
10       Exterior Cigarette/Trash Receptacle
16       Wooden Bench
13       Wooden Planter
9        Wooden End Table
3        Wooden Planter (Large)
45       Artwork (Framed Prints)
8        Cork Board - Mounted
50       Wood Picnic Tables
25       Wood/Metal Picnic Tables

1        Compaq Computer (Ms. Kathy Woodard)
          -No Printer-


MAINTENANCE SHOP
----------------

-    Numerous 2x4 and 2x2 Fluorescent Fixtures                                 -    1 - colorant carrousel
-    Portion of Basketball Floor from Training Facility                        -    1 - DeVilbiss spray gun
-    Misc. Maintenance Supplies                                                -    1 - Red Devil paint mixer
-    Large Supply of Rock Salt, Ice Melt and Road Salt                         -    1 - gallon paint shaker
-    Misc. Plumbing Supplies                                                   -    1 - 1.5 hp craftsman air compressor
-    1 - Badger air brush                                                      -    1 - Craftsman belt sander
-    1 - 1/4 sheet palm sander                                                 -    1 - 1/2" drill
-    1 - Milwaukee screw gun                                                   -    1 - Spartan drain auger
-    1 - Milwaukee electric hand auger                                         -    1 - Cole Key duplicating machine
-    1 - Zipco lock combinating pin set                                        -    1 Best core combinating pin set
-    1 - Scott router-edger                                                    -    1 - Scott pantograph sm-300
-    2 - golf carts                                                            -    7 - Honda snowblowers
-    1 - push sweeper                                                          -    1 - billygoat vacuum
-    1 - Mclane edger                                                          -    1 - John Deere edger
-    2 - hose reels with hose                                                  -    2 - Honda generators
-    1 - pole pruner                                                           -    1 - Echo chain saw
-    3 - electric hedge trimmers                                               -    2 - Earthway broadcast spreaders
-    1 - 12-volt battery charger                                               -    1 - 3-ton floor jack
-    1 - forklift with carpet pole                                             -    1 - combustible liquids cabinet
-    2 - rrti refrigerant recovery units                                       -    1 - Fluke multi-meter
-    2 - 50# recovery tanks                                                    -    1 - Total Clean refrigerant recovery
-    2 - Tif 9000 electronic charging meter                                    -    7 - 30# recovery tanks
                                                                               -    2 - vacuum pumps





                                 EXHIBIT "1"
                               TO BILL OF SALE

CASTLETON OFFICE PARK
PERSONAL PROPERTY
PAGE 2


-    1 - Milwaukee Metal cutting shear                                         -    1 - Dayton hand vac
-    1 - pressure regulator for nitrogen                                       -    1 - Oxy-acetylene torch set
-    3 - acetylene tanks                                                       -    3 - oxygen tanks
-    1 - Ridgid tristand chain vise                                            -    1 - Ridgid pipe cutter
-    1 - Ridgid pipe reamer                                                    -    1 - Ridgid power drive unit
-    1 - pressure sprayer                                                      -    1 - Milwaukee battery drill
-    1 - Makita battery drill                                                  -    2 - Milwaukee ac drills
-    1 - 4' step ladder                                                        -    1 - 5' step ladder
-    8 - 6' step ladder                                                        -    2 - 8' step ladder
-    1 - 10' step ladder                                                       -    3 - 24' extension ladder
-    1 - rolling scaffold                                                      -    1 - folding ladder
-    1 - electric floor scraper                                                -    3 - wet/dry vacuum
-    Best Lock Key Machine





                                 EXHIBIT "1"
                               TO BILL OF SALE

                               GENERAL ASSIGNMENT


         This General Assignment is executed as of             , 1995
("Effective Date") between EQK REALTY INVESTORS I, a Massachusetts business
trust ("Assignor"), and              , a                  ("Assignee"), with
reference to the following facts:

         A. Concurrently with this General Assignment, Assignor is conveying to Assignee certain interests in land, together with Assignor's interest in all improvements on the land as described on the attached Exhibit "1" incorporated into this General Assignment by reference (the land and improvements are collectively referred to as the "Real Property").

         B. Assignor desires to assign, transfer and convey to Assignee all of Assignee's beneficial rights, title and interest and all licenses, permits, approvals, blueprints, plans, specifications, maps, drawings and guarantees and all warranties made by any contractors, subcontractors, vendors and suppliers, regarding their performance and the quality of materials supplied in connection with the construction or operation of all or any of the Real Property or pertaining to the Real Property or the Personal Property, including, without limitation, those described on Exhibit "2" and all intangible rights and property, including, without limitation, all rights of ownership and use of the name "Castleton Park" and rights to use of any phone numbers of Seller at the Property (collectively "Permits, Warranties and Intangibles"). This Assignment is being made pursuant to that certain Purchase Agreement for Real Property and Escrow Instructions dated November 16, 1995 between Assignor and K/B Realty Advisors, Inc., a Delaware corporation (predecessor to Assignee) (the "Purchase Agreement").

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

                 1. Assignment. Assignor hereby sells, assigns, transfers and sets over to Assignee, all of Assignor's beneficial rights, title and interests (but not obligations) in and to the Permits, Warranties and Intangibles.

                 2. Assignor's Indemnification. Assignor shall indemnify, defend and hold harmless Assignee and Assignee's employees, partners, subsidiaries, parents, affiliates, shareholders, officers, directors, attorneys, agents, and affiliates and their predecessors, successors and assigns, from and against all liabilities, claims, losses, actions, damages, fines, costs, expenses, causes of actions and demands arising out of or in any way connected with the Assignor's obligations under the Permits, Warranties and Intangibles.

                 3. Effective Date. This Assignment shall be deemed effective on the date ("Effective Date") the Grant Deed (as defined in the Purchase Agreement) is filed for record with the Marion County Recorder's Office.

                                  EXHIBIT "I"
                             TO PURCHASE AGREEMENT

                 4. Attorneys' Fees. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys' fees.

                 5. Successors and Assigns. This Assignment shall inure to the benefit of the parties and their respective successors and assigns.

                 6. Severability. If any provision of this Assignment shall be held invalid or unenforceable for any reason and to any extent, the remainder of this Assignment shall not be affected, but shall be enforced to the greatest extent permitted by law.

                 7. Merger. This Assignment contains the entire understanding between the parties relating to its subject matter.

All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment.

"ASSIGNOR"

EQK REALTY INVESTORS I, a
Massachusetts business trust

By:
   -----------------------

   -----------------------
   (Print Name)     (Title)

                                  EXHIBIT "I"
                             TO PURCHASE AGREEMENT

                      LEGAL DESCRIPTION OF REAL PROPERTY

LEGAL DESCRIPTION:

Parcel I (East Part of Castleton Commercial Park):

Part of the Southeast Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning at the Northwest corner of the Southeast Quarter of Section 22, Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on the West line thereof 259.83 feet; thence South 89 degrees 52 minutes 50 seconds East 35.64 feet to the True Beginning Point of the real estate herein described on an East line of real estate conveyed to the City of Indianapolis D.O.T. by a Warranty Deed recorded as Instrument #75-13337 in the Office of the Recorder of Marion County, Indiana; continuing thence South 89 degrees 52 minutes 50 seconds East 563.96 feet to the Southerly prolongation of the West line of a non-exclusive roadway easement described in a grant recorded as Instrument #75-4800 in the Office of the Recorder of Marion County, Indiana; thence North 00 degrees 07 minutes 10 seconds East on said Southerly prolongation and West line 227.79 feet to the Southerly right-of-way line of East 82nd Street on a curve having a radius length of 54,517.41 feet which bears South 00 degrees 07 minutes 00.7 seconds East; thence Easterly on said right-of-way line and curve to the right 54.00 feet to the West line of real estate leased to Goodyear Tire and Rubber Company as described in a lease recorded as Instrument #74-71954 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 7 minutes 10 seconds West on said West line 299.74 feet to the Southwest corner thereof; thence South 89 degrees 52 minutes 50 seconds East on the South line of said leased real estate 100.11 feet to a point that is 753.71 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence South 00 degrees 07 minutes 10 seconds West parallel with said West line 5.13 feet to a point that is
338.29 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southeast Quarter; thence South 90 degrees 00 minutes 00 seconds East parallel with said North line 426.69 feet to a point that is 1180.40 feet North 90 degrees 00 minutes 00 seconds East of the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 seconds East parallel with said West line 53.25 feet; thence North 90 degrees 00 minutes 00 seconds East parallel with the North line of said Southeast Quarter 152.82 feet to the West line of the Northeast Quarter of said Southeast Quarter; thence North 00 degrees 07 minutes 26 seconds East on said West line 285.04 feet to the Northwest corner of the Northeast Quarter of said Southeast Quarter; thence North 90 degrees 00 minutes 00 seconds East on the North line thereof 350.00 feet; thence South 00 degrees 07 minutes 26 seconds West parallel with the West line of said Quarter Quarter 386.30 feet; thence South 90 degrees 00 minutes 00 seconds East parallel with the North line of said Quarter Quarter 226.04 feet to the West line of Herrin's Addition to Castleton, as per plat thereof, recorded in Plat Book 11, page 15 in the Office of the Recorder of Marion County, Indiana; thence South 00 degrees 21 minutes 21 seconds West on said West line 232.00 feet to a point that is 618.30 feet South 00 degrees 21 minutes 21 seconds West of the North line of said Southeast Quarter; thence South 89 degrees 38 minutes 39 seconds East 229.50 feet to the Northwesterly right-of-way line of the Norfolk & Western (formerly Lake Erie & Western) Railroad; thence South 27 degrees 36 minutes 55 seconds West on said right-of-way line 800.50 feet; thence South 27 degrees 35 minutes 05 seconds West on said right-of-way line 1342.34 feet to the Northerly right-of-way line of Interstate Highway I-465 as conveyed by a deed recorded as Instrument #68-24425, in the Office of the Recorder of Marion County, Indiana; thence North 81 degrees 02 minutes 41 seconds West on said Northerly right-of-way
  (Continued)



                                 Page 1 of 4


                                 EXHIBIT "1"
                            TO GENERAL ASSIGNMENT
line 813.26 feet; thence North 58 degrees 47 minutes 04 seconds West on said right-of-way line 314.80 feet; thence North 54 degrees 40 minutes 01 seconds West on said right-of-way line 92.92 feet to the West line of said Southeast Quarter; thence North 00 degrees 07 minutes 10 second East on said West line
840.98 feet to the Southwest corner of the Northwest Quarter of said Southeast Quarter; thence North 89 degrees 49 minutes 43 seconds East on the South line of said Quarter Quarter 493.49 feet; thence North 00 degrees 07 minutes 10 seconds East parallel with the West line of said Southeast Quarter 382.61 feet to the South line of real estate described in a Quitclaim Deed recorded as Instrument #76-51152 in the Office of the Recorder of Marion County, Indiana; thence North 89 degrees 51 minutes 35 seconds West on said South line 458.48 feet to an East line of the real estate conveyed to the City of Indianapolis per Instrument #75-13337; thence North 00 degrees 07 minutes 10 seconds East on said East line 670.44 feet; thence North 53 degrees 59 minutes 08 seconds East on an East line of said real estate 1.17 feet; thence North 00 degrees 48 minutes 32 seconds West on an East line of said real estate 18.60 feet (18.09 feet measured to the True Beginning Point.)

Except therefrom that part conveyed to McCready and Keene, Inc. by deed recorded December 24, 1991 as Instrument #91-132112, to-wit:

Part of the South Half of the Southeast Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana, more particularly described as follows:

Commencing at the Northwest corner of the South Half of the Southeast Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana; thence North 89 degrees 49 minutes 43 seconds East (assumed bearing) 1200.35 feet to the North line thereof to the centerline of Castleway Drive; thence South 00 degrees 07 minutes 10 seconds West 397.13 feet on said centerline to the point of curvature of a tangent curve concave Westerly, having a radius of 200.00 feet which bears North 89 degrees 52 minutes 50 seconds West from said point of curvature; thence Southwesterly along the arc of said curve to the right a distance of 92.20 feet; thence North 89 degrees 49 minutes 43 seconds East 16.90 feet parallel with the North Line of said South Half to the Point of Beginning; thence continuing North 89 degrees 49 minutes 43 seconds East 283.53 feet parallel with the North line of said South half to a PK Nail set at a point located 31 feet Northwesterly, as measured at right angles to the Northwesterly right-of-way line of the former Norfolk and Western Railroad; thence South 27 degrees 35 minutes 05 seconds West 468.05 feet parallel with the right-of-way for said Railroad to a PK Nail set; thence North 62 degrees 24 minutes 55 seconds West 279.65 feet to the point of intersection of a non-tangent curve, concave Northwesterly, having a radius of 214.00 feet which bears North 32 degrees 25 minutes 06 seconds West from said point of intersection; thence Northeasterly along the arc of said curve an arc distance of 112.04 feet to the point

  (Continued)



                                 Page 2 of 4


                                 EXHIBIT "1"
                            TO GENERAL ASSIGNMENT
of tangency thereof; thence North 27 degrees 35 minutes 05 seconds East 217.48 feet to the point of curvature of a tangent curve, concave Westerly having a radius of 214.00 feet which bears North 62 degrees 24 minutes 55 seconds West from said point of curvature; thence Northeasterly along the arc of said curve to the left an arc distance of 10.91 feet to the Point of Beginning.

Parcel II (West Part of Castleton Commercial Park):

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, described as follows:

Beginning on the East line of the Southwest Quarter of Section 22, Township 17 North, Range 4 East 262.59 feet South 00 degrees 07 minutes 10 seconds West (assumed bearing) from the Northeast corner thereof; continuing thence South 00 degrees 07 minutes 10 seconds West on said East line 1447.01 feet; thence North 89 degrees 52 minutes 50 seconds West 155.00 feet; thence North 00 degrees 07 minutes 10 seconds East parallel with the East line of said Southwest Quarter
205.00 feet; thence North 89 degrees 52 minutes 50 seconds West 30.00 feet; thence North 00 degrees 07 minutes 10 seconds East 10.00 feet; thence North 36 degrees 47 minutes 35 seconds West 743.63 feet; thence South 18 degrees 07 minutes 27 seconds East 739.31 feet to a point that is 195.00 feet North 39 degrees 49 minutes 31 seconds East of the Northeasterly right-of-way line of I-465; thence South 50 degrees 10 minutes 29 seconds East parallel with said right-of-way line 70.00 feet; thence South 39 degrees 49 minutes 31 seconds West 195.00 feet to said right-of-way line; thence North 50 degrees 10 minutes 29 seconds West on said right-of-way line 2569.98 feet to the South line of the right-of-way widening for East 82nd Street bridge over I-465; thence North 74 degrees 03 minutes 11 seconds East on said right-of-way line 129.13 feet; thence North 81 degrees 01 minutes 35 seconds East on said line 353.28 feet to the East line of said right-of-way widening; thence North 00 degrees 37 minutes 57 seconds West on said East line 37.59 feet to the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East on said North line 45.63 feet to a point that is 600.00 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West parallel with the East line of the Northwest Quarter of said Southwest Quarter
227.80 feet; thence North 85 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter 600.00 feet to the East line of the Northwest Quarter of said Southwest Quarter; thence South 00 degrees 06 minutes 25 seconds West on said East line 207.80 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Southwest Quarter
300.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter 205.60 feet to a point that is 230.00 feet South 00 degrees 06 minutes 25 seconds West of the North line of said Quarter Quarter; thence North 89 degrees 22 minutes 03 seconds East parallel with the

  (Continued)



                                 Page 3 of 4


                                 EXHIBIT "1"
                            TO GENERAL ASSIGNMENT
said North line 220.00 feet; thence North 00 degrees 06 minutes 25 seconds East parallel with the West line of the Northeast Quarter of said Southwest Quarter
230.00 feet to a point on the North line of said Southwest Quarter which is
810.16 feet South 89 degrees 22 minutes 03 seconds West of the Northeast corner thereof; thence North 89 degrees 22 minutes 03 seconds East on said North line
320.39 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Southwest Quarter 257.60 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 180.00 feet; thence South 00 degrees 07 minutes 10 seconds West parallel with the East line of said Quarter 4.99 feet; thence North 89 degrees 22 minutes 03 seconds East parallel with the North line of said Quarter 263.45 feet to the Westerly line of real estate conveyed to the City of Indianapolis Department of Transportation by a Warranty Deed recorded as Instrument #73-57723 in the Office of the Recorder of Marion County, Indiana; thence South 11 degrees 11 minutes 03 seconds East on said Westerly line 27.16 feet; thence South 35 degrees 07 minutes 45 second East 42.43 feet to the Easterly line of said real estate; thence North 00 degrees 07 minutes 10 seconds East on said Easterly line 61.67 feet to a point that is 262.59 feet South 00 degrees 07 minutes 10 seconds West of the North line of said Southwest Quarter; thence North 89 degrees 22 minutes 03 seconds East parallel with said North line 14.50 feet to the Beginning Point.

Except therefrom that part conveyed to The Wesleyan Church Corporation by deed recorded December 24, 1991 as Instrument #91-132118, to-wit:

Part of the Southwest Quarter of Section 22, Township 17 North, Range 4 East, Lawrence Township, Marion County, Indiana, more particularly described as follows: Commencing at the Northeast corner of the Southeast Quarter of Section 22, Township 17 North, Range 4 East; thence South 00 degrees 07 minutes 10 seconds West (assumed bearing) on and along the East line thereof 2175.30 feet to the Northerly right-of-way line of Interstate Highway 465; thence North 54 degrees 37 minutes 11 seconds West on and along said right-of-way line 125.36 feet; thence North 50 degrees 10 minutes 29 seconds West on and along said right-of-way line 479.00 feet to the Southeasterly corner of the real estate described in a Corporate Warranty Deed recorded as Instrument #85-19064 in the Office of the Recorder of Marion County, Indiana; thence North 39 degrees 49 minutes 31 seconds East 40.00 feet on the Easterly line of said Instrument #85-19064 to a 5/8 inch rebar w/cap at the Point of Beginning of this description; thence North 50 degrees 10 minutes 29 seconds West 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a 5/8 inch rebar w/cap; thence North 39 degrees 49 minutes 31 second East 155.00 feet; thence South 50 degrees 10 minutes 29 seconds East 1070.50 feet parallel with the aforesaid Northerly right-of-way line for Interstate Highway 465 to a point which bears North 39 degrees 49 minutes 31 seconds East
153.00 feet from the point of beginning; thence South 39 degrees 49 minutes 31 seconds West 155.00 feet to the Point of Beginning.



                                 Page 4 of 4


                                 EXHIBIT "1"
                            TO GENERAL ASSIGNMENT

                  PRE-APPROVED POST-SEPTEMBER 11, 1995 LEASES





                        EXHIBIT J TO PURCHASE AGREEMENT
                              PRE-APPROVED LEASES





TENANT NAME                                    BUILDING/SPACE #
-----------                                    ----------------
Walker Resources                                   03-104
Biosound                                           04-100
H.S. Basketball Cards                              07-204
Shein Williams                                     07-206
Jerome Modlik                                      07-210
Leg Spider                                         07-213
Information Management Group                       08-101
Esty Limited                                       08-107
Hen P. Thompson                                    10-208
The Controllership Co.                             18-107
Primepay, Inc.                                     18-114
Patricia Boer                                      26-115
Perry Meek                                         26-150
Whitehall Funding, Inc.                            29-120
Sellick & Dotts                                    30-115
USA Group                                          32-145
Wesley Church                                      35-100
Earth Tech                                         36-105
Allison Secretarial                                42-120



                                  EXHIBIT "J"
                            TO PURCHASE AGREEMENT

              PRE-APPROVED POST SEPTEMBER 11, 1995 LEASING COSTS


              PRE-APPROVED POST SEPTEMBER 11, 1995 LEASING COSTS

                                   BUILDING/       TENANT      LEASING           TOTAL             TOTAL       LEASING COST
       TENANT NAME                  SPACE #      ALLOWANCE    COMMISSION      LEASING COST      PAID TO DATE    OUTSTANDING
       -----------                 ---------     ---------    ----------      ------------      ------------    -----------
     PRE-APPROVED LEASES
     -------------------
Walker Research                       03-104            $0      $0.00                $0               $0              $0
Blosound                              04-100       341,112          0           341,112            5,282         335,830
H.S. Basketball Cards                 07-204             0          0                 0                0               0
Sherwin Williams                      07-206           500          0               500               19             481
Jerome Modlik                         07-210             0          0                 0                0               0
Leg Spider                            07-213             0          0                 0                0               0
Information Management Group          08-101         4,955          0             4,955            2,923           2,032
Esty Limited                          08-107             0          0                 0                0               0
Henry P. Thompson Co.                 10-208         1,250          0             1,250              232           1,018
The Controllership Co.                18-107             0          0                 0                0               0
Prime Pay, Inc.                       18-114        25,000          0            25,000           25,103            (103)
Patricia Boer                         26-115         2,530          0             2,530              105           2,425
Perry Meek                            26-150           500          0               500              205             295
Whitehall Funding, Inc.               29-120         4,200          0             4,200            4,408            (208)
Sellick & Dotts                       30-115             0          0                 0                0               0
USA Group                             32-145             0          0                 0                0               0
Wesley Church                         35-100             0          0                 0                0               0
Earth Tech                            36-105           500          0               500              320             180
Allision Secretarial                  42-120             0          0                 0                0               0
------------------------------                    --------    -------          --------          -------        --------
       TOTAL LEASES                               $380,547         $0          $380,547          $38,596        $341,951
------------------------------                    --------    -------          --------          -------        --------


PRE-APPROVED LEASE PROPOSALS
----------------------------
Tronitech, Inc.                       06-102        11,475          0            11,475                0          11,475
Mold Engineering                      07-104         7,452          0             7,452                0           7,452
Information Management Group          08-104         1,700          0             1,700                0           1,700
Donald Brown, CPA                     08-109           900          0               900                0             900
American Family Insurance             09-105         1,316          0             1,316                0           1,316
Omron                                 09-109         1,000          0             1,000                0           1,000
Metropolitan Insurance                11-120             0          0                 0                0               0
Trident Foods                         18-104         4,154          0             4,154               31           4,123
Groundwater Technology*               19-160             0      1,706             1,706                0           1,706
Charles E. Hill & Assoc.              21-141             0          0                 0                0               0
U.S. Sprint*                          23-130       214,500     34,198           248,698              118         248,580
Trustmark, Ins.                       26-130         2,026          0             2,026               96           1,930
IRC Audio                             33-112             0          0                 0                0               0
------------------------------        ------      --------    -------          --------          -------        --------
         TOTAL PROPOSALS                          $244,523    $35,904          $280,427             $245        $280,182
==============================                    ========    =======          ========          =======        ========

                                                  --------    -------          --------          -------        --------
         GRAND TOTAL                              $625,070    $35,904          $660,974          $38,841        $622,133
==============================                    ========    =======          ========          =======        ========

Includes 4% Leasing Commission






                                 EXHIBIT "J-1"
                             TO PURCHASE AGREEMENT

                                                           LEASE SUMMARY


                                 CASTLETON PARK                  *In the Notes column, please input all of the letters that apply.
                                    EXHIBIT K                    (A) If the tenant has vacated or sublet any portion of their space.
                               LEASE SUMMARY REPORT              (B) If the tenant has any unearned free rent or unpaid allowances.
REVISED 11/13/95                                                 (C) If the tenant has any termination options.

                                                                                         CURRENT       CURRENT
                                             SQUARE       LEASE            LEASE         MONTHLY       MONTHLY     TOTAL MONTHLY
        TENANT                   SUITE        FEET      START DATE       EXP. DATE      BASE RENT    ESCL. PYMT.        RENT
-----------------------------------------------------------------------------------     -----------------------------------------
TRONITECH, INC.                   32-142       3,808      3    93         12    97       1,125.00       177.67        1,302.67
-----------------------------------------------------------------------------------     -----------------------------------------
USAF                              32-145      11,752      3    91          4    97       8,804.12         0.00        8,804.12
-----------------------------------------------------------------------------------     -----------------------------------------
IRC-AUDIO                         33-112       7,509      3    91          2    96       3,420.79        84.91        3,507.70
-----------------------------------------------------------------------------------     -----------------------------------------
IRC MUSIC, INC.                   33-117       1,250      3    91          2    96         568.13         0.00          568.13
-----------------------------------------------------------------------------------     -----------------------------------------
BOB BLOCK SPORTS & FITNESS        34-128      10,330     10    93          9    98       5,490.18       169.44        5,659.62
-----------------------------------------------------------------------------------     -----------------------------------------
WESLEYAN CHURCH                   35-100      34,444      8    95          7   100      16,703.50         0.00       16,703.50
-----------------------------------------------------------------------------------     -----------------------------------------
CHARTWELL MIDWEST                 35-118       7,644      8    95          4    98       4,423.56       117.84        4,541.40
-----------------------------------------------------------------------------------     -----------------------------------------
BIOSOUND, INC.                    35-108       2,868      8    90          4    95       1,133.25       110.84        1,244.09
-----------------------------------------------------------------------------------     -----------------------------------------
EARTHTECH                         36-105      14,321      8    93          4   100      12,479.76         0.00       12,479.76
-----------------------------------------------------------------------------------     -----------------------------------------
ASPLUNDH TREE EXPERT              36-109       3,390     10    94          9    97       2,599.32       134.07        2,733.39
-----------------------------------------------------------------------------------     -----------------------------------------
SOCIETY NATIONAL BANK             37-106      16,800      9    89          8    99      12,110.00         0.00       12,110.00
-----------------------------------------------------------------------------------     -----------------------------------------
ASSOCIATED INSURANCE              38-132      10,000      7    93         10    97       6,610.00         0.00        6,910.00
-----------------------------------------------------------------------------------     -----------------------------------------
ICON, INC.                        39-105       2,208      8    92          1    97       1,928.19        43.69        1,971.88
-----------------------------------------------------------------------------------     -----------------------------------------
IND. ASSOC OF SCH PRINCIPALS      39-191       7,603      7    92          6    99       6,730.05         0.00        6,730.00
-----------------------------------------------------------------------------------     -----------------------------------------
CASTLEWAY MGMT                    40-100       3,030      4    92          3    96       8,030.00         0.00        8,030.00
-----------------------------------------------------------------------------------     -----------------------------------------
G S SALES                         40-108         400      8    94          7    97         333.33         0.00          333.33
-----------------------------------------------------------------------------------     -----------------------------------------
HCI                               40-109         900     12    93         11    94       1,087.50        21.11        1,118.61
-----------------------------------------------------------------------------------     -----------------------------------------
CBAI HOLDING COMPANY              40-110       2,139      6    93          3    99       2,114.10         0.00        2,114.10
-----------------------------------------------------------------------------------     -----------------------------------------
CASTLETON REAL ESTATE GROUP       40-120       7,894      7    92          6   102       4,314.68         0.00        4,316.68
-----------------------------------------------------------------------------------     -----------------------------------------
AETNA CASUALTY & SURETY           40-181      52,196     11    92         10    97      12,196.00         0.00       12,196.00
-----------------------------------------------------------------------------------     -----------------------------------------
SOURCE BROKERAGE                  40-403       1,139      5    95          7    97       1,124.41         0.00        1,124.41
-----------------------------------------------------------------------------------     -----------------------------------------
REV 2, INC.                       40-410       2,814      9    95          8   100       3,388.33         0.00        3,388.33
-----------------------------------------------------------------------------------     -----------------------------------------
OHIO CASUALTY INS.                41-165      11,375      6    94          1   101      12,610.52         0.00       12,610.52
-----------------------------------------------------------------------------------     -----------------------------------------
MCCONNELL MONROE, INC.            41-175       1,066     11    94         10    99       1,108.63         4.55        1,113.18
-----------------------------------------------------------------------------------     -----------------------------------------
FLACK DESIGN, INC.                42-102       4,342      3    94          3    99       4,454.84        21.94        4,476.78
-----------------------------------------------------------------------------------     -----------------------------------------
INK, INC.                         42-104         978      6    94          5    97       1,027.11         1.04        1,828.15
-----------------------------------------------------------------------------------     -----------------------------------------
INDEPENDENT APPRAISALS            42-110       2,321      7    92          6    97       2,339.49        61.79        2,409.28
-----------------------------------------------------------------------------------     -----------------------------------------
WILLEY & ASSOCIATES               42-112       1,373      7    94          6    97       1,682.24         7.95        1,690.19
-----------------------------------------------------------------------------------     -----------------------------------------
MILES, INC.                       42-113       1,373      2    91          1    97       2,523.44        39.92        2,563.36
-----------------------------------------------------------------------------------     -----------------------------------------
ALLISON SECRETARIAL               42-120       3,043     10    95          9    96       3,389.63         0.00        3,389.63
-----------------------------------------------------------------------------------     -----------------------------------------
FDIC                              42-121       2,837      4    98          3   110       3,163.67         0.00        3,163.67
-----------------------------------------------------------------------------------     -----------------------------------------
INDIANA ORAL & MAX SURGERY        45-105         647      7    94         10    98         705.03         0.00          705.03
-----------------------------------------------------------------------------------     -----------------------------------------
PHILLIP D. BURROUGHS              45-107         680      1    91         12    94         813.17        26.46          839.63
-----------------------------------------------------------------------------------     -----------------------------------------
ROBERT LICHTENAUER                45-110         621      2    94          1    97         690.10        23.02          713.12
-----------------------------------------------------------------------------------     -----------------------------------------
CASTLETON ORTHODONTICS            45-115       2,562      3    94          2    99       2,802.28        97.63        2,899.31
-----------------------------------------------------------------------------------     -----------------------------------------
CASTLETON ORAL SURGERY            45-200       3,407     11    91         10    98       6,134.00       234.68        6,368.68
-----------------------------------------------------------------------------------     -----------------------------------------
JACK ELLIS SHOWLEY                45-204       1,394     12    91         11    97       1,780.43        39.22        1,818.65
-----------------------------------------------------------------------------------     -----------------------------------------
ASSOCIATED INSURANCE              46-210      47,870      7    91          6   101      39,911.16         0.00       39,911.16
-----------------------------------------------------------------------------------     -----------------------------------------
USAF                              47-185      44,419      8    92          4    97      38,826.68         0.00       38,826.68
-----------------------------------------------------------------------------------     -----------------------------------------
ASSOCIATED INSURANCE              48-115      40,516      7    92          6   101      32,758.64         0.00       32,758.64
-----------------------------------------------------------------------------------     -----------------------------------------
ART SOURCE                        49-111       3,040     10    93         11    97       1,722.23       229.33        1,951.56
-----------------------------------------------------------------------------------     -----------------------------------------
GREAT CLIPS                       49-115       1,884      4    93          3    97       1,249.71        77.31        1,327.02
-----------------------------------------------------------------------------------     -----------------------------------------
WEBSTERS SPORTING GOODS           49-117       3,012     10    91          9    99       1,811.02        27.20        1,838.22
-----------------------------------------------------------------------------------     -----------------------------------------
PLANNED PARENTHOOD                49-121       2,471     11    91         10    94       1,811.00       160.01        1,971.01
-----------------------------------------------------------------------------------     -----------------------------------------


                                                                      9/30/93       # OF     LENGTH
                                  R.E. TAX         OP. EXPENSE        SECURITY     RENEWAL     OF       RENEWAL EXPANSION
        TENANT                  BASE YR/AMT.       BASE YR/AMT.       DEPOSITS     OPTIONS    YEARS       RENT   OPTIONS      NOTES*
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
TRONITECH, INC.               Included in 1.92              1.92         0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
USAF                                N/A          N/A                     0.00                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
IRC-AUDIO                     Included in 1.43              1.43         0.00          1         2        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
IRC MUSIC, INC.               Included in 1.43              1.43         0.00                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
BOB BLOCK SPORTS & FITNESS    Included in 1.07              1.07         0.00          1         2        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
WESLEYAN CHURCH                     1994         1994                    0.00          1         2        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
CHARTWELL MIDWEST             Included in 1.36              1.36         0.00          1         2        NEG    YES            C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
BIOSOUND, INC.                Included in 1.03              1.03         0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
EARTHTECH                           1994         1994                    0.00          1         2        NEG    YES            C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ASPLUNDH TREE EXPERT                1993         1993                2,909.32
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
SOCIETY NATIONAL BANK               1994         1994                    0.00          1         2        NEG                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ASSOCIATED INSURANCE          Included in 3.00              3.00         0.00          2   2(EACH)        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ICON, INC.                    Included in 3.69              3.69     1,847.92
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
IND. ASSOC OF SCH PRINCIPALS  Included in 4.87              4.87         0.00          1         2        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
CASTLEWAY MGMT                      N/A          N/A                     0.00                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
G S SALES                           1993         1993                  333.33
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
HCI                                 1992         1992                    0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
CBAI HOLDING COMPANY                1994         1994                2,114.10                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
CASTLETON REAL ESTATE GROUP         1994         1994                    0.00          1         1        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
AETNA CASUALTY & SURETY       Included in 4.83              4.83         0.00          2   2(EACH)        NEG    YES
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
SOURCE BROKERAGE                    1994         1994                1,124.41
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
REV 2, INC.                         1995         1995                    0.00          1         1        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
OHIO CASUALTY INS.            Included in 3.30              3.30         0.00                                    YES
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
MCCONNELL MONROE, INC.              1993         1993                1,108.63                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
FLACK DESIGN, INC.                  1993         1993                4,454.80          1         1        NEG
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
INK, INC.                           1993         1993                1,081.17
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
INDEPENDENT APPRAISALS        Included in 4.84              4.84     2,601.28
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
WILLEY & ASSOCIATES                 1993         1993                    0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
MILES, INC.                   Included in 4.62              4.62     2,583.36
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ALLISON SECRETARIAL                 1994         1994                    0.00                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
FDIC                                1994         1994                    0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
INDIANA ORAL & MAX SURGERY          1994         1994                    0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
PHILLIP D. BURROUGHS          Included in 8.66              8.66         0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ROBERT LICHTENAUER                  1993         1993                    0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
CASTLETON ORTHODONTICS              1993         1993                   81.28
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
CASTLETON ORAL SURGERY              1992         1992                  246.77
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
JACK ELLIS SHOWLEY                  1993         1993                1,780.63
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ASSOCIATED INSURANCE          Included in 4.78              4.78         0.00                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
USAF                                N/A          N/A                41,470.08
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ASSOCIATED INSURANCE          Included in 4.39              4.39         0.00                                                   C
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
ART SOURCE                    Included in 2.61              2.61         0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
GREAT CLIPS                   Included in 2.70              2.70     1,327.02
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
WEBSTERS SPORTING GOODS       Included in 3.08              3.08     1,914.42
-----------------------------------------------------------------   ------------------------------------------  ---------     ------
PLANNED PARENTHOOD            Included in 2.33              2.33         0.00
-----------------------------------------------------------------   ------------------------------------------  ---------     ------




                                  EXHIBIT "K"
                             TO PURCHASE AGREEMENT

                                                           LEASE SUMMARY


                                 CASTLETON PARK                  *In the Notes column, please input all of the letters that apply.
                                    EXHIBIT K                    (A) If the tenant has vacated or sublet any portion of their space.
                               LEASE SUMMARY REPORT              (B) If the tenant has any unearned free rent or unpaid allowances.
REVISED 11/13/95                                                 (C) If the tenant has any termination options.

                                                                                         CURRENT       CURRENT
                                             SQUARE       LEASE            LEASE         MONTHLY       MONTHLY     TOTAL MONTHLY
        TENANT                   SUITE        FEET      START DATE       EXP. DATE      BASE RENT    ESCL. PYMT.        RENT
-----------------------------------------------------------------------------------     -----------------------------------------
INDPLS. CHURCH OF CHRIST          01-103      13,804     11    92          6    98      $4,875.00      $1,043.32     $7,040.31
-----------------------------------------------------------------------------------     -----------------------------------------
OSCAR, INC.                       02-125      21,804      9    92         12    94       7,004.00         0.00        7,004.84
-----------------------------------------------------------------------------------     -----------------------------------------
WALKER RESEARCH                   03-104       4,937      4    89          1    94       4,003.30       147.82        4,831.41
-----------------------------------------------------------------------------------     -----------------------------------------
FAIRLEY & COMPANY                 03-108       3,674      1    89          1    94       2,249.36       114.60        2,364.11
-----------------------------------------------------------------------------------     -----------------------------------------
MARKS A. LEVY                     03-110         331      3    91          3    94         167.30        14.36          181.84
-----------------------------------------------------------------------------------     -----------------------------------------
BIOSOUND                          04-190      26,341      1    90          4    91      14,003.02     1,463.73       13,466.71
-----------------------------------------------------------------------------------     -----------------------------------------
FRAKES ENGINEERING                05-101      15,804      4    89          1    91       9,667.30     1,121.47        6,784.11
-----------------------------------------------------------------------------------     -----------------------------------------
TRONITECH, INC.                   06-102      11,932      1    91         11    91       5,238.94         0.00        5,238.94
-----------------------------------------------------------------------------------     -----------------------------------------
JAMES MOORE, CPA                  07-102       2,732      1    91          4    94       2,964.51        53.13        3,061.70
-----------------------------------------------------------------------------------     -----------------------------------------
MOLD ENGINEERING                  07-104       2,129     10    90          9    91       1,991.91        77.70        2,072.14
-----------------------------------------------------------------------------------     -----------------------------------------
WIGEST CORPORATION                07-106       2,197      8    82          7    91       2,169.11        43.34        2,217.81
-----------------------------------------------------------------------------------     -----------------------------------------
BROADWAY MARKETING, INC.          07-108       3,321      4    94          3    91       3,371.21        17.91        3,194.14
-----------------------------------------------------------------------------------     -----------------------------------------
HIGH SCHOOL B-BALL CARDS          07-204         923      9    91         10    94       1,056.31        20.32        1,076.83
-----------------------------------------------------------------------------------     -----------------------------------------
ABB POWER T&D                     07-205         819      4    91          3    94         819.04         0.24          819.24
-----------------------------------------------------------------------------------     -----------------------------------------
SHERWIN-WILLIAMS COMPANY          07-206       2,281     11    91         11   104       2,380.21         0.00        2,380.21
-----------------------------------------------------------------------------------     -----------------------------------------
THOMAS HASEWINKEL                 07-209       1,324      8    92          1    91       1,391.94         0.33        1,394.27
-----------------------------------------------------------------------------------     -----------------------------------------
JEROME MODLIK                     07-210         334     10    91         10    94         356.00         2.60          350.34
-----------------------------------------------------------------------------------     -----------------------------------------
L. DAVID VANCIL, D.D.S.           07-211         893      4    91          1    94         900.23         4.11          993.71
-----------------------------------------------------------------------------------     -----------------------------------------
LEG SPIDER VEIN                   07-213       1,394      3    91          1    94       1,691.61         0.46        1,694.09
-----------------------------------------------------------------------------------     -----------------------------------------
TOKOS MEDICAL CORPORATION         07-214       2,857      3    92          1    94       2,976.23         0.62        2,971.01
-----------------------------------------------------------------------------------     ----------------------------------------
JOHN KING PRODUCTIONS             08-100         363      1    91          1    94         311.44         0.40          350.44
-----------------------------------------------------------------------------------     -----------------------------------------
INFORMATION MGMT. GROUP           08-101       1,317     10    91          9    94       1,426.71         0.40        1,426.71
-----------------------------------------------------------------------------------     -----------------------------------------
JAMES A. RUPP                     08-103         403     10    94          1    94         443.87         4.04          447.71
-----------------------------------------------------------------------------------     -----------------------------------------
KRAUSE'S WIDE WORLD SERVICES      08-105         111      1    93         11    93         123.11         4.29          124.32
-----------------------------------------------------------------------------------     -----------------------------------------
ACCURA TAX SERVICE, INC.          08-106         580      2    91          6    94         390.99         0.04          599.99
-----------------------------------------------------------------------------------     -----------------------------------------
ESTY LIMITED LIABILITY CO.        08-107         311     12    91         11    94         600.83         0.04          604.81
-----------------------------------------------------------------------------------     -----------------------------------------
INTERLOGIC SYSTEMS, INC.          08-108         310      3    94          6    94         331.14         3.73          336.87
-----------------------------------------------------------------------------------     -----------------------------------------
DONALD A. BROWN, CPA              08-109         301     11    91         11    94         331.61         0.40          331.61
-----------------------------------------------------------------------------------     -----------------------------------------
ACME HEALTH SERVICES              08-112       1,960      2    91         11    91       2,043.83         0.60        2,043.81
-----------------------------------------------------------------------------------     -----------------------------------------
IDF FORESTERS                     08-120       2,083      1    84         12    91       2,461.91       164.18        2,626.32
-----------------------------------------------------------------------------------     -----------------------------------------
INDIANA EXCHANGE, INC.            08-130       1,234      3    92          1    94       1,211.03        40.05        1,258.03
-----------------------------------------------------------------------------------     -----------------------------------------
HERITAGE IND. MEDICAL             08-200       5,778      1    91          1    91       5,695.94         0.00        5,691.91
-----------------------------------------------------------------------------------     -----------------------------------------
UNITED INSURANCE AGENCIES         08-202       1,208      1    93          1    94       1,228.11        39.72        1,261.83
-----------------------------------------------------------------------------------     -----------------------------------------
R. K. BOWMAN, D.D.S.              08-203       1,537      1    83         12    97       1,604.04        35.82        1,696.86
-----------------------------------------------------------------------------------     -----------------------------------------
ENOCHS MANUFACTURING              08-206       1,311      4    94          1    97       1,393.65        43.24        1,436.89
-----------------------------------------------------------------------------------     -----------------------------------------
PHYSICIANS MUTUAL                 08-215       1,855      4    94          1    94       1,803.09        30.94        1,050.89
-----------------------------------------------------------------------------------     -----------------------------------------
MILLER & ASSOCS.                  09-104       2,512      9    89          6    97       2,591.53       141.45        2,753.08
-----------------------------------------------------------------------------------     -----------------------------------------
AMERICAN FAMILY INSURANCE         09-105         291     12    93         11    94         312.18         4.69          314.87
-----------------------------------------------------------------------------------     -----------------------------------------
PRAXAIR, INC.                     09-106         376      8    91          7    94         419.06         3.98          421.04
-----------------------------------------------------------------------------------     -----------------------------------------
IARCC                             09-107         779     11    90         11    96         655.40        34.39          689.79
-----------------------------------------------------------------------------------     -----------------------------------------
PRO-MARK REALTORS                 09-108         671     10    94          9    97         637.45         9.99          647.44
-----------------------------------------------------------------------------------     -----------------------------------------
NORTON COMPANY                    09-110       1,040      2    91          1    94         949.64        45.91          991.55
-----------------------------------------------------------------------------------     -----------------------------------------
WOODMEN ACCIDENT & LIFE           09-112       1,231      5    91          1    97       1,206.40        10.33        1,304.71
-----------------------------------------------------------------------------------     -----------------------------------------
REYNOLDS & REYNOLDS CO.           09-113       2,541      1    89          2    97       2,793.26       112.17        2,793.26
-----------------------------------------------------------------------------------     -----------------------------------------

                                                                      9/30/93       # OF     LENGTH
                                  R.E. TAX         OP. EXPENSE        SECURITY     RENEWAL     OF       RENEWAL EXPANSION
        TENANT                  BASE YR/AMT.       BASE YR/AMT.       DEPOSIT      OPTIONS    YEARS       RENT   OPTIONS      NOTES*
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
INDPLS. CHURCH OF CHRIST      Included in 1.19              1.19     $3,758.15                                    YES           C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
OSCAR, INC.                         N/A          N/A                      0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
WALKER RESEARCH               Included in 2.73              2.73          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
FAIRLEY & COMPANY             Included in 2.73              2.73      2,284.04
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
MARKS A. LEVY                 Included in 3.92              3.92          0.00                                    YES
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
BIOSOUND                      Included in 8.94              8.94          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
FRAKES ENGINEERING            Included in 1.08              1.08      6,582.40
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TRONITECH, INC.               Included in 1.63              1.63          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
JAMES MOORE, CPA              Included in 4.17              4.17      3,163.89
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
MOLD ENGINEERING              Included in 4.17              4.17      2,219.23                                                (MTM)
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
WIGEST CORPORATION            Included in 5.01              5.01          0.00                                                  C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
BROADWAY MARKETING, INC.            1993         1993                 3,372.25
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
HIGH SCHOOL B-BALL CARDS      Included in 5.01              5.01          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ABB P0WER T&D                 Included in 4.17              4.17        832.76
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
SHERWIN-WILLIAMS, COMPANY           1994         1994                 1,097.28
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
THOMAS HASEWINKEL             Included in 5.01              5.01      1,393.94
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
JEROME MODLIK                       1994         1994                   351.56
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
L. DAVID VANCIL, D.D.S.             1993         1993                   964.23                                                  C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
LEG SPIDER VEIN                     1994         1994                 1,693.43
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TOKOS MEDICAL CORPORATION     Included in 5.01              5.01      2,861.91
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
JOHN KING PRODUCTIONS               1994         1994                   358.46
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
INFORMATION MGMT. GROUP             1994         1994                 1,426.75
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
JAMES A. RUPP                       1993         1993                   442.87
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
KRAUSE'S WIDE WORLD SERVICES  Included in 5.01              5.01        859.67                                                  C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ACCURA TAX SERVICE, INC.            1994         1994                   509.89
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ESTY LIMITED LIABILITY CO.          1994         1994                   553.67
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
INTERLOGIC SYSTEMS, INC.            1993         1993                   333.14
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
DONALD A. BROWN, CPA                1994         1994                     0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ACME HEALTH SERVICES                1994         1994                 2,045.85
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
IDF FORESTERS                 Included in 3.09              3.09          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
INDIANA EXCHANGE, INC.        Included in 3.20              3.20      1,243.38                                                  C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
HERITAGE IND. MEDICAL               1994         1994                 4,536.71
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
UNITED INSURANCE AGENCIES     Included in 5.28              5.28          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
R. K. BOWMAN, D.D.S.                1982         1982                     0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ENOCHS MANUFACTURING          Included in 4.72              4.72      1,428.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
PHYSICIANS MUTUAL             Included in 4.56              4.56          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
MILLER & ASSOCS.              Included in 4.01              4.01      2,713.04
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
AMERICAN FAMILY INSURANCE     Included in 4.64              4.64        317.86
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
PRAXAIR, INC.                 Included in 4.20              4.20          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
IARCC                         Included in 4.20              4.20          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
PRO-MARK REALTORS                   1993         1993                   637.45
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
NORTON COMPANY                Included in 4.00              4.00          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
WOODMEN ACCIDENT & LIFE             1993         1993                 1,206.40
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
REYNOLDS & REYNOLDS CO.       Included in 3.91              3.91          0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------




                                  EXHIBIT "K"
                             TO PURCHASE AGREEMENT

                                                           LEASE SUMMARY


                                 CASTLETON PARK                  *In the Notes column, please input all of the letters that apply.
                                    EXHIBIT K                    (A) If the tenant has vacated or sublet any portion of their space.
                               LEASE SUMMARY REPORT              (B) If the tenant has any unearned free rent or unpaid allowances.
REVISED 11/13/95                                                 (C) If the tenant has any termination options.

                                                                                         CURRENT       CURRENT
                                             SQUARE       LEASE            LEASE         MONTHLY       MONTHLY     TOTAL MONTHLY
        TENANT                   SUITE        FEET      START DATE       EXP. DATE      BASE RENT    ESCL. PYMT.        RENT
-----------------------------------------------------------------------------------     -----------------------------------------
IDF FORESTERS                     09-115         312      5    94          4    97         480.00         7.50          487.50
-----------------------------------------------------------------------------------     -----------------------------------------
FOUNDATION PROPERTY MGMT.         09-202         418     10    94          9    97         497.92         7.12          505.14
-----------------------------------------------------------------------------------     -----------------------------------------
MARKS A. LEVY, INC.               09-206       3,719     10    93          7    96       3,309.11       105.50        3,474.61
-----------------------------------------------------------------------------------     -----------------------------------------
INDY LUBE SERVICES, INC.          09-209       2,694     10    94          9    96       2,727.60        33.60        2,761.20
-----------------------------------------------------------------------------------     -----------------------------------------
WILLIAM TELLMAN D.D.S.            09-210       1,448      1    95          6   101       1,389.18         0.00        1,389.18
-----------------------------------------------------------------------------------     -----------------------------------------
MARYBETH BRANDT, D.D.S.           09-216       1,189     11    94         10    97       1,325.00        17.71        1,342.71
-----------------------------------------------------------------------------------     -----------------------------------------
EQUITY FINANCIAL SERVICES         10-100         942      3    95          6    98         942.80         0.00          942.80
-----------------------------------------------------------------------------------     -----------------------------------------
LAWRENCE C. ARANY                 10-102         858      3    92          9    97         840.13        19.59          859.62
-----------------------------------------------------------------------------------     -----------------------------------------
JOHN C. WOLBERT                   10-104         665      3    95         12    91         642.80         0.00          642.80
-----------------------------------------------------------------------------------     -----------------------------------------
JAMES L. HUNTER                   10-109       2,431      7    93          6    98       2,340.68       121.14        2,461.72
-----------------------------------------------------------------------------------     -----------------------------------------
R. BAK C. SHIN, M.D.              10-110       2,047      1    92         12    96       2,192.44       179.41        2,371.85
-----------------------------------------------------------------------------------     -----------------------------------------
RICHARD J. MOORE                  10-111         436      7    94          6    97         437.00         9.71          446.71
-----------------------------------------------------------------------------------     -----------------------------------------
VULCRAFT SALES                    10-115       1,212      3    89          2    98       1,287.75         0.00        1,287.75
-----------------------------------------------------------------------------------     -----------------------------------------
ATMS                              10-204       1,111     12    93         11    96       1,084.71        11.92        1,096.63
-----------------------------------------------------------------------------------     -----------------------------------------
EXECUTIVE STRATEGIES              10-207       1,472      5    93          4    96       1,361.40       105.89        1,467.29
-----------------------------------------------------------------------------------     -----------------------------------------
HENRY P. THOMPSON COMPANY         10-208         608      9    95          8    98         997.17         0.00          997.17
-----------------------------------------------------------------------------------     -----------------------------------------
CHRISTIAN MEDICAL & DENTAL        10-209         359      1    91         12    91         399.75        15.82          421.57
-----------------------------------------------------------------------------------     -----------------------------------------
VEDA, INC.                        10-212       4,883      2    95          3   100       4,713.94         0.00        4,713.94
-----------------------------------------------------------------------------------     -----------------------------------------
KING, REIMAN, SKAGGS              11-118       3,319     11    91         10    99       2,867.74       111.10        2,941.14
-----------------------------------------------------------------------------------     -----------------------------------------
METROPOLITAN INSURANCE            11-120       2,379     11    92         10    96       1,968.63       101.35        2,069.98
-----------------------------------------------------------------------------------     -----------------------------------------
TECHNETICS, INC.                  12-105       2,506      4    95          3    95       2,150.98         0.00        2,150.98
-----------------------------------------------------------------------------------     -----------------------------------------
RUE EDUCATIONAL PUBLISHERS        12-109       4,712      7    93          6    95       3,380.86       117.34        3,498.20
-----------------------------------------------------------------------------------     -----------------------------------------
ITO & KOBY DENTAL STUDIO          14-102      10,000     12    93         11   101       5,416.67       101.14        5,465.81
-----------------------------------------------------------------------------------     -----------------------------------------
TECHNETICS INC.                   14-105      13,771      4    95         10    97       8,262.60        19.64        8,282.24
-----------------------------------------------------------------------------------     -----------------------------------------
USAF                              15-400      88,000      7    87          4    97      85,873.31         0.00       85,873.31
-----------------------------------------------------------------------------------     -----------------------------------------
STRONG INC. (ARBOR)               16-140      16,000     11    94          8    99       7,333.33       174.23        7,507.56
-----------------------------------------------------------------------------------     -----------------------------------------
S.A.I.C.                          17-130      11,524      3    89         12    99      11,524.01         0.00       11,524.01
-----------------------------------------------------------------------------------     -----------------------------------------
ARBOR EXPRESS                     17-140       8,641      6    94          8    98       5,848.14        29.02        5,877.16
-----------------------------------------------------------------------------------     -----------------------------------------
TRIDENT FOODS, INC.               18-104       2,360     12    92         11    96       2,310.83         0.00        2,310.83
-----------------------------------------------------------------------------------     -----------------------------------------
CONTROLLERSHIP GROUP              10-107         715      9    95          8    97         729.90         0.00          729.90
-----------------------------------------------------------------------------------     -----------------------------------------
TOM HARRIS & ASSOCIATES           18-108         616      8    95          7    96         667.33         0.00          667.33
-----------------------------------------------------------------------------------     -----------------------------------------
PRIMEPAY                          18-111       5,667     12    91         11    99       5,248.42       210.69        5,559.11
-----------------------------------------------------------------------------------     -----------------------------------------
UPS                               18-200       7,214     12    94         11    96       6,703.00         0.00        6,703.00
-----------------------------------------------------------------------------------     -----------------------------------------
BLUE LUSTRE HOME CARE             19-150      33,757      9    76          7    97      25,287.29       713.71       26,001.00
-----------------------------------------------------------------------------------     -----------------------------------------
GROUNDWATER TECHNOLOGY            19-160       4,042      1    94         12    97       2,873.44        74.16        2,947.60
-----------------------------------------------------------------------------------     -----------------------------------------
HELENA CHEMICAL                   21-104       3,038      8    92          7    96       3,300.18        24.49        3,324.67
-----------------------------------------------------------------------------------     -----------------------------------------
G.L.A. COLLECTION CO.             21-110         356      4    92          1    96         383.67         0.00          383.67
-----------------------------------------------------------------------------------     -----------------------------------------
REDDING-TROY INSURANCE            21-111       3,195      7    91          1    97       3,021.94        61.83        3,083.77
-----------------------------------------------------------------------------------     -----------------------------------------
VRG INTERNATIONAL                 21-120       3,850      4    95          1    98       4,074.89         0.00        4,074.89
-----------------------------------------------------------------------------------     -----------------------------------------
SPECIALTY SALES, INC.             21-121       1,141      8    94         12    97       1,348.94         0.00        1,348.94
-----------------------------------------------------------------------------------     -----------------------------------------
PROMISE KEEPERS                   21-127       1,628      6    94          1    97       1,390.58        20.61        1,410.69
-----------------------------------------------------------------------------------     -----------------------------------------
TROTMAR, INC.                     21-130       1,801      4    90          1    96       1,765.44        34.90        1,800.34
-----------------------------------------------------------------------------------     -----------------------------------------
TROTMAR, INC.                     21-133         221      8    90          1    94         110.50         0.00          110.50
-----------------------------------------------------------------------------------     -----------------------------------------
LOVE, INC.                        21-139         721      8    92          1    94         318.90         0.00          318.90
-----------------------------------------------------------------------------------     -----------------------------------------


                                                                      9/30/93       # OF     LENGTH
                                  R.E. TAX         OP. EXPENSE        SECURITY     RENEWAL     OF       RENEWAL EXPANSION
        TENANT                  BASE YR/AMT.       BASE YR/AMT.       DEPOSITS     OPTIONS    YEARS       RENT   OPTIONS      NOTES*
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
IDS FORESTERS                      1993          1993                    0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
FOUNDATION PROPERTY MGMT.          1993          1993                  497.92                                                   C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
MARKS A. LEVY, INC.           Included in 4.88              4.88     3,415.45
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
INDY LUBE SERVICES, INC.           1993          1993                2,763.38
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
WILLIAM TELLMAN D.D.S.             1994          1994                3,889.10
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
MARYBETH BRANDT, D.D.S.            1993          1993                1,325.60
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
EQUITY FINANCIAL SERVICES          1994          1994                  942.60
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
LAWRENCE C. ARANY             Included in 4.64              4.64       400.00                                                   C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
JOHN WOLBERT                       1994          1994                    0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
JAMES L. HUNTER               Included in 4.83              4.83     2,340.38
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
R. BAK C. SHIN, M.D.          Included in 4.64              4.64         0.00          1         3               NEG
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
RICHARD J. MOORE                   1993          1993                  437.00                                                   C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
VULCRAFT SALES                Included in 8.70              8.70         0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ATMS                               1992          1992                1,073.02                                                   C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
EXECUTIVE STRATEGIES          Included in 4.83              4.83     1,349.31
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
HENRY P. THOMPSON COMPANY          1994          1994                    0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
CHRISTIAN MEDICAL & DENTAL    Included in 4.16              4.16       359.71                                                   C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
VEDA, INC.                         1994          1994                4,713.96
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
KING, REIMAN, SKAGGS          Included in 3.61              3.61     2,926.38
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
METROPOLITAN INSURANCE        Included in 3.61              3.61         0.00          1         3       NEG
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TECHNETICS, INC.                   1994          1994                2,130.98                                                   C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
RUE EDUCATIONAL PUBLISHERS    Included in 4.54              4.54     2,839.07                                                   A
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ITO & KOBY DENTAL STUDIO           1992          1992                1,713.28          2    3(EACH)      NEG
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TECHNETICS, INC.              Included in 1.29              1.29     8,262.60
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
USAF                                 N/A          N/A                    0.00                                                   C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
STRONG INC. (ARBOR)                1993          1993                    0.00          1         3       NEG                    C
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
S.A.I.C.                      Included in 2.87              2.87    15,025.18
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
ARBOR EXPRESS                      1993          1993                    0.00          1         3       NEG
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TRIDENT FOODS, INC.           Included in 5.34              5.34         0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
CONTROLLERSHIP GROUP               1994          1994                  729.60
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TOM HARRIS & ASSOCIATES            1994          1994                  667.33
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
PRIMEPAY                      Included in 4.66              4.66         0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
UPS                                1994          1994                    0.00          1         3       NEG      YES
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
BLUE LUSTRE HOME CARE              1977          1977                   97.83
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
GROUNDWATER TECHNOLOGY             1993          1993                    0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
HELENA CHEMICAL               Included in 4.00              4.00     3,300.88
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
G.L.A. COLLECTION CO.              1994          1994                  383.47
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
REDDING-TROY INSURANCE        Included in 4.80              4.80     8,779.79
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
VRG INTERNATIONAL                  1994          1994                4,283.33          1         3       NEG
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
SPECIALTY SALES, INC.              1994          1994                1,410.85
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
PROMISE KEEPERS                    1993          1993                1,390.38                                     YES
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TROTMAR, INC.                 Included in 4.16              4.16     1,783.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
TROTMAR, INC.                      N/A           N/A                     0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
LOVE, INC.                         1994          1994                    0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------




                                  EXHIBIT "K"
                             TO PURCHASE AGREEMENT

                                                           LEASE SUMMARY


                                 CASTLETON PARK                  *In the Notes column, please input all of the letters that apply.
                                    EXHIBIT K                    (A) If the tenant has vacated or sublet any portion of their space.
                               LEASE SUMMARY REPORT              (B) If the tenant has any unearned free rent or unpaid allowances.
REVISED 11/13/95                                                 (C) If the tenant has any termination options.

                                                                                         CURRENT       CURRENT
                                             SQUARE       LEASE            LEASE         MONTHLY       MONTHLY     TOTAL MONTHLY
        TENANT                   SUITE        FEET      START DATE       EXP. DATE      BASE RENT    ESCL. PYMT.        RENT
-----------------------------------------------------------------------------------     -----------------------------------------
WALKER RESEARCH                   40-120       4,560      1    94          1    96       3,347.80        60.30        3,408.10
-----------------------------------------------------------------------------------     -----------------------------------------
HEALTH CLUB AREA                  50-171       8,104     11    92         11    99       2,479.17         0.00        2,479.17
-----------------------------------------------------------------------------------     -----------------------------------------


                                                                      9/30/93       # OF     LENGTH
                                  R.E. TAX         OP. EXPENSE        SECURITY     RENEWAL     OF       RENEWAL EXPANSION
        TENANT                  BASE YR/AMT.       BASE YR/AMT.       DEPOSITS     OPTIONS    YEARS       RENT   OPTIONS      NOTES*
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
WALKER RESEARCH                    1993            1993              0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------
HEALTH CLUB AREA                    N/A            N/A               0.00
-----------------------------------------------------------------    -----------------------------------------  ---------     ------




                                  EXHIBIT "K"
                             TO PURCHASE AGREEMENT

                                LEASE DEFAULTS


                                CASTLETON PARK
                           AGING REPORT (DETAILED)

                                AS OF 11/16/95

     TENANT                       BUILDING/    BALANCE         1-30      31-60       61-90     0VER 90
      NAME                          SITE         DUE           DAYS*      DAYS        DAYS      DAYS     COMMENTS
---------------------------------------------------------------------------------------------------------------------------------
  Indianapolis Church of Christ    01-103    $ 2,726.91                            $ 2,726.91
---------------------------------------------------------------------------------------------------------------------------------
  Walker Research                  03-104      1,105.00      1,106.00
---------------------------------------------------------------------------------------------------------------------------------
  Franker Engineering              03-101       6784.17       6784.17
---------------------------------------------------------------------------------------------------------------------------------
  Tronitech, Inc.                  06-102      1,238.96      5,238.98
---------------------------------------------------------------------------------------------------------------------------------
  Meid Engineering                 07-104      2,072.14      2,072.14
---------------------------------------------------------------------------------------------------------------------------------
  Broadway Marketing, Inc.         07-104      3,713.67      3,390.16                            323.31  Initial tenant work +
                                                                                                          interest
---------------------------------------------------------------------------------------------------------------------------------
  H.S. Basketball Cards            07-104        931.78        931.76
---------------------------------------------------------------------------------------------------------------------------------
  Sherwin Williams                 07-106        398.97        398.97
---------------------------------------------------------------------------------------------------------------------------------
  L. David Vencil, D.D.S.          07-111        992.78        992.78
---------------------------------------------------------------------------------------------------------------------------------
  Indiana Exchange                 08-200      1,258.05      1,258.05
---------------------------------------------------------------------------------------------------------------------------------
  American Family Insurance        09-105        316.87        316.87
---------------------------------------------------------------------------------------------------------------------------------
  Praxair, Inc.                    09-106        425.04        425.04
---------------------------------------------------------------------------------------------------------------------------------
  Equity Financial Services        10-100        942.00        942.00
---------------------------------------------------------------------------------------------------------------------------------
  Equity Financial Services        10-109A     1,403.50      1,403.50
---------------------------------------------------------------------------------------------------------------------------------
**Management Service Systems       10-208      2,698.00                                        2,698.00  They have vacated the
                                                                                                           park
---------------------------------------------------------------------------------------------------------------------------------
  Fame, Inc.                       10-112        691.34        691.34
---------------------------------------------------------------------------------------------------------------------------------
  Strong, Inc.                     16-148      7,806.06      7,806.06
---------------------------------------------------------------------------------------------------------------------------------
  EAIC                             17-130        325.00        325.00
---------------------------------------------------------------------------------------------------------------------------------
  Arbor Express                    17-140      6,049.68      6,049.68
---------------------------------------------------------------------------------------------------------------------------------
  Blue Luster                      19-150     26,360.39     26,360.29
---------------------------------------------------------------------------------------------------------------------------------
  The Sherwin-Williams Company     21-111        474.30                      26.35      26.35    421.60  Annual 1994 Escalation
                                                                                                           Billing + Monthly
                                                                                                           Escalation Increase
---------------------------------------------------------------------------------------------------------------------------------
  Trotmar, Inc.                    21-130      3,591.96      1,800.34     1,791.62
---------------------------------------------------------------------------------------------------------------------------------
  Trotmar, Inc.                    21-133        311.50        110.50       112.50     110.50             Slow in paying
---------------------------------------------------------------------------------------------------------------------------------
  Trustmark Insurance Company      26-130          3.00                       1.00                        Key charge
---------------------------------------------------------------------------------------------------------------------------------
  Radio Indianapolis, Inc.         27-200     21,466.04     14,386.63    14,130.15               (30.76)  Credit will be applied to
                                                                                                            12/95 rent
---------------------------------------------------------------------------------------------------------------------------------
  Whitehall Funding                29-121      5,351.88      3,331.88
---------------------------------------------------------------------------------------------------------------------------------
  Midwest Career College           29-124      7,001.02      3,500.51     3,500.51
---------------------------------------------------------------------------------------------------------------------------------
  National Council on Comp. Ins.   30-123        131.46        131.46
---------------------------------------------------------------------------------------------------------------------------------
  The Kroger Company               30-130      1,209.51        403.17       403.17     403.17             Monthly Escalation
                                                                                                            Increase
---------------------------------------------------------------------------------------------------------------------------------
  Broadway Marketing, Inc.         30-131      1,503.27        501.09       501.09     501.09             Slow in paying
---------------------------------------------------------------------------------------------------------------------------------
  Cutler-Hammer, Inc.              30-111        150.00        150.00
---------------------------------------------------------------------------------------------------------------------------------
  The Kroger Company               30-112        120.66         40.22        40.22      40.22             Monthly Escalation
                                                                                                            Increase
---------------------------------------------------------------------------------------------------------------------------------
  The Kroger Company               30-118      2,288.64        762.88       762.88     762.88             Monthly Escalation
                                                                                                            Increase
---------------------------------------------------------------------------------------------------------------------------------
  The Kroger Company               31-160      6,055.59      2,018.53     2,018.53   2,018.53             Monthly Escalation
                                                                                                            Increase
---------------------------------------------------------------------------------------------------------------------------------
  Tronitech, Inc.                  32-142      2,279.71      1,302.67                  977.04             Annual 1994 Escalation
                                                                                                            Billing
---------------------------------------------------------------------------------------------------------------------------------
  IRC Audio                        30-112      7,017.16      3,534.77     3,542.39
---------------------------------------------------------------------------------------------------------------------------------
  IRC Music                        33-117      1,209.09        603.54       605.55
---------------------------------------------------------------------------------------------------------------------------------
  Chartwell Midwest                35-110        (70.88)       (70.88)
---------------------------------------------------------------------------------------------------------------------------------
  Independent Appraisals, Inc.     42-110      1,202.56      2,601.28     2,601.28
---------------------------------------------------------------------------------------------------------------------------------
  Wiley & Associates, Inc.         42-112      1,104.36      1,304.36
---------------------------------------------------------------------------------------------------------------------------------
  Alison Secretarial               42-120      3,499.43      3,499.43
---------------------------------------------------------------------------------------------------------------------------------
  FDIC                             42-121        100.00        100.00
---------------------------------------------------------------------------------------------------------------------------------



                                 EXHIBIT "K-1"
                                      -1-

                                CASTLETON PARK
                           AGING REPORT (DETAILED)

                                AS OF 11/16/95

     TENANT                       BUILDING/    BALANCE         1-30      31-60       61-90     0VER 90
      NAME                          SITE         DUE           DAYS*      DAYS        DAYS      DAYS          COMMENTS
---------------------------------------------------------------------------------------------------------------------------------
  Indiana Oral & Max               45-103        785.03        785.03
---------------------------------------------------------------------------------------------------------------------------------
  Philip D. Burroughs, Atty.       45-103      1,679.26        839.63      839.63
---------------------------------------------------------------------------------------------------------------------------------
  Castleton Oral & Max.            45-203      6,579.03      6,579.03
---------------------------------------------------------------------------------------------------------------------------------
  Jack Ellis Showley, D.D.S.       45-204      5,519.35      1,839.83    1,839.25   1,839.83
---------------------------------------------------------------------------------------------------------------------------------
  Associated Insurance Companies   45-116        377.50                                          377.50  Initial tenant work
---------------------------------------------------------------------------------------------------------------------------------
                          TOTALS            $164,931.99   $119,053.99  $12,716.72  $9,406.54  $3,769.85
---------------------------------------------------------------------------------------------------------------------------------

*  1-30 columns is all current rent, unless otherwise noted.
** Vacated park.




                                 EXHIBIT "K-1"
                                      -2-

                               PROPERTY CONTRACTS


VENDOR                                                CONTRACT TYPE                                COMMENCEMENT DATE
------                                                -------------                                -----------------
Dover Elevators                                       Master Maintenance                           6/15/91
                                                      Agreement for two (2)
                                                      passenger elevators Serial
                                                      #E-72396-7.

Dover Elevators                                       Master Maintenance                           6/15/91
                                                      Agreement for one (1)
                                                      passenger elevator Serial
                                                      #E-82793.

6741 Corporation                                      Station Charge Account                       4/2/93
                                                      Agreement.

Cavinder Elevators, Inc.                              Elevator Maintenance                         1/1/89
                                                      Proposal for seventeen (17)
                                                      Otis Hydraulic Elevators.

Modern Vending, Inc.                                  Vending Machines                             12/28/93-12/28/96

AAA Services, Inc.                                    Window Cleaning Service                      1/15/93-1/15/94
                                                                                                   (renews annually)

Plymate, Inc.                                         Service Agreement for                        9/3/93-9/3/95
                                                      Textiles

Federal Express, Inc.                                 Drop Box Agreement                           7/15/94

United Parcel Service                                 Letter Center Agreement -                    4/3/93-4/3/96
                                                      6505 Building

United Parcel Service                                 Letter Center Agreement -                    11/14/94-11/14/95
                                                      Aetna Building

United Parcel Service                                 Letter Center Agreement -                    8/15/94-8/15/95
                                                      8000 Knue Road

American National Skyline                             Window Cleaning Service                      6/5/95-6/5/96


This itemization excludes the thirteen (13) vehicles that are leased by Castleway Management Corp. and subsequently subleased to EQK I Realty Investors.





                                  EXHIBIT "L"
                             TO PURCHASE AGREEMENT

                                 ASSET MANAGERS





                                Gary Werkheiser
                                   Don Henry


                                  EXHIBIT "M"
                             TO PURCHASE AGREEMENT

                                     -1-